UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08748

Wanger Advisors Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wanger International Select

2011 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger International Select

  2011 Semiannual Report

2	Understanding Your Expenses

3	Shale Gas Returns, Transforming the Energy Outlook

6	Performance Review

8	Statement of Investments

13	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

19	Management Fee Evaluation of the Senior Officer

23	Board Approval of the Advisory Agreement

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of June 30, 2011, CWAM managed $35.8 billion in assets, and is the investment adviser to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser or insurance company or contact 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies and qualified pension or retirement plans.

The views expressed in "Shale Gas Returns, Transforming the Energy Outlook" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International Select 2011 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity product. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2011 – June 30, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International Select	1,000.00	1,000.00	1,034.00	1,018.00	6.91	6.85	1.37

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Wanger International Select 2011 Semiannual Report

Shale Gas Returns, Transforming the Energy Outlook

Just five to seven years ago, it was widely believed that North American natural gas resources were being rapidly depleted. Today, the outlook appears to be very much improved thanks to the ingenuity of a few individuals and a process that should provide natural gas for decades to come.

In 1825, some 34 years before Colonel Edwin Drake1 drilled the first oil well in Titusville, Pennsylvania, William Aaron Hart drilled the first natural gas well, in shale located in Fredonia, New York. By August of that year, five structures in the village were illuminated by natural gas and by November there were 36 gas lights in the village. In 1857, Preston Barmore, the superintendent of the Fredonia Natural Gas Co., was not satisfied with the production from a 122 foot well so he exploded crevices of rock in the well, increasing the supply of gas. Within a few years, the village had 150 gas lights.2

Plenty of natural gas was subsequently found in sandstone formations under impermeable rock, in similar formations as oil, or accompanied by oil. Extracting this natural gas was less costly than drilling for gas in shale, so shale exploration all but ended. Millions of miles of gas pipelines were built, and demand for natural gas grew.3 U.S.-marketed production rose to 1 trillion cubic feet (TCF) of natural gas by 1923, and has ranged from 16.9 to 22.6 TCF since 1973.4 Natural gas is used for heating and manufacturing, and is a feedstock for fertilizers, plastics and chemicals.

Recent Natural Gas Shortages

In 2004, Julian Darley wrote High Noon for Natural Gas, The New Energy Crisis. He reviewed Hubbert's Peak, a theory named after the geologist who researched oil finding and production curves and then correctly predicted that U.S. oil production would peak around 1970. Darley applied Hubbert's Peak to natural gas data and concluded that North American gas production had also peaked and was likely to plunge.

Darley wrote, "The United States and Canada are entering a natural gas crisis ...North American supply is simply no longer able to meet desired consumption."5 He added, "...the worst immediate problem confronting the United States (and Canada) is not oil, but natural gas. It is a natural gas shortage that could seriously interrupt the U.S. economy..."6 Darley noted that the U.S. Energy Information Administration (EIA) made enormous upward revisions for production of natural gas from shale, tight sands and coal beds, but he believed such gains would fail to occur. Instead, importing of liquefied natural gas (LNG) would have to be an interim solution. But LNG, Darley stated, had safety and security risks. Geopolitically, relying on imported LNG would also be problematic, as Russia and Iran had the largest reserves of natural gas.

Darley believed that the 300-plus new natural gas-fired electric generating stations, built between 1980 and 2003 at a cost of $100 billion, were huge mistakes. The power companies had apparently reviewed a 1999 National Petroleum Council report that stated North American natural gas supplies would grow. Darley labeled that report as an "example of the kind of cornucopian delusion that characterizes many in government and most in industry, who believe in nothing but economics and the miracle of capitalism with its unlimited ability to find substitutes for everything."7

Darley thought that with worldwide Peak Oil imminent and North American natural gas production plunging, energy was to become scarce, and the industrial revolution would unwind. He advocated that people should be able to obtain their daily needs within walking distance from where they lived. His long-term solution was to depopulate the earth, such that mankind no longer mined the planet and consumed only the energy that the sun regularly provides. At one child per woman, the population of the earth would be back to one billion in about one hundred years.

Domestic natural gas production fell between 2001 and 2005 and prices increased between 2002 and 2008.8 Most major oil companies and analysts agreed that natural gas production in North America was peaking, and that the U.S. would need substantial imports of LNG. I remember going to an energy conference in early 2006 where this view was widespread. Darley's nightmare scenario seemed to be coming true.

Back in the Gas Fields

George Mitchell has been called the Father of the Barnett Natural Gas Field, located in and around Fort Worth, Texas. Over an 18-year period beginning in 1981, his company, Mitchell Energy and Development, experimented with fracturing gas-bearing shale that is located between 6,000 and 14,000 feet below the surface. Geologists knew that shale had lots of pores and the ability to store natural gas, but since pores in shale are rarely interconnected, gas flows poorly through shale. Initial attempts to extract this gas were costly, and production was not economical. Eventually, the company developed a "light sand frac" method that was effective and used less fluid. The combination of reduced costs and rising natural gas prices made such drilling profitable. Mitchell drilled many wells at the Barnett field, producing far more natural gas than most people expected.9

Mitchell needed more funding and sold his company to Devon Energy, a larger, independent producer. Devon had expertise in an additional technology, horizontal drilling, which tilted drill holes at angles or sideways once they hit pay dirt. More gas-bearing shale was consequently exposed to the well. With this added technology, the company drilled 55 wells in the Barnett field in 2003 and the shale gas boom began.10 Some 13,500 gas wells have been drilled in the Barnett field since 199711 and the Barnett field accounted for 6% of total natural gas production in the United States in 2010.12

Drilling at other shale gas formations has also jumped. U.S. shale gas production increased

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Wanger International Select 2011 Semiannual Report

12-fold in the last decade and currently accounts for about 25% of U.S. natural gas production.13 With greater production, natural gas wellhead prices halved from 2008 to 2010. In its yearly forecast in 2010, the EIA doubled its estimate of U.S. shale gas production for 2035 and predicts shale gas production will hit 46% of U.S. consumption that year.14 Imports will drop from 11% of natural gas consumption in 2009 to 1%.15 With "economics and the miracle of capitalism"16 we won't need to revert to Darley's dark ages any time soon. The EIA also believes shale gas totaling at least six-times U.S. reserves is recoverable in at least 32 other countries.17

Energy Mix

In 2009, Robert Hefner published The Grand Energy Transition. The book provides perspectives on past and future sources and uses of energy. Hefner believes that energy usage naturally transitions from solids (wood and coal) to liquids (oil) and then to gasses (natural gas, wind and hopefully nuclear fusion). He sees newer fuels as superior to older ones, with each new fuel facilitating new technologies, improvements in the environment and higher living standards.

The transition to coal from wood powered the industrial revolution and allowed millions of acres of forests to regrow. Coal then fell from 80% of the world energy market in 1900 to about 28% currently. Oil ascended to 48% of the world's energy by 1973, displacing much dirty coal and revolutionizing transportation via the introduction of automobiles and airplanes. Oil subsequently dropped to about 36% of world energy consumption. Natural gas has risen from 10% of the world's energy in 1950 to 24% currently.18

Believing in global warming, Hefner notes that the transition from wood to coal to oil to natural gas slashed carbon content and increased hydrogen content of fuels with each transition. Since burning carbon creates carbon dioxide (CO2), the primary greenhouse gas, and burning hydrogen creates water, the natural transitions from solids to liquids to gasses slow global warming. Burning natural gas creates 44% less CO2 than burning coal and 29% less than burning oil. Burning natural gas also emits about 80% less nitrogen oxides, over 90% lower particulates and over 99% less sulfur dioxide than coal or oil.19

Under an earlier belief that the U.S. was running out of natural gas, the Natural Gas Policy Act (NPGA) and the Fuel Use Act were passed in 1978. The NGPA immediately deregulated prices for gas produced from deep wells and phased out other price controls.20 The Fuel Use Act mandated the phase out of natural gas for electric generation and restricted its industrial uses. Prices for deep gas jumped, but so did drilling. Production grew, and with demand depressed by the Fuel Use Act, prices then collapsed. There was an excess supply of natural gas, known as the "gas bubble," until the year 2000.

Hefner believes the 1978 laws slowed the natural transition from coal and oil to natural gas. As a result of the Fuel Use Act, some 100,000 megawatts of coal-fired electric generating capacity was built in the United States through 1989 that has emitted 15 billion metric tons of CO2 into the atmosphere.21 Hefner believes that the construction of the coal burning plants, not the natural gas burning plants, was the big mistake.

Hefner subscribes to Peak Oil occurring soon, but sees many decades of abundant and relatively cheap natural gas. Hence, he predicts the grand energy transition to natural gas will continue, and he believes natural gas will be a bridge fuel to renewable energy and possibly nuclear fusion. Natural gas complements wind energy quite well, as gas-burning electric plants can quickly power up when the wind slows.

Some 12 million vehicles worldwide are powered by natural gas. Of that number, there are estimated to be 110,000 natural gas-powered vehicles in the United States,22 including thousands of trucks serving the ports of Long Beach and Los Angeles,23 more than 11,000 buses24 and approximately 12,000 Honda Civic GX cars.25 These vehicles burn natural gas currently priced at one-third of the energy equivalent price of oil. Hefner believes that half the autos in the United States should be powered by natural gas, and the dirtiest, coal-burning electric plants should be replaced by natural gas plants. Yearly gas consumption would rise by 13 TCF, but could be met by increased shale gas production.26

Investment Implications

We believe that innovations in producing gas from shale have indeed transformed the U.S. energy outlook. We profitably invested in some of the pioneers of shale gas though, with the current glut of natural gas, the stocks now look less attractive. Supplies of gas may remain high in the short term as some unprofitable drilling persists in order to keep lease rights. Over time, the low prices will likely result in reduced drilling and more constrained supplies. When this happens, natural gas prices should rise to a level where drilling and production are moderately profitable. We continue to look for suppliers and service companies participating in shale gas production. Some shale oil fields are now being developed, including the Bakken field in North Dakota and Canada and the Eagle Ford field in Texas. At this point, we don't think there will be enough shale oil production to revolutionize the oil market, but we do believe we have found some attractive stocks participating in those developments.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

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Wanger International Select 2011 Semiannual Report

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Columbia Wanger Funds Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Colonel Edwin Drake was an American oil driller, credited with being the first to drill for oil in the United States.

2  Lash, Eileen and Gary, "The Early History of Natural Gas, Kicking Down the Well," The SUNY Fredonia Shale Research Institute, June 3, 2011, http://www.fredonia.edu/shaleinstitute/history.asp.

3  U.S. Energy Information Administration (EIA), http://www.eia.gov/pub/oil_gas/natural_gas/analysis_publications/ngpipeline/index.html.

4  EIA data, including imports primarily from Canada, states the U.S. has been using about 23 trillion cubic feet (TCF) of gas a year, including about 6.6 TCF for industrial purposes. www.eia.gov.

5  Darley, Julian, High Noon for Natural Gas, The New Energy Crisis, (White River Junction, Vermont, Chelsea Green Publishing Company 2004) p. 13.

6  Ibid., p. 2.

7  Ibid., p. 79-80.

8  According to EIA data, domestic natural gas production fell from 20.6 TCF in 2001 to 18.9 TCF in 2005. Average annual wellhead prices rose from $3 to $5 in 2002-2003 to $6 to $8 from 2006-2008. www.eia.gov.

9  Airhart, Marc, "The Father of the Barnett Natural Gas Field," http://geology.com/research/barnett-shale-father.html.

10  Yergin, Daniel, "Stepping on the Gas," Wall Street Journal, April 2, 2011.

11  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

12  U.S. Department of Energy, Office of Fossil Energy and National Energy Technology Laboratory, "Modern Shale Gas, Development in the United States: A Primer," April 2009, p. ES-1, http://fossil.energy.gov/programs/oilgas/publications/naturalgas_general/Shale_Gas_Primer_2009.pdf

13  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

14  Lomax, Simon, "Shale-Gas Output May Double by 2035, Reducing Energy Imports, U.S. Says," Bloomberg, December 16, 2010, http://www.bloomberg.com/news/2010-12-16/natural-gas-production-from-shale-may-double-by-35-u-s-agency-forecasts.html.

15  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

16  Darley, Julian, op. cit., p. 79-80.

17  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

18  Hefner III, Robert A., "The Grand Energy Transition," (Hoboken, New Jersey, John Wiley & Sons, Inc. 2009) p. 27.

19  U.S. Department of Energy, Office of Fossil Energy and National Energy Technology Laboratory, "Modern Shale Gas, Development in the United States: A Primer," April 2009, p. 5, http://fossil.energy.gov/programs/oilgas/publications/naturalgas_general/Shale_Gas_Primer_2009.pdf

20  Hefner III, Robert A., op. cit., p. 120-121. Having been an independent explorer for natural gas, Hefner was well aware that gas existed in locations independently of oil. (He has been called the "Father of Deep Natural Gas" as his company drilled very deep wells finding only natural gas at very high pressure.) In the 1970s when geologists for major oil companies testified to Congress that the U.S. was running out of natural gas, Hefner dissented, believing that the shortage was caused by price controls in place since 1954. Price controls cause shortages of valuable commodities by boosting demand and restraining supplies.

21  Ibid., p. 122.

22  Natural Gas Vehicles of America, http://www.ngvc.org/mktplace/index.html. Accessed July 20, 2011.

23  Hefner III, Robert A., op. cit., p. 201.

24  Natural Gas Vehicles of America, http://www.ngvc.org/mktplace/index.html. Accessed July 20, 2011.

25  Oberman, Mira, "The Greenest Car You've (Likely) Never Heard Of," Agence France-Presse, April 11, 2011.

26  Hefner III, Robert A., op. cit., p. 203.

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Wanger International Select 2011 Semiannual Report

Performance Review Wanger International Select

Christopher J. Olson
Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for performance updates for the most recent month-end.

Wanger International Select gained 3.40% during the semiannual period ended June 30, 2011, underperforming the 4.04% gain of its primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index.

The Tohoku earthquake that hit Japan in March 2011 was devastating and Japanese equities quickly fell following the disaster. The economic situation in Japan began to stabilize in the second half of the period, however, and two of the Fund's Japanese names ranked among the top contributors for the period. Gree, a mobile social networking game developer, was up 78% for the half year as the company benefited from new product rollouts. Asahi Diamond Industrial, a manufacturer of consumable diamond tools, was up 16% as revenues remained strong and its operations were largely unaffected by the earthquake.

Elsewhere, German online payment processor and risk manager Wirecard was up 31%. The company is growing revenues at a 20% clip on the back of ongoing growth of e-commerce, as well as the introduction of a popular prepaid cash card. Swedish measurement equipment manufacturer Hexagon continued its strong run, gaining 16% during the period. The company benefited from continued revenue growth driven mainly by its exposure to emerging markets. Chemring, a UK manufacturer of defense countermeasures and energetics, enjoyed strong revenue growth, gaining 15% for half year. Irish pharmaceutical company United Drug rose 21% as investors realized earnings had improved and the stock was very cheap. Workspace Group, a UK real estate company, was up 29% for the half year, benefiting from improving occupancy rates.

Energy stocks struggled during the half year period. Pacific Rubiales Energy, a Colombian oil production and exploration company, was off 21% for the six-month period on disappointing results from recent explorations. After many quarters of strong performance, Dutch sub-sea oilfield services provider Fugro fell 11% for the period. The company reported disappointing earnings, stating that many of its customers opted to delay expected projects. Quetzal Energy, an oil and gas exploration company operating in Latin America, was down 37% year to date as a delay in receiving environmental approvals slowed down its drilling program.

Outside the energy sector, Petropavlovsk, a UK-listed company operating gold and iron ore mines in Russia, was off 24% for the six months. Delays and capital concerns, combined with weakness in gold mining stocks in general, hurt returns. We sold the Fund's position in the stock. Jiangsu Expressway, a Chinese toll road operator, fell 15% for the half after the government began to crack down on toll operators that were overcharging. Jiangsu Expressway has kept its charges in line with stated policy but was down nonetheless, as the entire sector was sold off.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/11

Chemring	3.7%
Hexagon	3.7
Wirecard	2.8
Asahi Diamond Industrial	2.4
United Drug	1.9
Fugro	1.7
Pacific Rubiales Energy	1.5
Jiangsu Expressway	1.4
Gree	1.4
Workspace Group	1.1
Quetzal Energy	0.3

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Wanger International Select 2011 Semiannual Report

Growth of a $10,000 Investment in Wanger International Select
February 1, 1999 (inception date) through June 30, 2011

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through June 30, 2011, to the S&P Developed Ex-U.S. Between $2B and $10B Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/11

1. Ascendas REIT (Singapore) Industrial Property Landlord	5.0%
2. Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	4.4
3. Chemring (United Kingdom) Defense Manufacturer of Countermeasures & Energetics	3.7
4. Hexagon (Sweden) Measurement Equipment & Software	3.7
5. NHN (South Korea) South Korea's Largest Online Search Engine	3.3
6. Mapletree Industrial Trust (Singapore) Industrial Property Landlord	3.2
7. Intertek Group (United Kingdom) Testing, Inspection & Certification Services	2.9
8. Wirecard (Germany) Online Payment Processing & Risk Management	2.8
9. AkzoNobel (Netherlands) Largest Global Supplier of Protective Paints & Coatings	2.5
10. Asahi Diamond Industrial (Japan) Consumable Diamond Tools	2.4

Top 5 Countries

As a percentage of net assets, as of 6/30/11

United Kingdom	13.8%
Japan	13.3
Netherlands	8.7
Singapore	8.1
Germany	6.7

Results as of June 30, 2011

	2nd quarter	Year to date	1 year	5 years	10 years
Wanger International Select	1.01%	3.40%	31.69%	6.66%	8.98%
S&P Developed Ex-U.S. Between $2B and $10B Index*	0.90	4.04	33.74	3.73	9.60
MSCI EAFE Index (Net)	1.56	4.98	30.36	1.48	5.66
Lipper International Growth Funds Variable Underlying Index	1.49	3.89	31.22	3.01	4.89

*The Fund's primary benchmark.

NAV as of 6/30/11: $19.06

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 1.38%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of taxes. The Lipper International Growth Funds Variable Underlying Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper International Growth Funds Variable Underlying Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

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Wanger International Select 2011 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value
	Equities – 86.7%
	Europe – 41.4%
	United Kingdom – 13.8%
109,838	Chemring Defense Manufacturer of Countermeasures & Energetics	$1,128,221
28,000	Intertek Group Testing, Inspection & Certification Services	886,639
61,600	JLT Group International Business Insurance Broker	673,271
68,600	Serco Facilities Management	608,301
672,000	Workspace Group United Kingdom Real Estate	326,254
309,800	Archipelago Resources (a) Gold Mining Projects in Indonesia, Vietnam & the Philippines	307,030
43,000	Cobham Aerospace Components	146,031
15,900	Shaftesbury London Prime Retail REIT	134,739
		4,210,486
	Netherlands – 8.7%
12,000	AkzoNobel Largest Global Supplier of Protective Paints & Coatings	756,978
17,864	Imtech Electromechanical & Information & Communications Technologies Installation & Maintenance	631,834
7,291	Fugro Sub-sea Oilfield Services	525,692
17,293	Aalberts Industries Flow Control & Heat Treatment	404,248
3,000	Core Laboratories Oil & Gas Reservoir Consulting	334,620
		2,653,372
	Germany – 6.7%
47,000	Wirecard Online Payment Processing & Risk Management	840,036
8,000	Rheinmetall Defense & Automotive	708,253
20,900	Rhoen-Klinikum Health Care Services	504,327
		2,052,616

Number of Shares		Value
	Sweden – 3.7%
45,733	Hexagon Measurement Equipment & Software	$1,126,478
	Switzerland – 3.1%
3,800	Kuehne & Nagel Freight Forwarding/Logistics	576,723
2,000	Partners Group Private Markets Asset Management	353,970
		930,693
	Ireland – 1.9%
165,400	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	566,537
	Iceland – 1.1%
330,000	Marel (a) Largest Manufacturer of Poultry & Fish Processing Equipment	349,328
	Denmark – 1.1%
2,000	Novozymes Industrial Enzymes	325,466
	France- 0.8%
3,000	Neopost Postage Meter Machines	257,721
	Belgium – 0.5%
2,100	EVS Broadcast Equipment Digital Live Mobile Production Software & Systems	142,155
	Total Europe	12,614,852
	Asia – 28.9%
	Japan – 13.3%
146,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	1,330,234
33,000	Asahi Diamond Industrial Consumable Diamond Tools	721,468
600	Jupiter Telecommunications Largest Cable Service Provider in Japan	671,265
302	Seven Bank ATM Processing Services	603,477
19,000	Gree (a) Mobile Social Networking Game Developer/Platform	415,354
7,360	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	302,828
		4,044,626

See accompanying notes to financial statements.
8

Wanger International Select 2011 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value
	Singapore – 8.1%
910,000	Ascendas REIT Industrial Property Landlord	$1,513,560
1,011,900	Mapletree Industrial Trust Industrial Property Landlord	964,892
		2,478,452
	South Korea – 4.5%
5,623	NHN (a) South Korea's Largest Online Search Engine	996,884
10,500	Woongjin Coway South Korean Household Appliance Rental Service Provider	374,477
		1,371,361
	China – 3.0%
466,000	Jiangsu Expressway Chinese Toll Road Operator	427,194
183,000	Zhaojin Mining Industry Gold Mining & Refining in China	377,522
115,100	Want Want Chinese Branded Consumer Food Company	111,757
		916,473
	Total Asia	8,810,912
	Other Countries – 14.1%
	South Africa – 5.9%
81,000	Adcock Ingram Holdings Manufacturer of Pharmaceuticals & Medical Supplies	711,676
341,700	Rand Merchant Insurance Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	624,094
8,300	Naspers Media in Africa, China, Russia & Other Emerging Markets	468,837
		1,804,607
	Canada – 3.0%
14,800	CCL Industries Leading Global Label Manufacturer	508,858
8,700	AG Growth Leading Manufacturer of Augers & Grain Handling Equipment	413,147
		922,005

Number of Shares		Value
	United States – 2.1%
4,600	SM Energy Oil & Gas Producer	$338,008
7,125	Atwood Oceanics (a) Offshore Drilling Contractor	314,426
		652,434
	Australia – 1.9%
38,000	UGL Engineering & Facilities Management	567,889
	Israel – 1.2%
22,000	Israel Chemicals Producer of Potash, Phosphates, Bromine & Specialty Chemicals	351,078
	Total Other Countries	4,298,013
	Latin America – 2.3%
	Colombia – 1.8%
17,400	Pacific Rubiales Energy Oil Production & Exploration in Colombia	466,370
1,200,000	Quetzal Energy (a)(b) Explores for Oil & Gas in Latin America	95,557
		561,927
	Argentina – 0.5%
68,182	Union Agriculture Group (a)(b) Farmland Operator in Uruguay	150,000
	Total Latin America	711,927
Total Equities (Cost: $19,540,337) – 86.7%		26,435,704

See accompanying notes to financial statements.
9

Wanger International Select 2011 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited), June 30, 2011

Principal Amount		Value
Short-Term Obligation – 14.1%
	Repurchase Agreement – 14.1%
$4,303,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/11, due 7/01/11 at 0.01%, collateralized by a U.S. Government Agency obligation maturing 8/18/17, market value $4,391,033 (repurchase proceeds $4,303,001)	$4,303,000
Total Short-Term Obligation (Cost: $4,303,000)		4,303,000
Total Investments (Cost: $23,843,337) – 100.8% (c)(d)		30,738,704
Cash and Other Assets Less Liabilities – (0.8)%		(235,637)
Total Net Assets – 100.0%		$30,503,067

Notes to Statement of Investments

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures by the Board of Trustees. At June 30, 2011, the market value of these securities amounted to $245,557 which represented 0.81% of total net assets.

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/08/10	68,182	$150,000	$150,000
Quetzal Energy	1/14/11	1,200,000	151,653	95,557
			$301,653	$245,557

(c)  On June 30, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
U.S. Dollar	$5,440,055	17.8
Euro	5,337,781	17.5
British Pound	4,210,486	13.8
Japanese Yen	4,044,626	13.3
Singapore Dollar	2,478,452	8.1
South African Rand	1,804,607	5.9
Other currencies less than 5% of total net assets	7,422,697	24.4
Cash and other assets less liabilities	(235,637)	(0.8)
	$30,503,067	100.0

(d)  At June 30, 2011, for federal income tax purposes, the cost of investments was $23,843,337 and net unrealized appreciation was $6,895,367 consisting of gross unrealized appreciation of $7,219,496 and gross unrealized depreciation of $324,129.

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of June 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$334,620	$12,280,232	$—	$12,614,852
Asia	—	8,810,912	—	8,810,912
Other Countries	1,574,439	2,723,574	—	4,298,013
Latin America	466,370	95,557	150,000	711,927
Total Equities	2,375,429	23,910,275	150,000	26,435,704
Total Short-Term Obligation	—	4,303,000	—	4,303,000
Total Investments	$2,375,429	$28,213,275	$150,000	$30,738,704

The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with

See accompanying notes to financial statements.
10

Wanger International Select 2011 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited), June 30, 2011

similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement but are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

The following table reconciles asset balances for the six months ending June 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2011
Equities Latin America	$150,000	$—	$—	$—	$—	$—	$—	$150,000

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation (depreciation) attributed to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $0. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

See accompanying notes to financial statements.
11

Wanger International Select 2011 Semiannual Report

Wanger International Select

Portfolio Diversification June 30, 2011 (Unaudited)

At June 30, 2011, the Fund's portfolio investments as a percentage of net assets was diversified as follows:

	Value	Percentage of Net Assets
Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$2,763,756	9.1
Other Industrial Services	2,663,085	8.7
Machinery	2,449,918	8.0
Electrical Components	1,274,253	4.2
Outsourcing Services	608,301	2.0
Conglomerates	404,248	1.3
	10,163,561	33.3
Information
Internet Related	1,465,721	4.8
Instrumentation	1,126,478	3.7
Financial Processors	840,035	2.7
CATV	671,265	2.2
Gaming Equipment & Services	415,354	1.4
Business Software	142,155	0.5
	4,661,008	15.3
Other Industries
Real Estate	2,939,446	9.6
Transportation	427,193	1.4
	3,366,639	11.0
Energy & Minerals
Mining	1,019,172	3.3
Oil & Gas Producers	899,935	2.9
Oil Services	840,118	2.8
Agricultural Commodities	150,000	0.5
	2,909,225	9.5

	Value	Percentage of Net Assets
Finance
Insurance	$1,297,364	4.2
Banks	603,477	2.0
Brokerage & Money Management	353,970	1.2
	2,254,811	7.4
Health Care
Pharmaceuticals	1,278,213	4.2
Health Care Services	504,327	1.7
	1,782,540	5.9
Consumer Goods & Services
Nondurables	508,858	1.7
Other Consumer Services	374,477	1.2
Retail	302,828	1.0
Food & Beverage	111,757	0.4
	1,297,920	4.3
Total Equities	26,435,704	86.7
Short-Term Obligation	4,303,000	14.1
Total Investments	30,738,704	100.8
Cash and Other Assets Less Liabilities	(235,637)	(0.8)
Net Assets	$30,503,067	100.0%

See accompanying notes to financial statements.
12

Wanger International Select 2011 Semiannual Report

Statement of Assets and Liabilities
June 30, 2011 (Unaudited)

Assets:
Investments, at cost	$19,540,337
Repurchase agreement, at cost	4,303,000
Investments, at value	$26,435,704
Repurchase agreement, at value	4,303,000
Cash	152
Foreign currency (cost of $36,408)	36,536
Receivable for:
Fund shares sold	15,993
Securities lending income	577
Dividends	24,626
Foreign tax reclaims	9,227
Other assets	136
Total Assets	30,825,951
Liabilities:
Payable for:
Investments purchased	195,377
Fund shares repurchased	65,146
Investment advisory fee	23,502
Administration fee	1,250
Transfer agent fee	6
Trustees' fees	692
Professional fees	11,088
Custody fee	4,660
Reports to shareholders	10,569
Chief compliance officer expenses	7
Trustees' deferred compensation plan	8,495
Other liabilities	2,092
Total Liabilities	322,884
Net Assets	$30,503,067
Composition of Net Assets:
Paid-in capital	$26,548,703
Overdistributed net investment income	(329,723)
Accumulated net realized loss	(2,611,961)
Net unrealized appreciation on:
Investments	6,895,367
Foreign currency translations	681
Net Assets	$30,503,067
Fund Shares Outstanding	1,599,984
Net asset value, offering price and redemption price per share	$19.06

Statement of Operations
For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends (net foreign taxes withheld of $28,989)	$384,962
Securities lending income, net	875
Interest income	371
Total Investment Income	386,208
Expenses:
Investment advisory fee	144,795
Administration fee	7,702
Transfer agent fee	83
Trustees' fees	2,778
Custody fee	23,230
Professional fees	12,507
Chief compliance officer expenses (See Note 4)	521
Other expenses (See Note 5)	18,953
Total Expenses	210,569
Custody earnings credit	(7)
Net Expenses	210,562
Net Investment Income	175,646
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	2,739,674
Foreign currency transactions	(3,736)
Net realized gain	2,735,938
Net change in unrealized appreciation (depreciation) on:
Investments	(1,853,626)
Foreign currency translations	(226)
Net change in unrealized appreciation (depreciation)	(1,853,852)
Net Gain	882,086
Net Increase in Net Assets from Operations	$1,057,732

See accompanying notes to financial statements.
13

Wanger International Select 2011 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2011	Year Ended December 31, 2010
Operations:
Net investment income	$175,646	$168,390
Net realized gain on investments and foreign currency transactions	2,735,938	3,637,871
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,853,852)	2,083,489
Net Increase in Net Assets from Operations	1,057,732	5,889,750
Distributions to Shareholders:
From net investment income	(226,064)	(385,292)
Share Transactions:
Subscriptions	1,024,749	2,051,847
Distributions reinvested	226,064	385,292
Redemptions	(3,248,477)	(7,726,656)
Net Decrease from Fund Share Transactions	(1,997,664)	(5,289,517)
Total Increase (Decrease) in Net Assets	(1,165,996)	214,941
Net Assets:
Beginning of period	31,669,063	31,454,122
End of period	$30,503,067	$31,669,063
Overdistributed net investment income at end of period	$(329,723)	$(279,305)

See accompanying notes to financial statements.
14

Wanger International Select 2011 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$18.57		$15.42	$12.01		$28.07	$26.62	$19.63
Income from Investment Operations:
Net investment income (a)	0.11		0.09	0.10		0.21	0.10	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.52		3.28	3.71		(10.31)	4.92	6.94
Total from Investment Operations	0.63		3.37	3.81		(10.10)	5.02	7.05
Less Distributions to Shareholders:
From net investment income	(0.14)		(0.22)	(0.40)		(0.09)	(0.21)	(0.06)
From net realized gains	—		—	—		(5.87)	(3.36)	—
Total Distributions to Shareholders	(0.14)		(0.22)	(0.40)		(5.96)	(3.57)	(0.06)
Net Asset Value, End of Period	$19.06		$18.57	$15.42		$12.01	$28.07	$26.62
Total Return (b)	3.40	%(c)	22.09%	32.92	%(d)	(44.35)%	21.78%	36.00%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.37	%(f)	1.38%	1.45%		1.24%	1.18%	1.19%
Net investment income (e)	1.14	%(f)	0.57%	0.75%		1.10%	0.37%	0.47%
Waiver/Reimbursement	—		—	0.04%		—	—	—
Portfolio turnover rate	20	%(c)	37%	62%		68%	69%	61%
Net assets, end of period (000s)	$30,503		$31,669	$31,454		$29,604	$73,485	$62,594

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Had the investment adviser not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

See accompanying notes to financial statements.
15

Wanger International Select 2011 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger International Select (the Fund), is a series of Wanger Advisors Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. The Fund's adviser, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned by the Fund as of June 30, 2011, is included in the Statement of Operations. There were no loans outstanding on June 30, 2011.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

16

Wanger International Select 2011 Semiannual Report

Notes to Financial Statements (Unaudited)

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

December 31, 2010
Distributions paid from:
Ordinary Income*	$385,292

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$5,206,746

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.89%

For the six months ended June 30, 2011, the annualized effective investment advisory fee rate was 0.94% of the Fund's average daily net assets.

Through April 30, 2012, CWAM has contractually agreed to reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.45% of average daily net assets on an annualized basis. For the six months ended June 30, 2011, the Fund was not reimbursed any expenses.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 million	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2011, the annualized effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, provides shareholder services to the Fund and contracted with Boston Financial Data Services (BFDS) to serve as subtransfer agent. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses. The arrangement with BFDS has been continued by CMIS.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

During the six months ended June 30, 2011, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $14,779 and $-, respectively.

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Notes to Financial Statements (Unaudited)

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.125% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the six months ended June 30, 2011. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2012.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	(Unaudited) Six months ended June 30, 2011	Year ended December 31, 2010
Shares sold	54,200	125,113
Shares issued in reinvestment of dividend distributions	11,762	24,723
Less shares redeemed	(171,638)	(483,784)
Net decrease in shares outstanding	(105,676)	(333,948)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2011 were $5,958,949 and $10,793,630, respectively.

8.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eight Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Wanger International Select 2011 Semiannual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2011

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Wanger International Select 2011 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc., ("CMDI") in February 2005, allows CMA to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. Among these responsibilities is "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") are overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in fund shares; (4) custodial expenses incurred to hold the securities purchased by the funds; and (5) distribution expenses, including commissions paid to brokers that sell the fund shares to investors. "Management fees" consist of (1) and (2), but not the other services.

Columbia Wanger Asset Management, LLC ("CWAM"), is the adviser to the Funds, and at present is wholly owned by Ameriprise Financial, Inc. ("Ameriprise"). The name Columbia Management or Columbia, is used to refer to the group of entities that manage or provide services to funds bearing the brand name "Columbia." These entities include Columbia Management Investment Advisers, ("CMIA"), the successor entity to CMA, Columbia Management Investment Services, Inc. ("CMIS") and Columbia Management Investment Distributors, Inc. ("CMID"), the successor entity to CMDI. The Columbia asset management business, formerly owned by Bank of America Corporation ("Bank of America"), is now owned by Ameriprise.

The Change of Ownership

On September 29, 2009, Bank of America entered into a Purchase Agreement with Ameriprise providing for, among other things, the sale of CWAM to Ameriprise and the acquisition by Ameriprise of certain assets of Columbia. The sale closed on May 1, 2010. A new advisory agreement is required under these circumstances. In advance of that closing, Columbia and Ameriprise proposed that the Trusts continue, in substance, the then existing advisory agreement governing portfolio management, and the administration services agreement governing certain administration and clerical services. They proposed no material changes to these agreements, no change in services and no changes in fee levels, only those changes necessary to effect the change of ownership. The Board of Trustees approved the new advisory agreements, and on May 27, 2010, shareholders voted to approve them too. The investment management team responsible for the Funds remained with CWAM following the Ameriprise acquisition.

The Investment Company Act of 1940 ("1940 Act") effectively bars an increase in management fees for two years following a change in ownership of a fund's advisor (other than for bona fide additional investment advisory services); the purpose of this prohibition is to preclude management from financing the purchase through increased advisory fees. Ameriprise has represented to the Board that it intends to comply with these restrictions, and does not seek increased management fees at this time. Rather, Ameriprise seeks only to renew the advisory and related agreements on their existing terms.

Requirements of the Order

The Order applies to any successor to substantially all the assets of CMDI and CMA. Thus, it applies to CMIA and CMID as successors to CMA and CMDI. Under the Order, a fee evaluation must precede the execution of new or the extension of existing advisory and administration services agreements. The existing agreements continue in effect until July 31, 2011.

In conformity with the terms of the Order and past evaluations, this Evaluation addresses only the advisory and administration contracts, and does not extend to the Funds' underwriting and transfer agency agreements.

According to the Order, the Senior Officer's evaluation must consider a number of factors. These factors parallel the standard set forth in the Gartenberg case. They are following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administration fee contracts with CWAM in conformity with the requirements of the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel. The Board has asked that I prepare this Evaluation.

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Wanger International Select 2011 Semiannual Report

Scope of this Evaluation

This Evaluation is qualified in two respects. First, assessing such factors as cost of service, profitability, projected economies of scale, and expected quality of service, involves, at present, a significant element of uncertainty. Ameriprise and Columbia hope to effect cost savings by virtue of the increased scale of their operations. The integration of the two organizations is not, however, complete at this time, so the anticipated benefits are impossible to quantify now and hence cannot effectively be weighed in assessing the reasonableness of the proposed management fee. Profitability data is, to some extent, based on pro forma financial statements. At the same time, Ameriprise and Columbia have assured the Board that the Funds will not suffer diminished services as a result of the combination, nor do they propose to change the fee levels set forth in the existing advisory and administration services agreements. The upshot is that the Fund shareholders will, if the advisory agreements are renewed and asset levels do not decrease, pay no more than they do now, but it is too early to determine whether the change in ownership will result in material changes in the calculus of assessing the fairness of the management fee. Of necessity this must be left to future evaluations.

A second consideration concerns the new funds recently approved by the Board of Trustees. Earlier this year, CWAM and Ameriprise proposed two new Acorn funds: Columbia Acorn Emerging Markets Fund ("Acorn Emerging Markets"), and Columbia Acorn European Fund ("Acorn European"). I issued a fee evaluation in February 2011 addressing the management fees proposed for those new funds. In March 2011, the Board approved amendments to the advisory and other agreements necessary to launch the new funds. They have not yet, however, been offered. Consequently, there is nothing to add here to the evaluation done in February, so this Evaluation does not address those funds.

Process and Independence

The objectives of the Order are to ensure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from Ameriprise and Columbia a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Trustees, acting through their Contract Committee evaluated this information thoroughly, and met often to discuss it. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and prepared in conformity with the methodologies employed by those organizations. Counsel for the Funds and the Independent Trustees considered, as did I, the terms and conditions of the proposed contracts.

My evaluation of the advisory contracts was shaped, as it has been in the past, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, Ameriprise or its affiliates. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, Columbia agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees could not be increased before November 30, 2009, and, in fact, have not been increased since. As a result of the Ameriprise acquisition, the Investment Company Act precludes any increases in management fees before May 2012 (other than for bona fide additional investment advisory services). Therefore, CWAM and Ameriprise propose the continuation of the contracts and management fees as they now exist; no increases in these fees are sought, and no reductions offered.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

A.  Fund Performance

The Domestic Funds: The Acorn Fund has achieved good performance over the past five years, and excellent results over longer periods. Acorn Select and Wanger Select have enjoyed better than average investment returns over the past five years, but have suffered reversals in more recent periods. Both funds expose investors to greater relative risk than the other domestic Funds. Acorn USA and its parallel, Wanger USA are the weakest performers, falling behind their benchmark and peer medians over one and five years. Thermostat is unique and therefore difficult to assess, but has outperformed its benchmark and now enjoys strong rankings from Morningstar.

The International Funds: The international Funds have delivered excellent results over the past five years, and done so while exposing investors to less risk than competing funds. They have also outperformed their benchmarks during this period, but recent results have been more restrained. The international Funds enjoy positive "alpha," confirming the value of their portfolio managers.

B.  Management Fees Relative to Peers

There is significant variance in management fee rankings across the Funds. Acorn International is the only fund that was ranked in the top quartile by both Morningstar and Lipper. The other Acorn funds tend to fall around the medians identified by one or the other service. The WAT funds are uniformly more expensive than their peers.

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Wanger International Select 2011 Semiannual Report

C.  Management Fees Relative to Institutional Account and Other Mutual Fund Accounts

CWAM's focus is on its mutual funds. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn funds. One such institutional account is significant in size and has been under CWAM's management for over 33 years. Furthermore, CWAM performs sub-advisory services for mutual funds managed by Ameriprise affiliates, CWAM's parent organization, at rates that are lower than those paid by the parallel Acorn funds, though sub-advisory services usually differ from those necessary for the full support of a mutual fund.

D.  Administrative Services

The Acorn and WAT funds' administrative fees are within the range of fees charged by competitors, but these rankings suffer from a lack of uniformity in the scope of services encompassed by the fee. CWAM provides excellent administrative support for all the Funds.

E.  Costs and Benefits to CWAM and its Affiliates

CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organization, however, are significant and have varied considerably over the years. CWAM's affiliates report operating losses and although the allocations leading to these losses may bear closer scrutiny, Ameriprise affiliates do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Funds. CWAM continues, however, to enjoy substantial benefits from the use of "soft dollar" payments for research.

F.  Profitability

CWAM's profit margins may be in the upper range of its competitors, but peer profitability is difficult to assess given differences in products, operations and other factors. Furthermore, there is limited public information available with regard to the profitability of investment advisers.

G.  Economies of Scale

Economies of scale do exist at CWAM, and the Board has instituted breakpoints that reduce fess as assets increase. Though asset levels have recovered from recent lows, sustained asset growth will be required to trigger additional fee reductions under the current schedule.

H.  Nature and Quality of Service

This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn and WAT funds. Several areas merit comment: (1) CWAM has maintained its investment management capacity and an experienced staff; and (2) CWAM has a reasonably designed compliance program that protects shareholders.

I.  Process

In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. The Board's Contract Committee has sought and obtained extensive data bearing on the reasonableness of the management fees proposed by CWAM. The Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendation

According to Morningstar, Acorn USA and Wanger USA have delivered performance below peer medians for the past one and five years, while imposing management fees that exceed them. Management has fashioned various initiatives to improve performance, and the Trustees should continue to monitor both Funds closely to assess the impact of those initiatives.

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Wanger International Select 2011 Semiannual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("CWAM") under which CWAM manages the Wanger Funds (the "Funds"). More than 75% of the trustees of the Trust (the "Trustees") are comprised of persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the Board (the "Committee"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM's portfolio managers and receives monthly reports from CWAM on the performance of the Funds.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and Ameriprise Financial, Inc. ("Ameriprise"), in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on five separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from CWAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Funds and presented its findings to the Board and the Committee throughout the year. The Compliance Committee also provided information to the Committee with respect to relevant matters.

The Trustees reviewed the Advisory Agreement, as well as certain information obtained through CWAM's, Columbia Management's and Ameriprise's responses to independent legal counsel's questionnaires. In addition, the Trustees reviewed the Management Fee Evaluation dated May 2011 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among former affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of each Fund and of independently selected peer groups of funds and of the Funds' performance benchmarks over various time periods, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to CWAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The Trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategy, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Funds' brokerage, and the use of "soft" commission dollars to pay for research products and services, and (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 8, 2011, upon recommendations of the Committee, the Board of Trustees unanimously approved the continuation of the Advisory Agreement.

In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Funds under the Advisory Agreement, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. The Trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund under the Advisory Agreement were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. In addition, they took note of the quality of CWAM's compliance record.

Performance of the Funds. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Funds over various time periods, including over the one-, three- and five-year periods ending December 31, 2010. The Trustees also considered peer performance rankings based on a rolling five-year period.

The Trustees noted that the international Funds have delivered excellent results over the past five years, and have done so while exposing investors to less risk than competing funds, according to Morningstar. They considered that the domestic Funds have had mixed results. Wanger Select had better than average results measured against its peers over the five-year period but underperformed over the one- and three-year periods ending December 31, 2010. Wanger Select outperformed its benchmark for the five-year period but underperformed over the three-year period and equaled its benchmark for the one-year period ending December 31, 2010. Wanger USA outperformed its peer group medians over the three-year period but underperformed its peer group medians over the one- and five-year periods ending December 31, 2010 and also underperformed its benchmark over the same one-, three- and five-year periods. The Trustees noted that the Investment Performance Analysis Committee of the Board concluded that Fund performance was generally satisfactory, except that Wanger USA's performance had slipped below the Lipper and Morningstar medians during the past year. The Trustees considered that CWAM had taken and was taking a number of corrective steps with respect to Wanger USA's underperformance and that the Investment Performance Analysis Committee of the Board was monitoring the Fund's performance.

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Wanger International Select 2011 Semiannual Report

Board Approval of the Advisory Agreement

The Trustees concluded that, although past performance is not necessarily indicative of future results, the strong overall longer-term performance record of the Funds was an important factor in their evaluation of the quality of services provided by CWAM under the Advisory Agreement for each Fund.

Costs of Services and Profits Realized by CWAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of each Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees reviewed data from Lipper and Morningstar and noted that all Funds other than Wanger International Select had lower total net operating expenses than their respective Lipper peer group medians and only Wanger USA had total net operating expenses above its Morningstar peer group median. As noted in the Fee Evaluation, the actual advisory fees paid by Wanger Select and Wanger USA were higher than the median advisory fee of the Funds' Morningstar peer groups and the actual advisory fee paid by each Fund was higher than the median advisory fee of each Fund's Lipper peer group. The Trustees reviewed the observations in the Fee Evaluation and noted that the Funds are assessed by Morningstar and Lipper in relation to peers selected only from the variable annuity universe.

The Trustees also considered that Ameriprise represented and agreed that advisory fees would not be raised for the two years following the close of its acquisition of CWAM (May 1, 2010) pursuant to Section 15(f) of the 1940 Act.

The Trustees also reviewed the advisory fee rates charged by CWAM for managing other investment companies (including the Columbia Acorn Funds), sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. The Trustees noted that the Funds' advisory fees were generally comparable to the Columbia Acorn Funds' advisory fees at the same asset levels. The Trustees also examined CWAM's institutional separate account fees for various investment strategies; in some cases those fees were higher than the advisory fees charged to the Funds, and in a few instances the fees were lower. The Trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its non-fund clients.

The Trustees concluded that the rates of advisory fees payable to CWAM were reasonable in relation to the nature and quality of the services to be provided. The Trustees also concluded that the Funds' overall expense ratios were reasonable, considering the quality of the services provided by CWAM and its affiliates and the investment performance of the Funds.

The Trustees reviewed the analysis of the historic profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in their relationships with each Fund. The Committee and Trustees met on several occasions with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and fund-by-fund basis. The Trustees also considered the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper and Strategic Insight, which compared CWAM's profitability to other similar investment advisers in the mutual fund industry. The Trustees concluded that CWAM's and its affiliates' profits were within a reasonable range of those of competitors with similar business models. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which CWAM realizes economies of scale in connection with an increase in Fund assets. The Trustees also discussed the potential for Fund sales growth. The Trustees noted that the advisory fee schedule for each Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of each Fund was reflective of a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The Trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that the Funds' transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Funds for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc. ("CMID"), serves as the Funds' distributor under a distribution agreement and receives no fees for its services. In addition, Columbia Management provides sub-administration services to the Funds. The Committee received information regarding the profitability of each Fund agreement with CWAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Funds and CWAM may potentially benefit from their relationship with each other. For example, the Trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of CWAM. The Committee reviewed CWAM's annual "soft dollar" report and met with representatives from CWAM to review CWAM's soft dollar spending. The Committee also considered that the Compliance Committee of the Board regularly reviewed third-party prepared reports that evaluated the quality of CWAM's execution of the Funds' portfolio transactions. The Trustees determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Advisory Agreement was in the best interest of each Fund. On June 8, 2011, the Trustees approved continuation of the Advisory Agreement through July 31, 2012.

24

Wanger International Select 2011 Semiannual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
Allan B. Muchin
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

P. Zachary Egan
Vice President

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and
General Counsel

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 days after each month end.

25

Columbia Wanger Funds

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1452 C (8/11) 122621

Wanger International

2011 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger International

  2011 Semiannual Report

2	Understanding Your Expenses

3	Shale Gas Returns, Transforming the Energy Outlook

6	Performance Review

8	Statement of Investments

19	Statement of Assets and Liabilities

19	Statement of Operations

20	Statement of Changes in Net Assets

21	Financial Highlights

22	Notes to Financial Statements

26	Management Fee Evaluation of the Senior Officer

30	Board Approval of the Advisory Agreement

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of June 30, 2011, CWAM managed $35.8 billion in assets, and is the investment adviser to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser or insurance company or contact 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies and qualified pension or retirement plans.

The views expressed in "Shale Gas Returns, Transforming the Energy Outlook" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International 2011 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity product. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2011 – June 30, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger International	1,000.00	1,000.00	1029.60	1,019.49	5.38	5.36	1.07

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment adviser not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Wanger International 2011 Semiannual Report

Shale Gas Returns, Transforming the Energy Outlook

Just five to seven years ago, it was widely believed that North American natural gas resources were being rapidly depleted. Today, the outlook appears to be very much improved thanks to the ingenuity of a few individuals and a process that should provide natural gas for decades to come.

In 1825, some 34 years before Colonel Edwin Drake1 drilled the first oil well in Titusville, Pennsylvania, William Aaron Hart drilled the first natural gas well, in shale located in Fredonia, New York. By August of that year, five structures in the village were illuminated by natural gas and by November there were 36 gas lights in the village. In 1857, Preston Barmore, the superintendent of the Fredonia Natural Gas Co., was not satisfied with the production from a 122 foot well so he exploded crevices of rock in the well, increasing the supply of gas. Within a few years, the village had 150 gas lights.2

Plenty of natural gas was subsequently found in sandstone formations under impermeable rock, in similar formations as oil, or accompanied by oil. Extracting this natural gas was less costly than drilling for gas in shale, so shale exploration all but ended. Millions of miles of gas pipelines were built, and demand for natural gas grew.3 U.S.-marketed production rose to 1 trillion cubic feet (TCF) of natural gas by 1923, and has ranged from 16.9 to 22.6 TCF since 1973.4 Natural gas is used for heating and manufacturing, and is a feedstock for fertilizers, plastics and chemicals.

Recent Natural Gas Shortages

In 2004, Julian Darley wrote High Noon for Natural Gas, The New Energy Crisis. He reviewed Hubbert's Peak, a theory named after the geologist who researched oil finding and production curves and then correctly predicted that U.S. oil production would peak around 1970. Darley applied Hubbert's Peak to natural gas data and concluded that North American gas production had also peaked and was likely to plunge.

Darley wrote, "The United States and Canada are entering a natural gas crisis ...North American supply is simply no longer able to meet desired consumption."5 He added, "...the worst immediate problem confronting the United States (and Canada) is not oil, but natural gas. It is a natural gas shortage that could seriously interrupt the U.S. economy..."6 Darley noted that the U.S. Energy Information Administration (EIA) made enormous upward revisions for production of natural gas from shale, tight sands and coal beds, but he believed such gains would fail to occur. Instead, importing of liquefied natural gas (LNG) would have to be an interim solution. But LNG, Darley stated, had safety and security risks. Geopolitically, relying on imported LNG would also be problematic, as Russia and Iran had the largest reserves of natural gas.

Darley believed that the 300-plus new natural gas-fired electric generating stations, built between 1980 and 2003 at a cost of $100 billion, were huge mistakes. The power companies had apparently reviewed a 1999 National Petroleum Council report that stated North American natural gas supplies would grow. Darley labeled that report as an "example of the kind of cornucopian delusion that characterizes many in government and most in industry, who believe in nothing but economics and the miracle of capitalism with its unlimited ability to find substitutes for everything."7

Darley thought that with worldwide Peak Oil imminent and North American natural gas production plunging, energy was to become scarce, and the industrial revolution would unwind. He advocated that people should be able to obtain their daily needs within walking distance from where they lived. His long-term solution was to depopulate the earth, such that mankind no longer mined the planet and consumed only the energy that the sun regularly provides. At one child per woman, the population of the earth would be back to one billion in about one hundred years.

Domestic natural gas production fell between 2001 and 2005 and prices increased between 2002 and 2008.8 Most major oil companies and analysts agreed that natural gas production in North America was peaking, and that the U.S. would need substantial imports of LNG. I remember going to an energy conference in early 2006 where this view was widespread. Darley's nightmare scenario seemed to be coming true.

Back in the Gas Fields

George Mitchell has been called the Father of the Barnett Natural Gas Field, located in and around Fort Worth, Texas. Over an 18-year period beginning in 1981, his company, Mitchell Energy and Development, experimented with fracturing gas-bearing shale that is located between 6,000 and 14,000 feet below the surface. Geologists knew that shale had lots of pores and the ability to store natural gas, but since pores in shale are rarely interconnected, gas flows poorly through shale. Initial attempts to extract this gas were costly, and production was not economical. Eventually, the company developed a "light sand frac" method that was effective and used less fluid. The combination of reduced costs and rising natural gas prices made such drilling profitable. Mitchell drilled many wells at the Barnett field, producing far more natural gas than most people expected.9

Mitchell needed more funding and sold his company to Devon Energy, a larger, independent producer. Devon had expertise in an additional technology, horizontal drilling, which tilted drill holes at angles or sideways once they hit pay dirt. More gas-bearing shale was consequently exposed to the well. With this added technology, the company drilled 55 wells in the Barnett field in 2003 and the shale gas boom began.10 Some 13,500 gas wells have been drilled in the Barnett field since 199711 and the Barnett field accounted for 6% of total natural gas production in the United States in 2010.12

Drilling at other shale gas formations has also jumped. U.S. shale gas production increased

Wanger International 2011 Semiannual Report

12-fold in the last decade and currently accounts for about 25% of U.S. natural gas production.13 With greater production, natural gas wellhead prices halved from 2008 to 2010. In its yearly forecast in 2010, the EIA doubled its estimate of U.S. shale gas production for 2035 and predicts shale gas production will hit 46% of U.S. consumption that year.14 Imports will drop from 11% of natural gas consumption in 2009 to 1%.15 With "economics and the miracle of capitalism"16 we won't need to revert to Darley's dark ages any time soon. The EIA also believes shale gas totaling at least six-times U.S. reserves is recoverable in at least 32 other countries.17

Energy Mix

In 2009, Robert Hefner published The Grand Energy Transition. The book provides perspectives on past and future sources and uses of energy. Hefner believes that energy usage naturally transitions from solids (wood and coal) to liquids (oil) and then to gasses (natural gas, wind and hopefully nuclear fusion). He sees newer fuels as superior to older ones, with each new fuel facilitating new technologies, improvements in the environment and higher living standards.

The transition to coal from wood powered the industrial revolution and allowed millions of acres of forests to regrow. Coal then fell from 80% of the world energy market in 1900 to about 28% currently. Oil ascended to 48% of the world's energy by 1973, displacing much dirty coal and revolutionizing transportation via the introduction of automobiles and airplanes. Oil subsequently dropped to about 36% of world energy consumption. Natural gas has risen from 10% of the world's energy in 1950 to 24% currently.18

Believing in global warming, Hefner notes that the transition from wood to coal to oil to natural gas slashed carbon content and increased hydrogen content of fuels with each transition. Since burning carbon creates carbon dioxide (CO2), the primary greenhouse gas, and burning hydrogen creates water, the natural transitions from solids to liquids to gasses slow global warming. Burning natural gas creates 44% less CO2 than burning coal and 29% less than burning oil. Burning natural gas also emits about 80% less nitrogen oxides, over 90% lower particulates and over 99% less sulfur dioxide than coal or oil.19

Under an earlier belief that the U.S. was running out of natural gas, the Natural Gas Policy Act (NPGA) and the Fuel Use Act were passed in 1978. The NGPA immediately deregulated prices for gas produced from deep wells and phased out other price controls.20 The Fuel Use Act mandated the phase out of natural gas for electric generation and restricted its industrial uses. Prices for deep gas jumped, but so did drilling. Production grew, and with demand depressed by the Fuel Use Act, prices then collapsed. There was an excess supply of natural gas, known as the "gas bubble," until the year 2000.

Hefner believes the 1978 laws slowed the natural transition from coal and oil to natural gas. As a result of the Fuel Use Act, some 100,000 megawatts of coal-fired electric generating capacity was built in the United States through 1989 that has emitted 15 billion metric tons of CO2 into the atmosphere.21 Hefner believes that the construction of the coal burning plants, not the natural gas burning plants, was the big mistake.

Hefner subscribes to Peak Oil occurring soon, but sees many decades of abundant and relatively cheap natural gas. Hence, he predicts the grand energy transition to natural gas will continue, and he believes natural gas will be a bridge fuel to renewable energy and possibly nuclear fusion. Natural gas complements wind energy quite well, as gas-burning electric plants can quickly power up when the wind slows.

Some 12 million vehicles worldwide are powered by natural gas. Of that number, there are estimated to be 110,000 natural gas-powered vehicles in the United States,22 including thousands of trucks serving the ports of Long Beach and Los Angeles,23 more than 11,000 buses24 and approximately 12,000 Honda Civic GX cars.25 These vehicles burn natural gas currently priced at one-third of the energy equivalent price of oil. Hefner believes that half the autos in the United States should be powered by natural gas, and the dirtiest, coal-burning electric plants should be replaced by natural gas plants. Yearly gas consumption would rise by 13 TCF, but could be met by increased shale gas production.26

Investment Implications

We believe that innovations in producing gas from shale have indeed transformed the U.S. energy outlook. We profitably invested in some of the pioneers of shale gas though, with the current glut of natural gas, the stocks now look less attractive. Supplies of gas may remain high in the short term as some unprofitable drilling persists in order to keep lease rights. Over time, the low prices will likely result in reduced drilling and more constrained supplies. When this happens, natural gas prices should rise to a level where drilling and production are moderately profitable. We continue to look for suppliers and service companies participating in shale gas production. Some shale oil fields are now being developed, including the Bakken field in North Dakota and Canada and the Eagle Ford field in Texas. At this point, we don't think there will be enough shale oil production to revolutionize the oil market, but we do believe we have found some attractive stocks participating in those developments.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

Wanger International 2011 Semiannual Report

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Columbia Wanger Fund's Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Colonel Edwin Drake was an American oil driller, credited with being the first to drill for oil in the United States.

2  Lash, Eileen and Gary, "The Early History of Natural Gas, Kicking Down the Well," The SUNY Fredonia Shale Research Institute, June 3, 2011, http://www.fredonia.edu/shaleinstitute/history.asp.

3  U.S. Energy Information Administration (EIA), http://www.eia.gov/pub/oil_gas/natural_gas/analysis_publications/ngpipeline/index.html.

4  EIA data, including imports primarily from Canada, states the U.S. has been using about 23 trillion cubic feet (TCF) of gas a year, including about 6.6 TCF for industrial purposes. www.eia.gov.

5  Darley, Julian, High Noon for Natural Gas, The New Energy Crisis, (White River Junction, Vermont, Chelsea Green Publishing Company 2004) p. 13.

6  Ibid., p. 2.

7  Ibid., p. 79-80.

8  According to EIA data, domestic natural gas production fell from 20.6 TCF in 2001 to 18.9 TCF in 2005. Average annual wellhead prices rose from $3 to $5 in 2002-2003 to $6 to $8 from 2006-2008. www.eia.gov.

9  Airhart, Marc, "The Father of the Barnett Natural Gas Field," http://geology.com/research/barnett-shale-father.html.

10  Yergin, Daniel, "Stepping on the Gas," Wall Street Journal, April 2, 2011.

11  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

12  U.S. Department of Energy, Office of Fossil Energy and National Energy Technology Laboratory, "Modern Shale Gas, Development in the United States: A Primer," April 2009, p. ES-1, http://fossil.energy.gov/programs/oilgas/publications/naturalgas_general/Shale_Gas_Primer_2009.pdf

13  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

14  Lomax, Simon, "Shale-Gas Output May Double by 2035, Reducing Energy Imports, U.S. Says," Bloomberg, December 16, 2010, http://www.bloomberg.com/news/2010-12-16/natural-gas-production-from-shale-may-double-by-35-u-s-agency-forecasts.html.

15  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

16  Darley, Julian, op. cit., p. 79-80.

17  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

18  Hefner III, Robert A., "The Grand Energy Transition," (Hoboken, New Jersey, John Wiley & Sons, Inc. 2009) p. 27.

19  U.S. Department of Energy, Office of Fossil Energy and National Energy Technology Laboratory, "Modern Shale Gas, Development in the United States: A Primer," April 2009, p. 5, http://fossil.energy.gov/programs/oilgas/publications/naturalgas_general/Shale_Gas_Primer_2009.pdf

20  Hefner III, Robert A., op. cit., p. 120-121. Having been an independent explorer for natural gas, Hefner was well aware that gas existed in locations independently of oil. (He has been called the "Father of Deep Natural Gas" as his company drilled very deep wells finding only natural gas at very high pressure.) In the 1970s when geologists for major oil companies testified to Congress that the U.S. was running out of natural gas, Hefner dissented, believing that the shortage was caused by price controls in place since 1954. Price controls cause shortages of valuable commodities by boosting demand and restraining supplies.

21  Ibid., p. 122.

22  Natural Gas Vehicles of America, http://www.ngvc.org/mktplace/index.html. Accessed July 20, 2011.

23  Hefner III, Robert A., op. cit., p. 201.

24  Natural Gas Vehicles of America, http://www.ngvc.org/mktplace/index.html. Accessed July 20, 2011.

25  Oberman, Mira, "The Greenest Car You've (Likely) Never Heard Of," Agence France-Presse, April 11, 2011.

26  Hefner III, Robert A., op. cit., p. 203.

Wanger International 2011 Semiannual Report

Performance Review Wanger International

Louis J. Mendes III Co-Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for performance updates for the most recent month-end.

Wanger International was up 2.96% for the semiannual period ended June 30, 2011, slightly ahead of its primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B Index, which gained 2.63%.

In Japan, the March 2011 earthquake and associated tsunami left hundreds of thousands homeless and many more worrying about looming threats from the damaged nuclear facility in Fukushima. Japan represented an average 17% of the portfolio during the period, which was in line with the benchmark weight. Japanese equities quickly fell about 20% once news of the disaster broke. By the end of March, when the impact had been more fully absorbed, Japanese equities had generally recovered to within 5% to 10% of their pre-temblor levels. The Fund's Japanese holdings put up a 2.8% USD return for the six-month period, led by two of the Fund's internet-related stocks: Gree, a social networking site and game developer, and Start Today, an online apparel retailer. These stocks were up 78% and 50%, respectively, for the half year period, likely buoyed by high valuations assigned to U.S. internet-related businesses in recent public and private market transactions. None of the Fund's holdings had significant assets destroyed by the quake.

Outside Japan, the Fund's top contributor for the period was Melco Crown Entertainment, a casino operator in Macau. Its stock was up 101% for the half year period. Swedish measurement equipment manufacturer Hexagon gained 16% on strong revenue growth driven mainly by its exposure to emerging markets. Wirecard, a German online payment processor and risk manager, was up 31% for the six-month period, also on strong revenue growth spurred, in part, by the introduction of a new prepaid cash card.

Laggards during the period included Petropavlovsk, a UK-domiciled gold and iron ore miner with mines in Russia. Its stock was off 34% for the period on investor worries that more delays and capital would be required to complete the company's projects. This came on top of general weakness among gold mining stocks. Central European Distribution, a Polish spirits distributor operating in Central and Eastern Europe, did a nice job consolidating the Polish market but then got into trouble after overpaying for Russian production assets in 2008. This also proved to be a distraction to management, causing them to lose market share in their core Polish operations. Its stock was off 51% for the period.

Eurozone sovereign risk leads headlines. Europe, including countries not part of the common euro currency, is home to almost 40% of the Fund's assets. This is an overweight position, with risk mitigated and opportunity enhanced, we believe, by the fact that many of these European holdings have significant revenues and earnings outside of Europe. While we are not economists and do not structure the portfolio according to macroeconomic precepts, we expect the euro to survive the present crisis. We believe the protracted public debate reflects the inevitably messy process of allocating economic and political pain among creditor and debtor countries, and private and public actors. Indeed, creditor countries who seek tighter fiscal coordination among eurozone countries going forward have little to gain in ending the crisis until they have extracted such concessions. Markets, however, do not like uncertainty and continued volatility is likely until a solution is reached.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/11

Hexagon	1.5%
Melco Crown Entertainment	1.4
Wirecard	0.6
Gree	0.5
Start Today	0.4
Petropavlovsk	0.3
Central European Distribution	0.2

Wanger International 2011 Semiannual Report

Growth of a $10,000 Investment in Wanger International
May 3, 1995 (inception date) through June 30, 2011

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger International on May 3, 1995 (the date the Fund began operations) through June 30, 2011, to the S&P Global Ex-U.S. Between $500M and $5B Index with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/11

1. Hexagon (Sweden) Measurement Equipment & Software	1.5%
2. Melco Crown Entertainment (Hong Kong) Macau Casino Operator	1.4
3. Olam International (Singapore) Agriculture Supply Chain Manager	1.3
4. Localiza Rent A Car (Brazil) Car Rental	1.2
5. Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.1
6. Imtech (Netherlands) Electromechanical & Information & Communications Technologies Installation & Maintenance	1.0
7. Intertek Group (United Kingdom) Testing, Inspection & Certification Services	1.0
8. Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	1.0
9. Fugro (Netherlands) Sub-sea Oilfield Services	0.9
10. Zhaojin Mining Industry (China) Gold Mining & Refining in China	0.9

Top 5 Countries

As a percentage of net assets, as of 6/30/11

Japan	16.2%
United Kingdom	8.2
Netherlands	6.4
Canada	5.8
France	5.1

Results as of June 30, 2011

	2nd quarter	Year to date	1 year	5 years	10 years
Wanger International	1.61%	2.96%	32.59%	7.75%	11.57%
S&P Global Ex-U.S. Between $500M and $5B Index*	0.72	2.63	34.29	7.09	12.71
MSCI EAFE Index (Net)	1.56	4.98	30.36	1.48	5.66
Lipper International Growth Funds Variable Underlying Index	1.49	3.89	31.22	3.01	4.89

* The Fund's primary benchmark.

NAV as of 6/30/11: $34.93

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 1.04%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of taxes. The Lipper International Growth Funds Variable Underlying Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper International Growth Funds Variable Underlying Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Wanger International 2011 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value
	Equities – 97.7%
	Europe – 38.9%
	United Kingdom – 8.2%
270,000	Intertek Group Testing, Inspection & Certification Services	$8,549,734
770,784	Chemring Defense Manufacturer of Countermeasures & Energetics	7,917,251
7,592,066	Archipelago Resources (a) Gold Mining Projects in Indonesia, Vietnam & the Philippines	7,524,172
2,250,000	Charles Taylor (b) Insurance Services	5,470,876
414,700	JLT Group International Business Insurance Broker	4,532,553
495,500	Serco Facilities Management	4,393,774
7,989,700	Workspace Group United Kingdom Real Estate	3,878,981
535,000	GlobeOp Financial Services Hedge Fund Administrator	3,361,610
84,000	Next Clothes & Home Retailer in the United Kingdom	3,134,469
240,000	Petropavlovsk Gold & Iron Ore Mining in Russia	2,811,874
1,201,000	Kesa Electricals Europe's Leading Electricals Retailers	2,654,231
754,000	Cobham Aerospace Components	2,560,641
349,600	Premier Oil (a) Oil & Gas Producer in Europe, Pakistan & Asia	2,505,832
367,935	Abcam Online Sales of Antibodies	2,460,982
90,000	Rotork Valve Actuators for Oil & Water Pipelines	2,435,353
223,973	Smith & Nephew Medical Equipment & Supplies	2,390,447
103,604	Tullow Oil Oil & Gas Producer	2,061,864
129,200	Shaftesbury London Prime Retail REIT	1,094,859
325,292	FlyBe (a) Largest European Regional Airline	960,623
556,698	PureCircle (a) Natural Sweeteners	790,724
250,000	SKIL Ports & Logistics (a) Indian Container Port Project	782,414

Number of Shares		Value
238,400	Sterling Resources (a)	$407,859
161,600	Sterling Resources (a)(c) Oil & Gas Exploration—Europe	270,939
		72,952,062
	Netherlands – 6.4%
261,711	Imtech Electromechanical & Information & Communications Technologies Installation & Maintenance	9,256,496
112,769	Fugro Sub-sea Oilfield Services	8,130,807
212,414	Unit 4 Agresso Business Software Development	7,679,240
154,474	Vopak World's Largest Operator of Petroleum & Chemical Storage Terminals	7,569,312
317,749	Aalberts Industries Flow Control & Heat Treatment	7,427,832
180,944	Koninklijke TenCate Advanced Textiles & Industrial Fabrics	7,326,093
163,566	Arcadis Engineering Consultants	4,001,483
30,034	Core Laboratories Oil & Gas Reservoir Consulting	3,349,992
144,375	USG People Temporary Staffing Services	2,496,682
		57,237,937
	France – 5.1%
87,730	Neopost Postage Meter Machines	7,536,609
68,800	Eurofins Scientific Food, Pharmaceuticals & Materials Screening & Testing	6,337,409
113,000	Gemalto Smart Card Products & Solutions	5,403,511
38,500	Rubis Tank Storage & Liquefied Petroleum Gas Distribution	4,884,075
152,500	Teleperformance Call Center Operator	4,481,561
76,000	Mersen Advanced Industrial Materials	4,287,222
122,500	Saft Niche Battery Manufacturer	4,212,812

See accompanying notes to financial statements.

Wanger International 2011 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value
	France – 5.1% (cont)
44,000	Pierre & Vacances Vacation Apartment Lets	$3,668,241
29,600	Norbert Dentressangle Leading European Logistics & Transport Group	3,497,912
261,133	Hi-Media (a) Online Advertiser in Europe	1,563,956
		45,873,308
	Germany – 4.0%
86,500	Rheinmetall Defense & Automotive	7,657,987
309,494	Wirecard Online Payment Processing & Risk Management	5,531,615
19,609	Rational Commercial Ovens	5,168,240
201,582	Rhoen-Klinikum Health Care Services	4,864,272
56,636	CTS Eventim Event Ticket Sales	3,913,527
23,100	Vossloh Rail Infrastructure & Diesel Locomotives	3,241,981
75,800	Elringklinger Automobile Components	2,689,775
45,390	Deutsche Beteiligungs Private Equity Investment Management	1,280,244
31,507	Dürr Automotive Plant Engineering & Associated Capital Equipment	1,279,316
		35,626,957
	Switzerland – 3.7%
3,113	Sika Chemicals for Construction & Industrial Applications	7,505,264
44,616	Kuehne & Nagel Freight Forwarding/Logistics	6,771,337
26,486	Geberit (a) Plumbing Supplies	6,275,363
34,030	Partners Group Private Markets Asset Management	6,022,794
98,509	Bank Sarasin & Cie Private Banking	3,901,695

Number of Shares		Value
23,000	Dufry Group (a) Operates Airport Duty Free & Duty Paid Shops	$2,897,056
		33,373,509
	Sweden – 2.6%
530,873	Hexagon Measurement Equipment & Software	13,076,268
572,110	Sweco Engineering Consultants	5,630,470
78,500	Unibet (a) European Online Gaming Operator	1,703,365
134,726	East Capital Explorer Sweden-based RUS/CEE Investment Fund	1,565,541
102,909	Orc Software Software for Securities Trading, Analysis & Risk Management	1,370,721
		23,346,365
	Italy – 2.5%
37,000	Tod's Leather Shoes & Bags	4,949,723
306,600	Ansaldo STS Railway Systems Integrator	4,297,212
615,959	Credito Emiliano Italian Regional Bank	3,896,281
1,422,000	CIR Italian Holding Company	3,561,269
519,100	Geox Apparel & Shoe Maker	3,110,457
582,900	Terna (d) Italian Power Transmission	2,710,007
		22,524,949
	Denmark – 1.3%
43,493	Novozymes Industrial Enzymes	7,077,739
21,930	SimCorp Software for Investment Managers	4,327,672
		11,405,411
	Ireland – 1.1%
1,383,500	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	4,738,838

See accompanying notes to financial statements.

Wanger International 2011 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value
	Ireland – 1.1% (cont)
49,007	Paddy Power Irish Betting Services	$2,664,320
42,721	Aryzta Baked Goods	2,263,411
		9,666,569
	Portugal – 0.6%
1,023,200	Redes Energéticas Nacionais Portuguese Power Transmission & Gas Transportation	3,678,323
3,324,182	Banco Comercial Português (a) Largest Portuguese Banking Franchise	1,976,430
		5,654,753
	Iceland – 0.6%
5,215,901	Marel (a) Largest Manufacturer of Poultry & Fish Processing Equipment	5,521,403
	Spain – 0.6%
81,403	Red Eléctrica de España Spanish Power Transmission	4,913,687
	Czech Republic – 0.5%
16,591	Komercni Banka Leading Czech Republic Universal Bank	4,046,091
	Finland – 0.4%
137,241	Stockmann (d) Department Store & Fashion Retailer in Scandinavia & Russia	3,888,851
	Russia – 0.4%
109,900	Mail.ru – GDR (a)(c) Internet Social Networking & Games for Russian Speakers	3,650,878
	Norway – 0.3%
269,948	Atea Leading Nordic IT Hardware/Software Re-seller & Installation Company	2,839,504
	Greece – 0.2%
953,100	Intralot Lottery & Gaming Systems & Services	2,031,742
	Poland – 0.2%
136,143	Central European Distribution (a) Largest Spirits Company in Central & Eastern Europe	1,524,802

Number of Shares		Value
	Belgium – 0.2%
20,723	EVS Broadcast Equipment Digital Live Mobile Production Software & Systems	$1,402,802
	Total Europe	347,481,580
	Asia – 36.8%
	Japan – 16.2%
1,114,589	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	10,155,232
510,000	Asics Footwear & Apparel	7,612,414
2,835	Seven Bank ATM Processing Services	5,665,093
254,542	Aeon Delight Facility Maintenance & Management	5,132,361
920	Orix JREIT Diversified REIT	5,083,936
219,500	Hoshizaki Electric Commercial Kitchen Equipment	4,872,341
2,130	Advance Residence Investment Residential REIT	4,458,022
192,100	Gree (a) Mobile Social Networking Game Developer/Platform	4,199,447
442,151	Kamigumi Port Cargo Handling & Logistics	4,132,253
124,841	Kintetsu World Express Airfreight Logistics	4,099,788
279,000	Kuraray Special Resin, Fine Chemical, Fibers & Textures	4,087,353
93,586	Hamamatsu Photonics Optical Sensors for Medical & Industrial Applications	4,046,364
183,000	Asahi Diamond Industrial Consumable Diamond Tools	4,000,869
38,799	Nakanishi Dental Tools & Machinery	3,997,635
3,321	Wacom Computer Graphic Illustration Devices	3,878,247
3,406	Jupiter Telecommunications Largest Cable Service Provider in Japan	3,810,547
88,811	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	3,654,136

See accompanying notes to financial statements.

Wanger International 2011 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value
	Japan – 16.2% (cont)
115,803	Ibiden Electronic Parts & Ceramics	$3,625,550
178,060	Ushio Industrial Light Sources	3,520,654
109,116	Tsumura Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)	3,488,309
167,847	Daiseki Waste Disposal & Recycling	3,398,207
169,100	Start Today Online Japanese Apparel Retailer	3,376,771
70,286	Makita Power Tools	3,275,253
3,233,700	Shinsei Bank Commercial Bank	3,234,515
710	Osaka Securities Exchange Osaka Securities Exchange	3,169,362
138,518	Glory Currency Handling Systems & Related Equipment	3,120,048
127,225	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	3,081,996
400	Fukuoka Diversified REIT in Fukuoka	3,011,519
948,000	Nippon Sheet Glass Sheet Glass for Building & Automotive Use	2,947,582
317,000	Shimadzu Analytical Instruments, Medical & Industrial Equipment	2,903,459
173,066	Torishima Pump Manufacturing Industrial Pump for Power Generation & Water Supply Systems	2,777,885
235,509	Japan Airport Terminal Airport Terminal Operator at Haneda	2,742,879
261,000	Sintokogio Automated Casting Machines, Surface Treatment Systems & Consumables	2,679,547
99,446	Icom Two Way Radio Communication Equipment	2,559,091
360	Kakaku.com Online Price Comparison Services for Consumers	2,531,463
86,458	Miura Industrial Boiler Maker, Seller, Distributor & Manufacturer	2,506,276

Number of Shares		Value
62,500	Pigeon Baby Care Products	$2,054,309
525	Mori Hills Tokyo Centric Diversified REIT	1,921,078
		144,811,791
	Singapore – 4.5%
5,053,000	Olam International Agriculture Supply Chain Manager	11,232,848
7,100,000	Mapletree Logistics Trust Industrial Property Landlord	5,323,786
3,000,000	CDL Hospitality Trust Hotel Owner/Operator	5,035,721
2,987,072	Ascendas REIT Industrial Property Landlord	4,968,257
4,952,000	Mapletree Industrial Trust Industrial Property Landlord	4,721,954
575,200	Singapore Exchange Singapore Equity & Derivatives Market Operator	3,534,542
4,000,000	Mapletree Commercial Trust (a) Retail & Office Property Landlord	2,816,901
1,840,000	Goodpack International Bulk Container Leasing	2,744,634
		40,378,643
	Hong Kong – 4.4%
984,200	Melco Crown Entertainment – ADR (a) Macau Casino Operator	12,568,234
2,459,000	Lifestyle International Mid- to High-end Department Store Operator in Hong Kong & China	7,257,393
3,390,500	Mongolian Mining (a) Coking Coal Mining in Mongolia	4,192,444
4,315,000	Hutchison Port Holdings Trust (a) Southern China Container Ports	3,646,175
5,000,000	Sa Sa International Cosmetics Retailer	3,212,373
1,183,000	L'Occitane International (a) Skin Care & Cosmetics Producer	3,168,953

See accompanying notes to financial statements.

Wanger International 2011 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value
	Hong Kong – 4.4% (cont)
1,650,000	MGM China Holdings (a) Macau Casino Operator	$3,044,836
110,000	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	2,317,674
		39,408,082
	China – 4.0%
3,854,000	Zhaojin Mining Industry Gold Mining & Refining in China	7,950,660
1,452,000	China Yurun Food Meat Processor in China	4,105,607
6,096,200	China Communication Services China's Telecom Infrastructure Service Provider	3,609,696
32,000	New Oriental Education & Technology – ADR (a) Education Service Provider	3,575,040
34,884,524	RexLot Holdings Lottery Equipment Supplier in China	3,374,425
3,300,000	Jiangsu Expressway Chinese Toll Road Operator	3,025,189
830,000	ENN Energy China's Largest Private Gas Operator	2,830,271
37,000	51job – ADR (a) An Integrated Human Resources Service Provider	2,076,810
1,200,000	Shandong Weigao Vertically Integrated Hospital Consumable Manufacturing	1,742,153
3,295,500	Wasion Group Electronic Power Meter Total Solution Provider	1,551,330
997,300	Want Want Chinese Branded Consumer Food Company	968,334
55,500	Noah Holdings – ADR (a)(d) Wealth Management Product Distributor in China	623,820
99,400	Zuoan Fashion (a) Men's Apparel Provider in China	555,646
		35,988,981
	Taiwan – 3.6%
831,700	Simplo Technology World's Largest Notebook Battery Pack Supplier	6,722,289

Number of Shares		Value
3,001,000	Far Eastone Telecom Taiwan's Third Largest Mobile Operator	$4,789,761
801,000	President Chain Store Taiwan's Number One Convenience Chain Store Operator	4,640,753
214,800	St. Shine Optical World's Leading Disposable Contact Lens OEM	3,263,470
166,500	Formosa International Hotels Hotel, Food & Beverage Operation & Hospitality Management Services	3,158,365
580,000	China Steel Chemical Sole Coal Chemical Producer in Taiwan	3,106,945
1,082,500	Everlight Electronics LED Packager	2,915,680
945,000	Taiwan Hon Chuan Beverage Packaging (Bottles, Caps & Labels) Manufacturer	2,849,194
327,360	Sinyi Realty Taiwanese Realty Company	632,318
		32,078,775
	India – 2.4%
1,188,100	Jain Irrigation Systems Agricultural Micro-irrigation Systems & Food Processing	4,542,724
1,093,900	Mundra Port & Special Economic Zone Indian West Coast Shipping Port	3,969,294
43,900	Asian Paints India's Largest Paint Company	3,109,472
4,020,100	REI Agro Basmati Rice Processing	2,293,550
1,584,000	Manappuram General Finance Short-term Lending Collateralized by Household Gold	1,997,099
1,430,800	S. Kumars Nationwide (a) Textiles, Clothing & Retail	1,736,912
497,700	Infrastructure Development Finance (a) Infrastructure Finance in India	1,461,787
100,000	Shriram Transport Finance Used Truck Finance	1,383,575
50,207	United Breweries India's Largest Brewer	598,177
		21,092,590

See accompanying notes to financial statements.

Wanger International 2011 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value
	South Korea – 1.4%
166,400	Woongjin Coway South Korean Household Appliance Rental Service Provider	$5,934,569
21,200	NHN (a) South Korea's Largest Online Search Engine	3,758,481
17,700	MegaStudy Education Service Provider	2,381,042
		12,074,092
	Thailand – 0.3%
11,015,000	Home Product Center Home Improvement Retailer	2,939,723
	Indonesia – 0.0%
986,500	Ace Indonesia Home Improvement Retailer	347,987
	Total Asia	329,120,664
	Other Countries – 16.3%
	Canada – 5.8%
240,115	ShawCor Oil & Gas Pipeline Products	7,374,365
142,717	Ivanhoe Mines (a)	3,606,214
120,265	Ivanhoe Mines (a)(e) Copper Mine Project in Mongolia	3,042,705
184,549	CCL Industries Leading Global Label Manufacturer	6,345,217
309,100	Tahoe Resources (a)(c) Silver Project in Guatemala	5,711,195
81,206	Baytex (d) Oil & Gas Producer in Canada	4,438,986
78,442	AG Growth Leading Manufacturer of Augers & Grain Handling Equipment	3,725,070
85,000	Onex Capital Private Equity Firm	3,293,535
76,815	Black Diamond Group Provides Accommodations/Equipment for Oil Sands Exploitation	2,508,863
72,500	Alliance Grain Traders Global Leader in Pulse Processing & Distribution	1,939,447
378,516	DeeThree Exploration (a)(c)	1,384,628

Number of Shares		Value
133,000	DeeThree Exploration (a) Canadian Oil & Gas Producer	$496,449
847,500	Southern Arc Minerals (a)(c) Gold & Copper Exploration in Indonesia	1,489,814
318,277	Horizon North Logistics Provides Diversified Oil Service Offering in Northern Canada	1,478,439
187,600	Guyana Goldfields (a) Gold Mining Projects in Guyana	1,332,428
228,671	Pan Orient (a) Growth Oriented & Return Focused Asian Explorer	1,270,855
4,000,000	Eacom Timber (a)(c) Canadian Lumber Producer	1,259,993
51,600	Crew Energy (a) Canadian Oil & Gas Producer	802,530
20,500	Celtic Exploration (a) Canadian Oil & Gas Producer	453,383
		51,954,116
	South Africa – 3.7%
150,400	Naspers Media in Africa, China, Russia & Other Emerging Markets	8,495,560
624,185	Mr. Price South African Retailer of Apparel, Household & Sporting Goods	6,295,575
653,000	Adcock Ingram Holdings Manufacturer of Pharmaceuticals & Medical Supplies	5,737,338
2,492,085	Rand Merchant Insurance Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	4,551,635
707,200	Northam Platinum Platinum Mining in South Africa	4,441,833
1,283,740	Coronation Fund Managers South African Fund Manager	3,664,140
		33,186,081
	United States – 3.6%
136,401	Atwood Oceanics (a) Offshore Drilling Contractor	6,019,376
117,506	Alexion Pharmaceuticals (a) Biotech Focused on Orphan Diseases	5,526,307

See accompanying notes to financial statements.

Wanger International 2011 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value
	United States – 3.6% (cont)
129,064	World Fuel Services Global Fuel Broker	$4,637,270
95,612	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	4,282,462
131,000	BioMarin Pharmaceutical (a) Biotech Focused on Orphan Diseases	3,564,510
36,000	Oil States International (a) Diversified North American Oil Service Provider	2,876,760
56,215	Bristow Largest Provider of Helicopter Services to Offshore Oil & Gas Producers	2,868,089
84,361	Textainer Group Holdings Top International Container Leasor	2,593,257
		32,368,031
	Australia – 1.7%
344,925	UGL Engineering & Facilities Management	5,154,709
63,085	Cochlear Cochlear Implants	4,882,629
839,742	SAI Global Publishing, Certification & Compliance Services	4,278,877
150,000	Seek Online Job Listing & Education	1,040,355
		15,356,570
	Israel – 0.8%
410,804	Israel Chemicals Producer of Potash, Phosphates, Bromine & Specialty Chemicals	6,555,656
	Senegal – 0.4%
10,000	Sonatel Leading Telecoms Operator in Western Africa	3,205,572
	Kazakhstan – 0.3%
262,500	Halyk Savings Bank of Kazakhstan – GDR (a) Largest Retail Bank & Insurer in Kazakhstan	2,349,375

Number of Shares		Value
	Egypt – 0.0%
34,328	Paints & Chemical Industries (Pachin) Paints & Inks in Egypt	$220,050
	Total Other Countries	145,195,451
	Latin America – 5.7%
	Brazil – 4.2%
604,600	Localiza Rent A Car Car Rental	10,808,535
431,400	Mills Estruturas e Serviços de Engenharia Civil Engineering & Construction	6,219,524
836,500	Suzano Brazilian Pulp & Paper Producer	6,051,379
185,800	Natura Direct Retailer of Cosmetics	4,643,066
489,800	MRV Engenharia Brazilian Property Developer	4,067,413
600,000	PDG Realty Brazilian Property Developer	3,379,361
154,000	Multiplus Loyalty Program Operator in Brazil	2,684,010
		37,853,288
	Mexico – 0.5%
83,000	Grupo Aeroportuario del Sureste – ADR Mexican Airport Operator	4,892,020
	Argentina – 0.4%
1,204,545	Union Agriculture Group (a)(c) Farmland Operator in Uruguay	2,649,999
845,000	Madalena Ventures (a)(c) Oil & Gas Exploration in Argentina	489,416
		3,139,415

See accompanying notes to financial statements.

Wanger International 2011 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2011

Number of Shares or Principal Amount		Value
	Chile – 0.3%
45,889	Sociedad Quimica y Minera de Chile – ADR Producer of Specialty Fertilizers, Lithium & Iodine	$2,969,936
	Colombia – 0.3%
1,227,000	Canacol Energy (a) Oil Producer in South America	1,348,561
3,074,000	Gulf United (a)(c) Prospecting for Oil Alongside Large Producers in Colombia	903,756
		2,252,317
	Total Latin America	51,106,976
Total Equities (Cost: $554,121,465) – 97.7%		872,904,671
Securities Lending Collateral – 0.8%
7,119,977	Dreyfus Government Cash Management Fund (h) (7 day yield of 0.00%)	7,119,977
Total Securities Lending Collateral (Cost: $7,119,977)		7,119,977
Short-Term Obligation – 1.2%
	Repurchase Agreement – 1.2%
$10,966,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/11, due 7/01/11 at 0.01%, collateralized by a U.S. Government Agency obligation maturing 9/08/17, market value $11,187,900 (repurchase proceeds $10,966,003)	10,966,000
Total Short-Term Obligation (Cost: $10,966,000)		10,966,000

Value
Total Investments (Cost: $572,207,442) – 99.7% (f)(g)	$890,990,648
Obligation to Return Collateral for Securities Loaned – (0.8)%	(7,119,977)
Cash and Other Assets Less Liabilities – 1.1%	9,392,546
Total Net Assets – 100.0%	$893,263,217

  ADR = American Depositary Receipts

  GDR = Global Depositary Receipts

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in this affiliated company during the six months ended June 30, 2011, are as follows:

Affiliate	Balance of Shares Held at 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held at 6/30/11	Value	Dividend
Charles Taylor	2,250,000	—	—	2,250,000	$5,470,876	$163,395

  The aggregate cost and value of this company at June 30, 2011, was $9,152,033 and $5,470,876, respectively. Investments in the affiliated company represented 0.61% of the total net assets at June 30, 2011.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2011, the market value of these securities amounted to $17,810,618 which represented 1.99% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Tahoe Resources	5/28/10	309,100	$1,765,109	$5,711,195
Mail.ru – GDR	11/05/10- 12/31/10	109,900	3,640,848	3,650,878
Union Agriculture Group	12/08/10	1,204,545	2,649,999	2,649,999
Southern Arc Minerals	2/16/11	847,500	1,374,835	1,489,814
DeeThree Exploration	9/07/10- 3/08/11	378,516	1,283,408	1,384,628
Eacom Timber	3/17/10	4,000,000	1,980,198	1,259,993
Gulf United	2/11/11	3,074,000	922,200	903,756
Madalena Ventures	10/21/10	845,000	535,436	489,416
Sterling Resources	12/02/10	161,600	482,244	270,939
			$14,634,277	$17,810,618

See accompanying notes to financial statements.

Wanger International 2011 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2011

(d)  All or a portion of this security was on loan at June 30, 2011. The total market value of securities on loan at June 30, 2011 was $6,903,463.

(e)  Security is traded on a U.S. exchange.

(f)  At June 30, 2011, for federal income tax purposes cost of investments was $572,207,442 and net unrealized appreciation was $318,783,206 consisting of gross unrealized appreciation of $342,958,018 and gross unrealized depreciation of $24,174,812.

(g)  On June 30, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$185,471,563	20.8
Japanese Yen	144,811,791	16.2
U.S. Dollar	91,713,218	10.3
British Pound	72,273,264	8.1
Hong Kong Dollar	52,351,338	5.9
Canadian Dollar	51,428,188	5.7
Other currencies less than 5% of total net assets	285,821,309	31.9
Cash and other assets less liabilities	9,392,546	1.1
	$893,263,217	100.0

(h)  Investment made with cash collateral received from security lending activity.

  At June 30, 2011, the Fund had entered into the following forward foreign currency exchange contracts:

Foreign Exchange Rate Risk
Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation
AUD	USD	5,756,555	$6,000,000	7/15/11	$166,377
AUD	USD	5,710,261	6,000,000	8/15/11	92,884
AUD	USD	5,563,072	5,880,000	9/15/11	32,816
CAD	USD	339,143	350,000	7/15/11	1,556
CAD	USD	5,815,860	6,000,000	8/15/11	24,067
CAD	USD	339,399	350,000	8/15/11	1,549
CAD	USD	6,162,421	6,350,000	9/15/11	28,127
EUR	USD	634,393	900,000	7/15/11	19,708
JPY	USD	108,305,600	1,300,000	7/15/11	45,393
JPY	USD	32,292,400	400,000	8/15/11	1,206
			$33,530,000		$413,683
Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Depreciation
USD	AUD	112,637	$120,000	7/15/11	$(656)
USD	AUD	113,082	120,000	8/15/11	(659)
CAD	USD	5,779,140	6,000,000	7/15/11	(9,341)
USD	EUR	9,201,541	13,300,000	7/15/11	(39,900)
USD	EUR	504,914	730,000	7/15/11	(1,998)
USD	EUR	8,749,215	12,400,000	8/15/11	(273,151)
USD	EUR	505,397	730,000	8/15/11	(2,062)
USD	EUR	9,099,036	13,130,000	9/15/11	(38,252)
USD	JPY	72,672,300	900,000	7/15/11	(2,749)
JPY	USD	40,219,500	500,000	7/15/11	(386)
JPY	USD	40,213,500	500,000	8/15/11	(381)
JPY	USD	72,372,600	900,000	9/15/11	(662)
			$49,330,000		$(370,197)

  The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

  AUD = Australian Dollar

  CAD = Canadian Dollar

  EUR = Euro

  JPY = Japanese Yen

  USD = United States Dollar

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Valuation Committee that relies on significant unobservable inputs.

See accompanying notes to financial statements.

Wanger International 2011 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2011

The following table summarizes the inputs used, as of June 30, 2011, in valuing the Fund's assets:

Investment Type	Other Quoted Prices (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$8,933,531	$338,548,049	$—	$347,481,580
Asia	23,045,725	306,074,939	—	329,120,664
Other Countries	74,476,517	70,718,934	—	145,195,451
Latin America	47,063,805	1,393,172	2,649,999	51,106,976
Total Equities	153,519,578	716,735,094	2,649,999	872,904,671
Total Securities Lending Collateral	7,119,977	—	—	7,119,977
Total Short-Term Obligation	—	10,966,000	—	10,966,000
Total Investments	160,639,555	727,701,094	2,649,999	890,990,648
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	413,683	—	413,683
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(370,197)	—	(370,197)
Total	$160,639,555	$727,744,580	$2,649,999	$891,034,134

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement but are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade.

The following table reconciles asset balances for the six months ending June 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2011
Equities
Asia	$23,569	$(11,020,907)	$10,997,338	$—	$—	$—	$—	$—
Latin America	2,649,999	—	—	—	—	—	—	2,649,999
	$2,673,568	$(11,020,907)	$10,997,338	$—	$—	$—	$—	$2,649,999

The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributed to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $0. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$31,395,213	$3,137,251	$3,137,251	$31,395,213

  Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period.

  Financial assets were transferred from Level 1 to Level 2 as foreign exchange-traded financial assets were transferred from Level 1 to Level 2.

See accompanying notes to financial statements.

Wanger International 2011 Semiannual Report

Wanger International

Portfolio Diversification (Unaudited) June 30, 2011

At June 30, 2011, the Fund's portfolio investments as a percentage of net assets was diversified as follows:

	Value	Percentage of Net Assets
Industrial Goods & Services
Other Industrial Services	$75,305,966	8.4
Machinery	65,892,232	7.4
Industrial Materials & Specialty Chemicals	64,887,513	7.3
Electrical Components	18,211,358	2.0
Construction	12,494,887	1.4
Conglomerates	11,053,382	1.2
Outsourcing Services	6,890,456	0.8
Medical Equipment & Devices	3,997,635	0.4
Industrial Distribution	2,744,634	0.3
	261,478,063	29.2
Consumer Goods & Services
Retail	33,580,839	3.8
Food & Beverage	26,461,463	3.0
Casinos & Gaming	25,386,922	2.8
Nondurables	21,161,268	2.4
Other Consumer Services	18,282,132	2.0
Apparel	16,904,280	1.9
Travel	15,437,399	1.7
Other Entertainment	7,071,892	0.8
Educational Services	3,575,040	0.4
Consumer Goods Distribution	2,654,231	0.3
	170,515,466	19.1
Energy & Minerals
Mining	45,453,331	5.1
Oil Services	35,539,161	4.0
Oil & Gas Producers	16,835,058	1.9
Oil Refining, Marketing & Distribution	12,453,387	1.4
Agricultural Commodities	11,900,818	1.3
	122,181,755	13.7
Information
Instrumentation	20,026,091	2.2
Internet Related	19,476,737	2.2
Computer Hardware & Related Equipment	16,004,047	1.8
Business Software	13,409,714	1.5
Financial Processors	11,383,831	1.3
Telephone and Data Services	7,687,133	0.9
Mobile Communications	7,348,852	0.8
Computer Services	4,210,225	0.5
Gaming Equipment & Services	4,199,447	0.5
CATV	3,810,547	0.4
Telecommunications Equipment	3,609,696	0.4
Semiconductors & Related Equipment	2,915,680	0.3
Advertising	1,563,956	0.2
	115,645,956	13.0

	Value	Percentage of Net Assets
Other Industries
Real Estate	$49,761,788	5.6
Transportation	22,927,523	2.6
Regulated Utilities	14,132,288	1.6
Conglomerates	3,561,269	0.4
	90,382,868	10.2
Finance
Banks	22,629,572	2.5
Brokerage & Money Management	19,796,024	2.2
Insurance	14,555,064	1.6
Finance Companies	13,060,648	1.5
	70,041,308	7.8
Health Care
Medical Equipment & Devices	14,541,536	1.6
Pharmaceuticals	13,964,485	1.6
Medical Supplies	5,724,452	0.6
Health Care Services	4,864,272	0.5
Biotechnology & Drug Delivery	3,564,510	0.4
	42,659,255	4.7
Total Equities	872,904,671	97.7
Securities Lending Collateral	7,119,977	0.8
Short-Term Obligation	10,966,000	1.2
Total Investments	890,990,648	99.7
Obligation to Return Collateral for Securities Loaned	(7,119,977)	(0.8)
Cash and Other Assets Less Liabilities	9,392,546	1.1
Net Assets	$893,263,217	100.0%

See accompanying notes to financial statements.

Wanger International 2011 Semiannual Report

Statement of Assets and Liabilities
June 30, 2011 (Unaudited)

Assets:
Unaffiliated investments, at cost	$563,055,409
Affiliated investments, at cost (See Note 4)	9,152,033
Unaffiliated investments, at value (including securities on loan of $6,903,463)	$885,519,772
Affiliated investments, at value (See Note 4)	5,470,876
Cash	708
Foreign currency (cost of $8,790,070)	9,078,205
Unrealized appreciation on forward foreign currency exchange contracts	413,683
Receivable for:
Investments sold	2,719,086
Fund shares sold	32,925
Securities lending income	13,307
Dividends	896,732
Interest	3
Foreign tax reclaims	289,503
Expense reimbursement due from investment adviser	41,899
Trustees' deferred compensation plan	115,579
Other assets	2,855
Total Assets	904,595,133
Liabilities:
Collateral on securities loaned	7,119,977
Unrealized depreciation on forward foreign currency exchange contracts	370,197
Payable for:
Investments purchased	1,388,776
Fund shares repurchased	1,034,538
Investment advisory fee	645,034
Administration fee	36,333
Transfer agent fee	49
Trustees' fees	61
Custody fee	236,691
Reports to shareholders	295,327
Deferred foreign capital gains tax payable	30,445
Chief compliance officer expenses	5,115
Trustees' deferred compensation plan	115,579
Other liabilities	53,794
Total Liabilities	11,331,916
Net Assets	$893,263,217
Composition of Net Assets:
Paid-in capital	$565,077,973
Overdistributed net investment income	(23,770,439)
Accumulated net realized gain	32,860,685
Net unrealized appreciation (depreciation) on:
Investments	318,783,206
Foreign currency translations	342,237
Foreign capital gains tax	(30,445)
Net Assets	$893,263,217
Fund Shares Outstanding	25,571,827
Net asset value, offering price and redemption price per share	$34.93

Statement of Operations
For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends (net foreign taxes withheld of $1,021,567)	$11,706,266
Dividends from affiliates	163,395
Securities lending income, net	55,785
Interest income	8,434
Total Investment Income	11,933,880
Expenses:
Investment advisory fee	4,002,666
Administration fee	226,144
Transfer agent fee	248
Trustees' fees	32,976
Custody fee	507,445
Reports to shareholders	188,247
Chief compliance officer expenses (See Note 4)	19,670
Other expenses (See Note 6)	88,096
Total Expenses	5,065,492
Advisory fee waiver (See Note 4)	(248,694)
Custody earnings credit	(6)
Net Expenses	4,816,792
Net Investment Income	7,117,088
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Foreign Currency Exchange Contracts:
Net realized gain on:
Investments	37,013,483
Foreign currency transactions and forward foreign currency exchange contracts	226,938
Net realized gain	37,240,421
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(16,002,120)
Affiliated investments (See Note 4)	(369,899)
Foreign currency translations and forward foreign currency exchange contracts	(1,488,024)
Foreign capital gains tax	20,500
Net change in unrealized appreciation (depreciation)	(17,839,543)
Net Gain	19,400,878
Net Increase in Net Assets from Operations	$26,517,966

See accompanying notes to financial statements.

Wanger International 2011 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended June 30, 2011	Year Ended December 31, 2010
Operations:
Net investment income	$7,117,088	$12,003,320
Net realized gain (loss) on:
Unaffiliated investments	37,013,483	193,180,518
Affiliated investments (See Note 4)	—	(3,212,313)
Foreign currency transactions and forward foreign currency exchange contracts	226,938	10,380,255
Reimbursement from transaction costs (See Note 4)	—	335,670
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(16,002,120)	(51,331,757)
Affiliated investments (See Note 4)	(369,899)	1,311,053
Foreign currency translations and forward foreign currency exchange contracts	(1,488,024)	961,314
Foreign capital gains tax	20,500	1,892,799
Net Increase in Net Assets from Operations	26,517,966	165,520,859
Distributions to Shareholders:
From net investment income	(35,364,637)	(20,131,055)
From net realized gains	(20,366,967)	—
Total Distributions to Shareholders	(55,731,604)	(20,131,055)
Share Transactions:
Subscriptions	11,968,639	68,202,656
Distributions reinvested	55,731,604	20,131,055
Redemptions (See Note 4)	(70,983,888)	(750,391,189)
Net Decrease from Fund Share Transactions	(3,283,645)	(662,057,478)
Total Decrease in Net Assets	(32,497,283)	(516,667,674)
Net Assets:
Beginning of period	925,760,500	1,442,428,174
End of period	$893,263,217	$925,760,500
Undistributed/(overdistributed) net investment income at end of period	$(23,770,439)	$4,477,110

See accompanying notes to financial statements.

Wanger International 2011 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2011		2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$36.16		$29.68		$20.69	$44.04	$41.77	$30.63
Income from Investment Operations:
Net investment income (a)	0.28		0.35		0.30	0.52	0.37	0.29
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	0.79		6.93		9.61	(18.37)	5.80	11.04
Total from Investment Operations	1.07		7.28		9.91	(17.85)	6.17	11.33
Less Distributions to Shareholders:
From net investment income	(1.46)		(0.80)		(0.93)	(0.34)	(0.39)	(0.19)
From net realized gains	(0.84)		—		—	(5.16)	(3.51)	—
Total Distributions to Shareholders	(2.30)		(0.80)		(0.93)	(5.50)	(3.90)	(0.19)
Increase from Regulatory Settlements	—		—		0.01	—	—	—
Net Asset Value, End of Period	$34.93		$36.16		$29.68	$20.69	$44.04	$41.77
Total Return (b)	2.96	%(c)(d)	24.92	%(d)	49.78%	(45.60)%	16.31%	37.16%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.07	%(f)	1.04%		1.05%	1.02%	0.99%	1.01%
Interest expense	—		—		—	—	—	0.00	%(g)
Net expenses (e)	1.07	%(f)	1.04%		1.05%	1.02%	0.99%	1.01%
Net investment income (e)	1.57	%(f)	1.12%		1.23%	1.67%	0.87%	0.81%
Waiver/Reimbursement	0.05	%(f)	0.03%		—	—	—	—
Portfolio turnover rate	16	%(c)	32%		37%	36%	35%	41%
Net assets, end of period (000s)	$893,263		$925,761		$1,442,428	$972,860	$1,693,374	$1,480,123

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Had the investment adviser not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Wanger International 2011 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger International (the Fund), is a series of Wanger Advisors Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts in order to seek to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward foreign currency exchange contracts are valued at the interpolated forward exchange rate of the underlying currencies and any market gain or loss, arising from the difference between the original value and the current value of such contract, is included as a component of unrealized gain/(loss) on the Statement of Operations. Open forward foreign currency exchange contracts, if any, are disclosed in the Notes to the Statement of Investments. As forward foreign currency exchange contracts are closed the resulting gain or loss, arising from the difference between the original value of the contract and the closing value of such contract, is included as a component of realized gain/(loss) on the Statement of Operations.

A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

The Fund may use forward contracts to buy or sell a foreign currency when the Adviser believes it has exposure to a foreign currency which may suffer or enjoy a movement against another foreign currency to which the Fund has exposure. The Fund will not attempt to hedge all of its foreign portfolio positions

For additional information on derivative instruments, please see Note 5.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. The Fund's adviser, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned by the Fund as of June 30, 2011, is included in the Statement of Operations.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the

Wanger International 2011 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

December 31, 2010
Distributions paid from:
Ordinary Income*	$20,131,055

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Capital loss carryforwards that were utilized by the Fund during the year ended December 31, 2010 were $162,166,735.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%

For the six months ended June 30, 2011, the annualized effective investment advisory fee rate, net of fee waivers, was 0.83% of the Fund's average daily net assets. CWAM has contractually agreed to reimburse the Fund to the extent that investment advisory fees exceed an annual percentage of 0.83% of average daily net assets on an annualized basis, through April 30, 2012. The reimbursement to the Fund for the six months ended June 30, 2011 was $248,694.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates.

Wanger Advisors Trust Average Daily Net Assets of the Trust	Aggregate Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2011, the annualized effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, provides shareholder services to the Fund and contracted with Boston Financial Data Services (BFDS) to serve as subtransfer agent. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses. The arrangement with BFDS has been continued by CMIS.

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Notes to Financial Statements, continued (Unaudited)

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2011, the Fund held five percent or more of the outstanding voting securities of one company. Details of investments in those affiliated companies are presented in the Notes to the Statement of Investments on page 15.

During the six months ended June 30, 2011, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $41,231 and $622,834, respectively.

5.  Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including foreign forward currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy involving derivatives depends on analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following provides more detailed information about the derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts

•  The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

•  The Fund used forward foreign currency exchange contracts to shift its U.S. dollar exposure in order to achieve a representative weighted mix of major currencies relative to its benchmark and/or to recover an underweight country exposure in its portfolio relative to its benchmark.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to seek to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to seek to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy are used to acquire exposure to foreign currencies, while contracts to sell are used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the six months ended June 30, 2011, the Fund entered into 87 forward foreign currency exchange contracts.

The following table is a summary of the value of the Fund's derivative instruments as of June 30, 2011.

Fair Value of Derivative Instruments

Asset		Liability
Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
Unrealized appreciation on forward foreign currency exchange contracts	$413,683	Unrealized depreciation on forward foreign currency exchange contracts	$370,197

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2011:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or
(Depreciation) on Derivatives Recognized in Income

	Risk Exposure	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	$73,903	$(1,567,505)

6.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.125% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the six months ended June 30, 2011. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2011.

7.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Six months ended June 30, 2011	Year ended December 31, 2010
Shares sold	329,820	2,055,268
Shares issued in reinvestment of dividend distributions	1,596,894	635,576
Less shares redeemed	(1,955,881)	(25,686,043)
Net decrease in shares outstanding	(29,167)	(22,995,199)

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Notes to Financial Statements, continued (Unaudited)

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2011 were $142,260,009 and $154,154,112, respectively.

9.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eight Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Wanger International 2011 Semiannual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2011

Wanger International 2011 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc., ("CMDI") in February 2005, allows CMA to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. Among these responsibilities is "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") are overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in fund shares; (4) custodial expenses incurred to hold the securities purchased by the funds; and (5) distribution expenses, including commissions paid to brokers that sell the fund shares to investors. "Management fees" consist of (1) and (2), but not the other services.

Columbia Wanger Asset Management, LLC ("CWAM"), is the adviser to the Funds, and at present is wholly owned by Ameriprise Financial, Inc. ("Ameriprise"). The name Columbia Management or Columbia, is used to refer to the group of entities that manage or provide services to funds bearing the brand name "Columbia." These entities include Columbia Management Investment Advisers, ("CMIA"), the successor entity to CMA, Columbia Management Investment Services, Inc. ("CMIS") and Columbia Management Investment Distributors, Inc. ("CMID"), the successor entity to CMDI. The Columbia asset management business, formerly owned by Bank of America Corporation ("Bank of America"), is now owned by Ameriprise.

The Change of Ownership

On September 29, 2009, Bank of America entered into a Purchase Agreement with Ameriprise providing for, among other things, the sale of CWAM to Ameriprise and the acquisition by Ameriprise of certain assets of Columbia. The sale closed on May 1, 2010. A new advisory agreement is required under these circumstances. In advance of that closing, Columbia and Ameriprise proposed that the Trusts continue, in substance, the then existing advisory agreement governing portfolio management, and the administration services agreement governing certain administration and clerical services. They proposed no material changes to these agreements, no change in services and no changes in fee levels, only those changes necessary to effect the change of ownership. The Board of Trustees approved the new advisory agreements, and on May 27, 2010, shareholders voted to approve them too. The investment management team responsible for the Funds remained with CWAM following the Ameriprise acquisition.

The Investment Company Act of 1940 ("1940 Act") effectively bars an increase in management fees for two years following a change in ownership of a fund's advisor (other than for bona fide additional investment advisory services); the purpose of this prohibition is to preclude management from financing the purchase through increased advisory fees. Ameriprise has represented to the Board that it intends to comply with these restrictions, and does not seek increased management fees at this time. Rather, Ameriprise seeks only to renew the advisory and related agreements on their existing terms.

Requirements of the Order

The Order applies to any successor to substantially all the assets of CMDI and CMA. Thus, it applies to CMIA and CMID as successors to CMA and CMDI. Under the Order, a fee evaluation must precede the execution of new or the extension of existing advisory and administration services agreements. The existing agreements continue in effect until July 31, 2011.

In conformity with the terms of the Order and past evaluations, this Evaluation addresses only the advisory and administration contracts, and does not extend to the Funds' underwriting and transfer agency agreements.

According to the Order, the Senior Officer's evaluation must consider a number of factors. These factors parallel the standard set forth in the Gartenberg case. They are following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administration fee contracts with CWAM in conformity with the requirements of the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel. The Board has asked that I prepare this Evaluation.

Wanger International 2011 Semiannual Report

Scope of this Evaluation

This Evaluation is qualified in two respects. First, assessing such factors as cost of service, profitability, projected economies of scale, and expected quality of service, involves, at present, a significant element of uncertainty. Ameriprise and Columbia hope to effect cost savings by virtue of the increased scale of their operations. The integration of the two organizations is not, however, complete at this time, so the anticipated benefits are impossible to quantify now and hence cannot effectively be weighed in assessing the reasonableness of the proposed management fee. Profitability data is, to some extent, based on pro forma financial statements. At the same time, Ameriprise and Columbia have assured the Board that the Funds will not suffer diminished services as a result of the combination, nor do they propose to change the fee levels set forth in the existing advisory and administration services agreements. The upshot is that the Fund shareholders will, if the advisory agreements are renewed and asset levels do not decrease, pay no more than they do now, but it is too early to determine whether the change in ownership will result in material changes in the calculus of assessing the fairness of the management fee. Of necessity this must be left to future evaluations.

A second consideration concerns the new funds recently approved by the Board of Trustees. Earlier this year, CWAM and Ameriprise proposed two new Acorn funds: Columbia Acorn Emerging Markets Fund ("Acorn Emerging Markets"), and Columbia Acorn European Fund ("Acorn European"). I issued a fee evaluation in February 2011 addressing the management fees proposed for those new funds. In March 2011, the Board approved amendments to the advisory and other agreements necessary to launch the new funds. They have not yet, however, been offered. Consequently, there is nothing to add here to the evaluation done in February, so this Evaluation does not address those funds.

Process and Independence

The objectives of the Order are to ensure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from Ameriprise and Columbia a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Trustees, acting through their Contract Committee evaluated this information thoroughly, and met often to discuss it. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and prepared in conformity with the methodologies employed by those organizations. Counsel for the Funds and the Independent Trustees considered, as did I, the terms and conditions of the proposed contracts.

My evaluation of the advisory contracts was shaped, as it has been in the past, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, Ameriprise or its affiliates. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, Columbia agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees could not be increased before November 30, 2009, and, in fact, have not been increased since. As a result of the Ameriprise acquisition, the Investment Company Act precludes any increases in management fees before May 2012 (other than for bona fide additional investment advisory services). Therefore, CWAM and Ameriprise propose the continuation of the contracts and management fees as they now exist; no increases in these fees are sought, and no reductions offered.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

A.  Fund Performance

The Domestic Funds: The Acorn Fund has achieved good performance over the past five years, and excellent results over longer periods. Acorn Select and Wanger Select have enjoyed better than average investment returns over the past five years, but have suffered reversals in more recent periods. Both funds expose investors to greater relative risk than the other domestic Funds. Acorn USA and its parallel, Wanger USA are the weakest performers, falling behind their benchmark and peer medians over one and five years. Thermostat is unique and therefore difficult to assess, but has outperformed its benchmark and now enjoys strong rankings from Morningstar.

The International Funds: The international Funds have delivered excellent results over the past five years, and done so while exposing investors to less risk than competing funds. They have also outperformed their benchmarks during this period, but recent results have been more restrained. The international Funds enjoy positive "alpha," confirming the value of their portfolio managers.

B.  Management Fees Relative to Peers

There is significant variance in management fee rankings across the Funds. Acorn International is the only fund that was ranked in the top quartile by both Morningstar and Lipper. The other Acorn funds tend to fall around the medians identified by one or the other service. The WAT funds are uniformly more expensive than their peers.

Wanger International 2011 Semiannual Report

C.  Management Fees Relative to Institutional Account and Other Mutual Fund Accounts

CWAM's focus is on its mutual funds. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn funds. One such institutional account is significant in size and has been under CWAM's management for over 33 years. Furthermore, CWAM performs sub-advisory services for mutual funds managed by Ameriprise affiliates, CWAM's parent organization, at rates that are lower than those paid by the parallel Acorn funds, though sub-advisory services usually differ from those necessary for the full support of a mutual fund.

D.  Administrative Services

The Acorn and WAT funds' administrative fees are within the range of fees charged by competitors, but these rankings suffer from a lack of uniformity in the scope of services encompassed by the fee. CWAM provides excellent administrative support for all the Funds.

E.  Costs and Benefits to CWAM and its Affiliates

CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organization, however, are significant and have varied considerably over the years. CWAM's affiliates report operating losses and although the allocations leading to these losses may bear closer scrutiny, Ameriprise affiliates do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Funds. CWAM continues, however, to enjoy substantial benefits from the use of "soft dollar" payments for research.

F.  Profitability

CWAM's profit margins may be in the upper range of its competitors, but peer profitability is difficult to assess given differences in products, operations and other factors. Furthermore, there is limited public information available with regard to the profitability of investment advisers.

G.  Economies of Scale

Economies of scale do exist at CWAM, and the Board has instituted breakpoints that reduce fess as assets increase. Though asset levels have recovered from recent lows, sustained asset growth will be required to trigger additional fee reductions under the current schedule.

H.  Nature and Quality of Service

This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn and WAT funds. Several areas merit comment: (1) CWAM has maintained its investment management capacity and an experienced staff; and (2) CWAM has a reasonably designed compliance program that protects shareholders.

I.  Process

In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. The Board's Contract Committee has sought and obtained extensive data bearing on the reasonableness of the management fees proposed by CWAM. The Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendation

According to Morningstar, Acorn USA and Wanger USA have delivered performance below peer medians for the past one and five years, while imposing management fees that exceed them. Management has fashioned various initiatives to improve performance, and the Trustees should continue to monitor both Funds closely to assess the impact of those initiatives.

Wanger International 2011 Semiannual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("CWAM") under which CWAM manages the Wanger Funds (the "Funds"). More than 75% of the trustees of the Trust (the "Trustees") are comprised of persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the Board (the "Committee"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM's portfolio managers and receives monthly reports from CWAM on the performance of the Funds.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and Ameriprise Financial, Inc. ("Ameriprise"), in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on five separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from CWAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Funds and presented its findings to the Board and the Committee throughout the year. The Compliance Committee also provided information to the Committee with respect to relevant matters.

The Trustees reviewed the Advisory Agreement, as well as certain information obtained through CWAM's, Columbia Management's and Ameriprise's responses to independent legal counsel's questionnaires. In addition, the Trustees reviewed the Management Fee Evaluation dated May 2011 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among former affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of each Fund and of independently selected peer groups of funds and of the Funds' performance benchmarks over various time periods, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to CWAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The Trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategy, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Funds' brokerage, and the use of "soft" commission dollars to pay for research products and services, and (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 8, 2011, upon recommendations of the Committee, the Board of Trustees unanimously approved the continuation of the Advisory Agreement.

In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Funds under the Advisory Agreement, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. The Trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund under the Advisory Agreement were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. In addition, they took note of the quality of CWAM's compliance record.

Performance of the Funds. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Funds over various time periods, including over the one-, three- and five-year periods ending December 31, 2010. The Trustees also considered peer performance rankings based on a rolling five-year period.

The Trustees noted that the international Funds have delivered excellent results over the past five years, and have done so while exposing investors to less risk than competing funds, according to Morningstar. They considered that the domestic Funds have had mixed results. Wanger Select had better than average results measured against its peers over the five-year period but underperformed over the one- and three-year periods ending December 31, 2010. Wanger Select outperformed its benchmark for the five-year period but underperformed over the three-year period and equaled its benchmark for the one-year period ending December 31, 2010. Wanger USA outperformed its peer group medians over the three-year period but underperformed its peer group medians over the one- and five-year periods ending December 31, 2010 and also underperformed its benchmark over the same one-, three- and five-year periods. The Trustees noted that the Investment Performance Analysis Committee of the Board concluded that Fund performance was generally satisfactory, except that Wanger USA's performance had slipped below the Lipper and Morningstar medians during the past year. The Trustees considered that CWAM had taken and was taking a number of corrective steps with respect to Wanger USA's underperformance and that the Investment Performance Analysis Committee of the Board was monitoring the Fund's performance.

Wanger International 2011 Semiannual Report

Board Approval of the Advisory Agreement

The Trustees concluded that, although past performance is not necessarily indicative of future results, the strong overall longer-term performance record of the Funds was an important factor in their evaluation of the quality of services provided by CWAM under the Advisory Agreement for each Fund.

Costs of Services and Profits Realized by CWAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of each Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees reviewed data from Lipper and Morningstar and noted that all Funds other than Wanger International Select had lower total net operating expenses than their respective Lipper peer group medians and only Wanger USA had total net operating expenses above its Morningstar peer group median. As noted in the Fee Evaluation, the actual advisory fees paid by Wanger Select and Wanger USA were higher than the median advisory fee of the Funds' Morningstar peer groups and the actual advisory fee paid by each Fund was higher than the median advisory fee of each Fund's Lipper peer group. The Trustees reviewed the observations in the Fee Evaluation and noted that the Funds are assessed by Morningstar and Lipper in relation to peers selected only from the variable annuity universe.

The Trustees also considered that Ameriprise represented and agreed that advisory fees would not be raised for the two years following the close of its acquisition of CWAM (May 1, 2010) pursuant to Section 15(f) of the 1940 Act.

The Trustees also reviewed the advisory fee rates charged by CWAM for managing other investment companies (including the Columbia Acorn Funds), sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. The Trustees noted that the Funds' advisory fees were generally comparable to the Columbia Acorn Funds' advisory fees at the same asset levels. The Trustees also examined CWAM's institutional separate account fees for various investment strategies; in some cases those fees were higher than the advisory fees charged to the Funds, and in a few instances the fees were lower. The Trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its non-fund clients.

The Trustees concluded that the rates of advisory fees payable to CWAM were reasonable in relation to the nature and quality of the services to be provided. The Trustees also concluded that the Funds' overall expense ratios were reasonable, considering the quality of the services provided by CWAM and its affiliates and the investment performance of the Funds.

The Trustees reviewed the analysis of the historic profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in their relationships with each Fund. The Committee and Trustees met on several occasions with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and fund-by-fund basis. The Trustees also considered the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper and Strategic Insight, which compared CWAM's profitability to other similar investment advisers in the mutual fund industry. The Trustees concluded that CWAM's and its affiliates' profits were within a reasonable range of those of competitors with similar business models. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which CWAM realizes economies of scale in connection with an increase in Fund assets. The Trustees also discussed the potential for Fund sales growth. The Trustees noted that the advisory fee schedule for each Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of each Fund was reflective of a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The Trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that the Funds' transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Funds for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc. ("CMID"), serves as the Funds' distributor under a distribution agreement and receives no fees for its services. In addition, Columbia Management provides sub-administration services to the Funds. The Committee received information regarding the profitability of each Fund agreement with CWAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Funds and CWAM may potentially benefit from their relationship with each other. For example, the Trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of CWAM. The Committee reviewed CWAM's annual "soft dollar" report and met with representatives from CWAM to review CWAM's soft dollar spending. The Committee also considered that the Compliance Committee of the Board regularly reviewed third-party prepared reports that evaluated the quality of CWAM's execution of the Funds' portfolio transactions. The Trustees determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Advisory Agreement was in the best interest of each Fund. On June 8, 2011, the Trustees approved continuation of the Advisory Agreement through July 31, 2012.

Wanger International 2011 Semiannual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
Allan B. Muchin
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

P. Zachary Egan
Vice President

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal
Officer, Senior Vice President and
General Counsel

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 days after each month-end.

Columbia Wanger Funds

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1452 C (8/11) 122620

Wanger Select

2011 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger Select

  2011 Semiannual Report

2	Understanding Your Expenses

3	Shale Gas Returns, Transforming the Energy Outlook

6	Performance Review

8	Statement of Investments

13	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

19	Management Fee Evaluation of the Senior Officer

23	Board Approval of the Advisory Agreement

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of June 30, 2011, CWAM managed $35.8 billion in assets, and is the investment adviser to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser or insurance company or contact 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies and qualified pension or retirement plans.

The views expressed in "Shale Gas Returns, Transforming the Energy Outlook" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger Select 2011 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity product. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2011 – June 30, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	992.10	1,020.23	4.54	4.61	0.92

* Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Wanger Select 2011 Semiannual Report

Shale Gas Returns, Transforming the Energy Outlook

Just five to seven years ago, it was widely believed that North American natural gas resources were being rapidly depleted. Today, the outlook appears to be very much improved thanks to the ingenuity of a few individuals and a process that should provide natural gas for decades to come.

In 1825, some 34 years before Colonel Edwin Drake1 drilled the first oil well in Titusville, Pennsylvania, William Aaron Hart drilled the first natural gas well, in shale located in Fredonia, New York. By August of that year, five structures in the village were illuminated by natural gas and by November there were 36 gas lights in the village. In 1857, Preston Barmore, the superintendent of the Fredonia Natural Gas Co., was not satisfied with the production from a 122 foot well so he exploded crevices of rock in the well, increasing the supply of gas. Within a few years, the village had 150 gas lights.2

Plenty of natural gas was subsequently found in sandstone formations under impermeable rock, in similar formations as oil, or accompanied by oil. Extracting this natural gas was less costly than drilling for gas in shale, so shale exploration all but ended. Millions of miles of gas pipelines were built, and demand for natural gas grew.3 U.S.-marketed production rose to 1 trillion cubic feet (TCF) of natural gas by 1923, and has ranged from 16.9 to 22.6 TCF since 1973.4 Natural gas is used for heating and manufacturing, and is a feedstock for fertilizers, plastics and chemicals.

Recent Natural Gas Shortages

In 2004, Julian Darley wrote High Noon for Natural Gas, The New Energy Crisis. He reviewed Hubbert's Peak, a theory named after the geologist who researched oil finding and production curves and then correctly predicted that U.S. oil production would peak around 1970. Darley applied Hubbert's Peak to natural gas data and concluded that North American gas production had also peaked and was likely to plunge.

Darley wrote, "The United States and Canada are entering a natural gas crisis ...North American supply is simply no longer able to meet desired consumption."5 He added, "...the worst immediate problem confronting the United States (and Canada) is not oil, but natural gas. It is a natural gas shortage that could seriously interrupt the U.S. economy..."6 Darley noted that the U.S. Energy Information Administration (EIA) made enormous upward revisions for production of natural gas from shale, tight sands and coal beds, but he believed such gains would fail to occur. Instead, importing of liquefied natural gas (LNG) would have to be an interim solution. But LNG, Darley stated, had safety and security risks. Geopolitically, relying on imported LNG would also be problematic, as Russia and Iran had the largest reserves of natural gas.

Darley believed that the 300-plus new natural gas-fired electric generating stations, built between 1980 and 2003 at a cost of $100 billion, were huge mistakes. The power companies had apparently reviewed a 1999 National Petroleum Council report that stated North American natural gas supplies would grow. Darley labeled that report as an "example of the kind of cornucopian delusion that characterizes many in government and most in industry, who believe in nothing but economics and the miracle of capitalism with its unlimited ability to find substitutes for everything."7

Darley thought that with worldwide Peak Oil imminent and North American natural gas production plunging, energy was to become scarce, and the industrial revolution would unwind. He advocated that people should be able to obtain their daily needs within walking distance from where they lived. His long-term solution was to depopulate the earth, such that mankind no longer mined the planet and consumed only the energy that the sun regularly provides. At one child per woman, the population of the earth would be back to one billion in about one hundred years.

Domestic natural gas production fell between 2001 and 2005 and prices increased between 2002 and 2008.8 Most major oil companies and analysts agreed that natural gas production in North America was peaking, and that the U.S. would need substantial imports of LNG. I remember going to an energy conference in early 2006 where this view was widespread. Darley's nightmare scenario seemed to be coming true.

Back in the Gas Fields

George Mitchell has been called the Father of the Barnett Natural Gas Field, located in and around Fort Worth, Texas. Over an 18-year period beginning in 1981, his company, Mitchell Energy and Development, experimented with fracturing gas-bearing shale that is located between 6,000 and 14,000 feet below the surface. Geologists knew that shale had lots of pores and the ability to store natural gas, but since pores in shale are rarely interconnected, gas flows poorly through shale. Initial attempts to extract this gas were costly, and production was not economical. Eventually, the company developed a "light sand frac" method that was effective and used less fluid. The combination of reduced costs and rising natural gas prices made such drilling profitable. Mitchell drilled many wells at the Barnett field, producing far more natural gas than most people expected.9

Mitchell needed more funding and sold his company to Devon Energy, a larger, independent producer. Devon had expertise in an additional technology, horizontal drilling, which tilted drill holes at angles or sideways once they hit pay dirt. More gas-bearing shale was consequently exposed to the well. With this added technology, the company drilled 55 wells in the Barnett field in 2003 and the shale gas boom began.10 Some 13,500 gas wells have been drilled in the Barnett field since 199711 and the Barnett field accounted for 6% of total natural gas production in the United States in 2010.12

Drilling at other shale gas formations has also jumped. U.S. shale gas production increased 12-fold in the last decade and currently accounts for about 25% of U.S. natural gas production.13 With greater production, natural gas wellhead

3

Wanger Select 2011 Semiannual Report

prices halved from 2008 to 2010. In its yearly forecast in 2010, the EIA doubled its estimate of U.S. shale gas production for 2035 and predicts shale gas production will hit 46% of U.S. consumption that year.14 Imports will drop from 11% of natural gas consumption in 2009 to 1%.15 With "economics and the miracle of capitalism"16 we won't need to revert to Darley's dark ages any time soon. The EIA also believes shale gas totaling at least six-times U.S. reserves is recoverable in at least 32 other countries.17

Energy Mix

In 2009, Robert Hefner published The Grand Energy Transition. The book provides perspectives on past and future sources and uses of energy. Hefner believes that energy usage naturally transitions from solids (wood and coal) to liquids (oil) and then to gasses (natural gas, wind and hopefully nuclear fusion). He sees newer fuels as superior to older ones, with each new fuel facilitating new technologies, improvements in the environment and higher living standards.

The transition to coal from wood powered the industrial revolution and allowed millions of acres of forests to regrow. Coal then fell from 80% of the world energy market in 1900 to about 28% currently. Oil ascended to 48% of the world's energy by 1973, displacing much dirty coal and revolutionizing transportation via the introduction of automobiles and airplanes. Oil subsequently dropped to about 36% of world energy consumption. Natural gas has risen from 10% of the world's energy in 1950 to 24% currently.18

Believing in global warming, Hefner notes that the transition from wood to coal to oil to natural gas slashed carbon content and increased hydrogen content of fuels with each transition. Since burning carbon creates carbon dioxide (CO2), the primary greenhouse gas, and burning hydrogen creates water, the natural transitions from solids to liquids to gasses slow global warming. Burning natural gas creates 44% less CO2 than burning coal and 29% less than burning oil. Burning natural gas also emits about 80% less nitrogen oxides, over 90% lower particulates and over 99% less sulfur dioxide than coal or oil.19

Under an earlier belief that the U.S. was running out of natural gas, the Natural Gas Policy Act (NPGA) and the Fuel Use Act were passed in 1978. The NGPA immediately deregulated prices for gas produced from deep wells and phased out other price controls.20 The Fuel Use Act mandated the phase out of natural gas for electric generation and restricted its industrial uses. Prices for deep gas jumped, but so did drilling. Production grew, and with demand depressed by the Fuel Use Act, prices then collapsed. There was an excess supply of natural gas, known as the "gas bubble," until the year 2000.

Hefner believes the 1978 laws slowed the natural transition from coal and oil to natural gas. As a result of the Fuel Use Act, some 100,000 megawatts of coal-fired electric generating capacity was built in the United States through 1989 that has emitted 15 billion metric tons of CO2 into the atmosphere.21 Hefner believes that the construction of the coal burning plants, not the natural gas burning plants, was the big mistake.

Hefner subscribes to Peak Oil occurring soon, but sees many decades of abundant and relatively cheap natural gas. Hence, he predicts the grand energy transition to natural gas will continue, and he believes natural gas will be a bridge fuel to renewable energy and possibly nuclear fusion. Natural gas complements wind energy quite well, as gas-burning electric plants can quickly power up when the wind slows.

Some 12 million vehicles worldwide are powered by natural gas. Of that number, there are estimated to be 110,000 natural gas-powered vehicles in the United States,22 including thousands of trucks serving the ports of Long Beach and Los Angeles,23 more than 11,000 buses24 and approximately 12,000 Honda Civic GX cars.25 These vehicles burn natural gas currently priced at one-third of the energy equivalent price of oil. Hefner believes that half the autos in the United States should be powered by natural gas, and the dirtiest, coal-burning electric plants should be replaced by natural gas plants. Yearly gas consumption would rise by 13 TCF, but could be met by increased shale gas production.26

Investment Implications

We believe that innovations in producing gas from shale have indeed transformed the U.S. energy outlook. We profitably invested in some of the pioneers of shale gas though, with the current glut of natural gas, the stocks now look less attractive. Supplies of gas may remain high in the short term as some unprofitable drilling persists in order to keep lease rights. Over time, the low prices will likely result in reduced drilling and more constrained supplies. When this happens, natural gas prices should rise to a level where drilling and production are moderately profitable. We continue to look for suppliers and service companies participating in shale gas production. Some shale oil fields are now being developed, including the Bakken field in North Dakota and Canada and the Eagle Ford field in Texas. At this point, we don't think there will be enough shale oil production to revolutionize the oil market, but we do believe we have found some attractive stocks participating in those developments.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

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Wanger Select 2011 Semiannual Report

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Columbia Wanger Funds Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Colonel Edwin Drake was an American oil driller, credited with being the first to drill for oil in the United States.

2  Lash, Eileen and Gary, "The Early History of Natural Gas, Kicking Down the Well," The SUNY Fredonia Shale Research Institute, June 3, 2011, http://www.fredonia.edu/shaleinstitute/history.asp.

3  U.S. Energy Information Administration (EIA), http://www.eia.gov/pub/oil_gas/natural_gas/analysis_publications/ngpipeline/index.html.

4  EIA data, including imports primarily from Canada, states the U.S. has been using about 23 trillion cubic feet (TCF) of gas a year, including about 6.6 TCF for industrial purposes. www.eia.gov.

5  Darley, Julian, High Noon for Natural Gas, The New Energy Crisis, (White River Junction, Vermont, Chelsea Green Publishing Company 2004) p. 13.

6  Ibid., p. 2.

7  Ibid., p. 79-80.

8  According to EIA data, domestic natural gas production fell from 20.6 TCF in 2001 to 18.9 TCF in 2005. Average annual wellhead prices rose from $3 to $5 in 2002-2003 to $6 to $8 from 2006-2008. www.eia.gov.

9  Airhart, Marc, "The Father of the Barnett Natural Gas Field," http://geology.com/research/barnett-shale-father.html.

10  Yergin, Daniel, "Stepping on the Gas," Wall Street Journal, April 2, 2011.

11  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

12  U.S. Department of Energy, Office of Fossil Energy and National Energy Technology Laboratory, "Modern Shale Gas, Development in the United States: A Primer," April 2009, p. ES-1, http://fossil.energy.gov/programs/oilgas/publications/naturalgas_general/Shale_Gas_Primer_2009.pdf

13  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

14  Lomax, Simon, "Shale-Gas Output May Double by 2035, Reducing Energy Imports, U.S. Says," Bloomberg, December 16, 2010, http://www.bloomberg.com/news/2010-12-16/natural-gas-production-from-shale-may-double-by-35-u-s-agency-forecasts.html.

15  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

16  Darley, Julian, op. cit., p. 79-80.

17  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

18  Hefner III, Robert A., "The Grand Energy Transition," (Hoboken, New Jersey, John Wiley & Sons, Inc. 2009) p. 27.

19  U.S. Department of Energy, Office of Fossil Energy and National Energy Technology Laboratory, "Modern Shale Gas, Development in the United States: A Primer," April 2009, p. 5, http://fossil.energy.gov/programs/oilgas/publications/naturalgas_general/Shale_Gas_Primer_2009.pdf

20  Hefner III, Robert A., op. cit., p. 120-121. Having been an independent explorer for natural gas, Hefner was well aware that gas existed in locations independently of oil. (He has been called the "Father of Deep Natural Gas" as his company drilled very deep wells finding only natural gas at very high pressure.) In the 1970s when geologists for major oil companies testified to Congress that the U.S. was running out of natural gas, Hefner dissented, believing that the shortage was caused by price controls in place since 1954. Price controls cause shortages of valuable commodities by boosting demand and restraining supplies.

21  Ibid., p. 122.

22  Natural Gas Vehicles of America, http://www.ngvc.org/mktplace/index.html. Accessed July 20, 2011.

23  Hefner III, Robert A., op. cit., p. 201.

24  Natural Gas Vehicles of America, http://www.ngvc.org/mktplace/index.html. Accessed July 20, 2011.

25  Oberman, Mira, "The Greenest Car You've (Likely) Never Heard Of," Agence France-Presse, April 11, 2011.

26  Hefner III, Robert A., op. cit., p. 203.

5

Wanger Select 2011 Semiannual Report

Performance Review Wanger Select

Ben Andrews Lead Portfolio Manager	Robert A. Chalupnik Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for performance updates for the most recent month-end.

Wanger Select fell 0.79% during the semiannual period ended June 30, 2011, underperforming the 8.56% gain of its primary benchmark, the S&P MidCap 400 Index. Year-to-date performance was hampered by poor performance of Fund energy stocks and the failure of many holdings to participate in the recent market rally.

Looking first at the stocks that helped the portfolio during the period, Discover Financial Services added 2.07% to the portfolio's return as the company's credit card portfolio continued to heal in the improving economy. This improvement caused investors to increase the valuation they were willing to pay for Discover, bidding up the stock price and providing a 45% gain for the period. Retailers Abercrombie & Fitch, lululemon athletica and Coach added approximately 1.85% to the portfolio as their products were well-received by consumers.

On the downside, Pacific Rubiales Energy and Canacol Energy, both oil and gas explorers and producers, cost the portfolio a combined 2.32% on disappointing exploration results and a general malaise for Colombian oil producers. Over the six-month period, energy stocks cost the Fund approximately 3.7% of performance, and were the main laggards in the portfolio. We still believe in these stocks and will watch their results closely as we expect several more drilling results by the end of this year.

Though many of the Fund's stocks did not participate in the stock market rally through June 30, 2011, we believe they have potential to add return in the coming quarters as these companies are growing and we believe they are valued inexpensively compared with their peers.

During the period, we sold out of 10 companies and purchased seven new companies. The sales included wireless communications and broadcast tower company American Tower, water treatment applications service provider Nalco Holding Company, for-profit post-secondary education provider Career Education, and recreational vehicle manufacturer Thor Industries. Our purchases included convention hotelier Gaylord Entertainment, fiber optic sub-systems and components provider Finisar, and telecom and electrical power infrastructure contractor Quanta Services. Quanta is a company that we owned previously but sold due to uncertainty about its ability to turn contracts/backlog into sales. There is evidence of this backlog becoming revenue, so we added the company back into the portfolio during the quarter.

Effective May 1, 2011, Rob Chalupnik was named co-portfolio manager of Wanger Select. Rob is CWAM's domestic industrials analyst and has a strong track record at CWAM. I have worked closely with Rob over the years and feel strongly that his knowledge and ability will be additive to the performance of this Fund, not only through his stock picks but through his input on portfolio structure as well.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/11

Discover Financial Services	6.5%
Abercrombie & Fitch	3.6
Pacific Rubiales Energy	3.3
Coach	3.1
Canacol Energy	2.6
lululemon athletica	1.9
Quanta Services	1.4
Gaylord Entertainment	1.2
Finisar	0.3

6

Wanger Select 2011 Semiannual Report

Growth of a $10,000 Investment in Wanger Select
February 1, 1999 (inception date) through June 30, 2011

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through June 30, 2011, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/11

1. Discover Financial Services Credit Card Company	6.5%
2. Hertz Largest U.S. Rental Car Operator	6.5
3. CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	4.3
4. Ametek Aerospace/Industrial Instruments	4.0
5. Abercrombie & Fitch Teen Apparel Retailer	3.6
6. Sanmina-SCI Electronic Manufacturing Services	3.5
7. Safeway Supermarkets	3.4
8. Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	3.3
9. Coach Designer & Retailer of Branded Leather Accessories	3.1
10. Crown Castle International Communications Towers	3.0

Top 5 Sectors

As a percentage of net assets, as of 6/30/11

Consumer Goods & Services	23.9%
Industrial Goods & Services	18.9
Energy & Minerals	15.4
Information	15.1
Finance	14.1

Results as of June 30, 2011

	2nd quarter	Year to date	1 year	5 years	10 years
Wanger Select	-1.37%	-0.79%	31.51%	5.70%	8.85%
S&P MidCap 400 Index*	-0.73	8.56	39.38	6.60	7.94
S&P 500 Index	0.10	6.02	30.69	2.94	2.72
Lipper Mid-Cap Growth Funds Variable Underlying Index	0.47	8.38	41.64	6.86	4.54

NAV as of 6/30/11: $28.14

* The Fund's primary benchmark.

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 0.93%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P 500 tracks the performance of 500 widely-held large capitalization U.S. stocks and is presented to show performance against a widely recognized market index. The Lipper Mid-Cap Growth Funds Variable Underlying Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Mid-Cap Growth Funds Variable Underlying Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

7

Wanger Select 2011 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value
	Equities – 94.5%
	Consumer Goods & Services – 23.9%
	Retail – 9.8%
171,000	Abercrombie & Fitch Teen Apparel Retailer	$11,443,320
463,000	Safeway Supermarkets	10,820,310
54,550	lululemon athletica (a) Premium Active Apparel Retailer	6,099,781
38,000	Tiffany & Co. Luxury Good Retailer	2,983,760
		31,347,171
	Travel – 7.7%
1,303,000	Hertz (a) Largest U.S. Rental Car Operator	20,691,640
132,000	Gaylord Entertainment (a) Convention Hotels	3,960,000
		24,651,640
	Apparel – 3.1%
154,500	Coach Designer & Retailer of Branded Leather Accessories	9,877,185
	Casinos & Gaming – 1.5%
50,663,000	RexLot Holdings (China) Lottery Equipment Supplier in China	4,900,698
	Educational Services – 1.3%
54,625	ITT Educational Services (a) Post-secondary Degree Services	4,273,860
	Food & Beverage – 0.3%
146,000	GLG Life Tech (Canada) (a) Produce an All-natural Sweetener Extracted from the Stevia Plant	981,120
	Other Consumer Services – 0.2%
347,950	IFM Investments (Century 21 China RE) – ADR (China) (a) Provides Real Estate Services in China	511,487
	Total Consumer Goods & Services	76,543,161
	Industrial Goods & Services – 18.9%
	Machinery – 11.3%
283,500	Ametek Aerospace/Industrial Instruments	12,729,150
121,750	Donaldson Industrial Air Filtration	7,387,790

Number of Shares		Value
130,000	Pall Filtration & Fluids Clarification	$7,309,900
137,000	Kennametal Consumable Cutting Tools	5,782,770
101,000	Oshkosh (a) Specialty Truck Manufacturer	2,922,940
		36,132,550
	Waste Management – 2.2%
188,500	Waste Management U.S. Garbage Collection & Disposal	7,025,395
	Other Industrial Services – 1.9%
116,500	Expeditors International of Washington International Freight Forwarder	5,963,635
	Industrial Distribution – 1.6%
34,500	WW Grainger Industrial Distribution	5,300,925
	Outsourcing Services – 1.4%
221,000	Quanta Services (a) Electrical & Telecom Construction Services	4,464,200
	Industrial Materials & Specialty Chemicals – 0.5%
227,600	ChemSpec International – ADR (China) (a) Specialty Chemicals with Focus on Fluorinated Chemical Manufacturing	1,638,720
	Total Industrial Goods & Services	60,525,425
	Energy & Minerals – 15.4%
	Oil & Gas Producers – 10.3%
388,750	Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	10,419,605
7,499,000	Canacol Energy (Colombia) (a) Oil Producer in South America	8,241,941
5,368,900	ShaMaran Petroleum (Iraq) (a) Oil Exploration in Kurdistan	4,230,768
225,000	Houston American Energy (b) Oil & Gas Exploration & Production in Colombia	4,079,250
8,714,000	Petrodorado (Colombia) (a)	2,755,736
5,714,000	Petrodorado – Warrants (Colombia) (a)(c) Oil & Gas Exploration & Production in Colombia, Peru & Paraguay	580,020
3,600,000	Canadian Overseas Petroleum (United Kingdom) (a)(c)	1,664,410

See accompanying notes to financial statements.
8

Wanger Select 2011 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value
	Oil & Gas Producers – 10.3% (cont)
1,800,000	Canadian Overseas Petroleum – Warrants (United Kingdom) (a)(c) Oil & Gas Exploration/Production in the North Sea	$245,238
1,875,000	Petromanas (Canada) (a)(c)	552,517
700,000	Petromanas (Canada) (a)	210,483
937,500	Petromanas – Warrants (Canada) (a)(c) Exploring for Oil in Albania	23,815
		33,003,783
	Alternative Energy – 2.4%
511,600	Canadian Solar (China) (a)(b) Solar Cell & Module Manufacturer	5,883,400
582,600	Synthesis Energy Systems (China) (a) Owner/Operator of Gasification Plants	1,089,462
226,000	Real Goods Solar (a) Residential Solar Energy Installer	668,960
		7,641,822
	Agricultural Commodities – 1.4%
1,363,636	Union Agriculture Group (Argentina) (a)(c) Farmland Operator in Uruguay	2,999,999
5,000,000	Eacom Timber (Canada) (a)(c)	1,574,991
162,000	Eacom Timber (Canada) (a) Canadian Lumber Producer	52,071
		4,627,061
	Mining – 0.8%
152,000	Kirkland Lake Gold (Canada) (a) Gold Mining	2,395,562
	Oil Services – 0.5%
1,635,400	Tuscany International Drilling (Colombia) (a)	1,560,027
200,000	Tuscany International Drilling – Warrants (Colombia) (a) South America-based Drilling Rig Contractor	7,258
		1,567,285
	Total Energy & Minerals	49,235,513
	Information – 15.1%
	Mobile Communications – 5.3%
234,000	Crown Castle International (a) Communications Towers	9,544,860

Number of Shares		Value
117,000	SBA Communications (a) Communications Towers	$4,468,230
2,326,900	Globalstar (a) Satellite Mobile Voice & Data Carrier	2,862,087
		16,875,177
	Contract Manufacturing – 3.5%
1,078,333	Sanmina-SCI (a) Electronic Manufacturing Services	11,139,180
	Computer Hardware & Related Equipment – 1.9%
116,000	Amphenol Electronic Connectors	6,262,840
	Computer Services – 1.8%
641,000	WNS – ADR (India) (a) Offshore BPO (Business Process Outsourcing) Services	5,698,490
	Instrumentation – 1.0%
19,000	Mettler Toledo (a) Laboratory Equipment	3,204,730
	Advertising – 0.5%
540,100	VisionChina Media – ADR (China) (a) Advertising on Digital Screens in China's Mass Transit System	1,528,483
	Business Software – 0.4%
27,500	Concur Technologies (a) Web Enabled Cost & Expense Management Software	1,376,925
	Business Information & Marketing Services – 0.4%
122,200	Navigant Consulting (a) Financial Consulting Firm	1,281,878
	Telecommunications Equipment – 0.3%
49,000	Finisar (a) Optical Sub-systems & Components	883,470
	Total Information	48,251,173
	Finance – 14.1%
	Credit Cards – 6.5%
783,200	Discover Financial Services Credit Card Company	20,950,600
	Insurance – 4.3%
1,721,000	CNO Financial Group (a) Life, Long-term Care & Medical Supplement Insurance	13,613,110

See accompanying notes to financial statements.
9

Wanger Select 2011 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value
	Brokerage & Money Management – 3.3%
854,000	MF Global (a) Futures Broker	$6,609,960
171,000	SEI Investments Mutual Fund Administration & Investment Management	3,849,210
		10,459,170
	Total Finance	45,022,880
	Other Industries – 5.4%
	Transportation – 2.9%
198,250	JB Hunt Transport Services Truck & Intermodal Carrier	9,335,593
	Real Estate – 1.8%
294,500	BioMed Realty Trust Life Science-focused Office Buildings	5,666,180
	Regulated Utilities – 0.7%
76,000	Wisconsin Energy Wisconsin Utility	2,382,600
	Total Other Industries	17,384,373
	Health Care – 1.7%
	Biotechnology & Drug Delivery – 0.9%
310,000	NPS Pharmaceuticals (a) Orphan Drugs & Healthy Royalties	2,929,500
	Pharmaceuticals – 0.8%
363,000	Akorn (a) Develops, Manufactures & Sells Specialty Generic Drugs	2,541,000
	Total Health Care	5,470,500
Total Equities (Cost: $229,464,772) – 94.5%		302,433,025
Securities Lending Collateral – 0.4%
1,194,320	Dreyfus Government Cash Management Fund (d) (7 day yield of 0.00%)	1,194,320
Total Securities Lending Collateral (Cost: $1,194,320)		1,194,320

Principal Amount		Value
Short-Term Obligation – 5.0%
	Repurchase Agreement – 5.0%
$16,008,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/11, due 7/01/11 at 0.01%, collateralized by a U.S. Government Agency obligation maturing 9/08/17, market value $16,330,725 (repurchase proceeds $16,008,004)	$16,008,000
Total Short-Term Obligation (Cost: $16,008,000)		16,008,000
Total Investments (Cost: $246,667,092) – 99.9% (e)(f)		319,635,345
Obligation to Return Collateral for Securities Loaned – (0.4)%		(1,194,320)
Cash and Other Assets Less Liabilities – 0.5%		1,736,659
Total Net Assets – 100.0%		$320,177,684

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2011. The total market value of securities on loan at June 30, 2011 was $1,145,198.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2011, the market value of these securities amounted to $7,640,990 which represented 2.39% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/08/10	1,363,636	$2,999,999	$2,999,999
Canadian Overseas Petroleum	11/24/10	3,600,000	1,539,065	1,664,410
Eacom Timber	3/17/10	5,000,000	2,475,248	1,574,991
Petrodorado – Warrants	11/20/09	5,714,000	706,004	580,020
Petromanas	5/20/10	1,875,000	651,600	552,517
Canadian Overseas Petroleum – Warrants	11/24/10	1,800,000	225,295	245,238
Petromanas – Warrants	5/20/10	937,500	54,282	23,815
			$8,651,493	$7,640,990

See accompanying notes to financial statements.
10

Wanger Select 2011 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2011

(d)  Investment made with cash collateral received from securities lending activity.

(e)  On June 30, 2011, the market value of foreign securities represents 12.3% of total net assets. The Fund's foreign portfolio was diversified as follows:

Currency	Value	Cost	Percentage of Net Assets
Canadian Dollar	$34,514,442	$19,252,362	10.8
Hong Kong Dollar	4,900,698	3,210,487	1.5
	$39,415,140	$22,462,849	12.3

(f)  At June 30, 2011, for federal income tax purposes cost of investments was $246,667,092 and net unrealized appreciation was $72,968,253 consisting of gross unrealized appreciation of $101,681,181 and gross unrealized depreciation of $28,712,928.

  ADR = American Depositary Receipts

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of June 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Consumer Goods & Services	$71,642,463	$4,900,698	$—	$76,543,161
Industrial Goods & Services	60,525,425	—	—	60,525,425
Energy & Minerals	41,594,523	4,640,991	2,999,999	49,235,513
Information	48,251,173	—	—	48,251,173
Finance	45,022,880	—	—	45,022,880
Other Industries	17,384,373	—	—	17,384,373
Health Care	5,470,500	—	—	5,470,500
Total Equities	289,891,337	9,541,689	2,999,999	302,433,025
Total Securities Lending Collateral	1,194,320	—	—	1,194,320
Total Short-Term Obligation	—	16,008,000	—	16,008,000
Total Investments	$291,085,657	$25,549,689	$2,999,999	$319,635,345

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement but are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.
11

Wanger Select 2011 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2011

The following table reconciles asset balances for the six months ending June 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2011
Equities Energy & Minerals	$2,999,999	$—	$—	$—	$—	$—	$—	$2,999,999

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation (depreciation) attributed to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $0. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

  At June 30, 2011, the Fund held investments in the following sectors:

Sector	Percentage of Net Assets
Consumer Goods & Services	23.9
Industrial Goods & Services	18.9
Energy & Minerals	15.4
Information	15.1
Finance	14.1
Other Industries	5.4
Health Care	1.7
94.5
Securities Lending Collateral	0.4
Short-Term Obligation	5.0
Obligation to Return Collateral for Securities Loaned	(0.4)
Cash and Other Assets less Liabilities	0.5
100.0

See accompanying notes to financial statements.
12

Wanger Select 2011 Semiannual Report

Statement of Assets and Liabilities
June 30, 2011 (Unaudited)

Assets:
Investments, at cost	$246,667,092
Investments, at value (including securities on loan of $1,145,198)	$319,635,345
Cash	81
Receivable for:
Investments sold	2,731,635
Fund shares sold	442,192
Securities lending income	1,485
Dividends	211,182
Interest	4
Other assets	1,381
Total Assets	323,023,305
Liabilities:
Collateral on securities loaned	1,194,320
Payable for:
Investments purchased	1,351,051
Fund shares repurchased	4,139
Investment advisory fee	202,441
Administration fee	12,653
Transfer agent fee	17
Trustees' fees	283
Reports to shareholders	46,361
Trustees' deferred compensation plan	23,732
Other liabilities	10,624
Total Liabilities	2,845,621
Net Assets	$320,177,684
Composition of Net Assets:
Paid-in capital	$257,413,504
Accumulated net investment loss	(9,976,183)
Accumulated net realized loss	(227,748)
Net unrealized appreciation (depreciation) on:
Investments	72,968,253
Foreign currency translations	(142)
Net Assets	$320,177,684
Fund Shares Outstanding	11,380,035
Net asset value, offering price and redemption price per share	$28.14

Statement of Operations
For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends (net foreign taxes withheld of $13,402)	$1,024,152
Securities lending income, net	5,026
Interest income	1,532
Total Investment Income	1,030,710
Expenses:
Investment advisory fee	1,336,031
Administration fee	83,502
Transfer agent fee	114
Trustees' fees	11,315
Custody fee	37,096
Chief compliance officer expenses (See Note 4)	4,835
Other expenses (See Note 5)	62,717
Total Expenses	1,535,610
Custody earnings credit	(30)
Net Expenses	1,535,580
Net Investment Loss	(504,870)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	27,154,996
Foreign currency transactions	(12,603)
Net realized gain	27,142,393
Net change in unrealized appreciation (depreciation) on:
Investments	(29,200,842)
Foreign currency translations	(396)
Net change in unrealized appreciation (depreciation)	(29,201,238)
Net Loss	(2,058,845)
Net Decrease in Net Assets from Operations	$(2,563,715)

See accompanying notes to financial statements.
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Wanger Select 2011 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended June 30, 2011	Year Ended December 31, 2010
Operations:
Net investment loss	$(504,870)	$(1,102,852)
Net realized gain (loss) on:
Unaffiliated investments	27,154,996	6,624,963
Affiliated investments (See Note 4)	—	5,633,250
Foreign currency transactions	(12,603)	81,501
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(29,200,842)	58,926,777
Affiliated investments (See Note 4)	—	813,341
Foreign currency translations	(396)	254
Net Increase (Decrease) in Net Assets from Operations	(2,563,715)	70,977,234
Distributions to Shareholders:
From net investment income	(6,570,049)	(1,632,499)
Share Transactions:
Subscriptions	10,368,498	40,253,904
Distributions reinvested	6,570,049	1,632,499
Redemptions	(33,586,628)	(35,639,991)
Net Increase (Decrease) from Fund Share Transactions	(16,648,081)	6,246,412
Total Increase (Decrease) in Net Assets	(25,781,845)	75,591,147
Net Assets:
Beginning of period	345,959,529	270,368,382
End of period	$320,177,684	$345,959,529
Accumulated net investment loss at end of period	$(9,976,183)	$(2,901,264)

See accompanying notes to financial statements.
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Wanger Select 2011 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$28.99		$23.05	$13.87	$28.08	$26.15	$22.66
Income from Investment Operations:
Net investment loss (a)	(0.04)		(0.09)	(0.08)	(0.10)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)		6.17	9.26	(13.38)	2.47	4.38
Total from Investment Operations	(0.26)		6.08	9.18	(13.48)	2.43	4.33
Less Distributions to Shareholders:
From net investment income	(0.59)		(0.14)	—	—	—	(0.09)
From net realized gains	—		—	—	(0.73)	(0.50)	(0.75)
Total Distributions to Shareholders	(0.59)		(0.14)	—	(0.73)	(0.50)	(0.84)
Net Asset Value, End of Period	$28.14		$28.99	$23.05	$13.87	$28.08	$26.15
Total Return (b)	(0.79	)%(c)	26.57%	66.19%	(49.06)%	9.39%	19.70%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.92	%(e)	0.93%	0.95%	0.91%	0.90%	0.94%
Net investment loss (d)	(0.30	)%(e)	(0.38)%	(0.44)%	(0.45)%	(0.15)%	(0.20)%
Portfolio turnover rate	14	%(c)	30%	35%	36%	15%	21%
Net assets, end of period (000s)	$320,178		$345,960	$270,368	$156,588	$316,380	$175,346

(a)  Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(e)  Annualized.

See accompanying notes to financial statements.
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Wanger Select 2011 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger Select (the "Fund"), is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. The Fund's adviser, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned by the Fund as of June 30, 2011, is included in the Statement of Operations.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

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Wanger Select 2011 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

December 31, 2010
Distributions paid from:
Ordinary Income*	$1,632,499

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$23,440,437

Capital loss carryforwards that were utilized for the Fund during the year ended December 31, 2010 were, $10,275,226.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.80%
$500 million and over	0.78%

For the six months ended June 30, 2011, the annualized effective investment advisory fee rate was 0.80% of the Fund's average daily net assets.

Through April 30, 2012, CWAM has contractually agreed to reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.35% of average daily net assets on an annualized basis. There was no reimbursement to the Fund for the six months ended June 30, 2011.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates.

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2011, the annualized effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, provides shareholder services to the Fund and contracted with Boston Financial Data Services (BFDS) to serve as subtransfer agent. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses. The arrangement with BFDS has been continued by CMIS.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

During the six months ended June 30, 2011, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those

17

Wanger Select 2011 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $- and $599,560, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.125% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the six months ended June 30, 2011. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2011.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Six months ended June 30, 2011	Year ended December 31, 2010
Shares sold	360,162	1,613,837
Shares issued in reinvestment of dividend distributions	245,977	74,306
Less shares redeemed	(1,160,853)	(1,485,474)
Net increase (decrease) in shares outstanding	(554,714)	202,669

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2011 were $48,088,075 and $81,442,460, respectively.

8.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eight Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Wanger Select 2011 Semiannual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2011

19

Wanger Select 2011 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc., ("CMDI") in February 2005, allows CMA to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. Among these responsibilities is "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") are overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in fund shares; (4) custodial expenses incurred to hold the securities purchased by the funds; and (5) distribution expenses, including commissions paid to brokers that sell the fund shares to investors. "Management fees" consist of (1) and (2), but not the other services.

Columbia Wanger Asset Management, LLC ("CWAM"), is the adviser to the Funds, and at present is wholly owned by Ameriprise Financial, Inc. ("Ameriprise"). The name Columbia Management or Columbia, is used to refer to the group of entities that manage or provide services to funds bearing the brand name "Columbia." These entities include Columbia Management Investment Advisers, ("CMIA"), the successor entity to CMA, Columbia Management Investment Services, Inc. ("CMIS") and Columbia Management Investment Distributors, Inc. ("CMID"), the successor entity to CMDI. The Columbia asset management business, formerly owned by Bank of America Corporation ("Bank of America"), is now owned by Ameriprise.

The Change of Ownership

On September 29, 2009, Bank of America entered into a Purchase Agreement with Ameriprise providing for, among other things, the sale of CWAM to Ameriprise and the acquisition by Ameriprise of certain assets of Columbia. The sale closed on May 1, 2010. A new advisory agreement is required under these circumstances. In advance of that closing, Columbia and Ameriprise proposed that the Trusts continue, in substance, the then existing advisory agreement governing portfolio management, and the administration services agreement governing certain administration and clerical services. They proposed no material changes to these agreements, no change in services and no changes in fee levels, only those changes necessary to effect the change of ownership. The Board of Trustees approved the new advisory agreements, and on May 27, 2010, shareholders voted to approve them too. The investment management team responsible for the Funds remained with CWAM following the Ameriprise acquisition.

The Investment Company Act of 1940 ("1940 Act") effectively bars an increase in management fees for two years following a change in ownership of a fund's advisor (other than for bona fide additional investment advisory services); the purpose of this prohibition is to preclude management from financing the purchase through increased advisory fees. Ameriprise has represented to the Board that it intends to comply with these restrictions, and does not seek increased management fees at this time. Rather, Ameriprise seeks only to renew the advisory and related agreements on their existing terms.

Requirements of the Order

The Order applies to any successor to substantially all the assets of CMDI and CMA. Thus, it applies to CMIA and CMID as successors to CMA and CMDI. Under the Order, a fee evaluation must precede the execution of new or the extension of existing advisory and administration services agreements. The existing agreements continue in effect until July 31, 2011.

In conformity with the terms of the Order and past evaluations, this Evaluation addresses only the advisory and administration contracts, and does not extend to the Funds' underwriting and transfer agency agreements.

According to the Order, the Senior Officer's evaluation must consider a number of factors. These factors parallel the standard set forth in the Gartenberg case. They are following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administration fee contracts with CWAM in conformity with the requirements of the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel. The Board has asked that I prepare this Evaluation.

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Wanger Select 2011 Semiannual Report

Scope of this Evaluation

This Evaluation is qualified in two respects. First, assessing such factors as cost of service, profitability, projected economies of scale, and expected quality of service, involves, at present, a significant element of uncertainty. Ameriprise and Columbia hope to effect cost savings by virtue of the increased scale of their operations. The integration of the two organizations is not, however, complete at this time, so the anticipated benefits are impossible to quantify now and hence cannot effectively be weighed in assessing the reasonableness of the proposed management fee. Profitability data is, to some extent, based on pro forma financial statements. At the same time, Ameriprise and Columbia have assured the Board that the Funds will not suffer diminished services as a result of the combination, nor do they propose to change the fee levels set forth in the existing advisory and administration services agreements. The upshot is that the Fund shareholders will, if the advisory agreements are renewed and asset levels do not decrease, pay no more than they do now, but it is too early to determine whether the change in ownership will result in material changes in the calculus of assessing the fairness of the management fee. Of necessity this must be left to future evaluations.

A second consideration concerns the new funds recently approved by the Board of Trustees. Earlier this year, CWAM and Ameriprise proposed two new Acorn funds: Columbia Acorn Emerging Markets Fund ("Acorn Emerging Markets"), and Columbia Acorn European Fund ("Acorn European"). I issued a fee evaluation in February 2011 addressing the management fees proposed for those new funds. In March 2011, the Board approved amendments to the advisory and other agreements necessary to launch the new funds. They have not yet, however, been offered. Consequently, there is nothing to add here to the evaluation done in February, so this Evaluation does not address those funds.

Process and Independence

The objectives of the Order are to ensure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from Ameriprise and Columbia a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Trustees, acting through their Contract Committee evaluated this information thoroughly, and met often to discuss it. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and prepared in conformity with the methodologies employed by those organizations. Counsel for the Funds and the Independent Trustees considered, as did I, the terms and conditions of the proposed contracts.

My evaluation of the advisory contracts was shaped, as it has been in the past, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, Ameriprise or its affiliates. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, Columbia agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees could not be increased before November 30, 2009, and, in fact, have not been increased since. As a result of the Ameriprise acquisition, the Investment Company Act precludes any increases in management fees before May 2012 (other than for bona fide additional investment advisory services). Therefore, CWAM and Ameriprise propose the continuation of the contracts and management fees as they now exist; no increases in these fees are sought, and no reductions offered.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

A.  Fund Performance

The Domestic Funds: The Acorn Fund has achieved good performance over the past five years, and excellent results over longer periods. Acorn Select and Wanger Select have enjoyed better than average investment returns over the past five years, but have suffered reversals in more recent periods. Both funds expose investors to greater relative risk than the other domestic Funds. Acorn USA and its parallel, Wanger USA are the weakest performers, falling behind their benchmark and peer medians over one and five years. Thermostat is unique and therefore difficult to assess, but has outperformed its benchmark and now enjoys strong rankings from Morningstar.

The International Funds: The international Funds have delivered excellent results over the past five years, and done so while exposing investors to less risk than competing funds. They have also outperformed their benchmarks during this period, but recent results have been more restrained. The international Funds enjoy positive "alpha," confirming the value of their portfolio managers.

B.  Management Fees Relative to Peers

There is significant variance in management fee rankings across the Funds. Acorn International is the only fund that was ranked in the top quartile by both Morningstar and Lipper. The other Acorn funds tend to fall around the medians identified by one or the other service. The WAT funds are uniformly more expensive than their peers.

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Wanger Select 2011 Semiannual Report

C.  Management Fees Relative to Institutional Account and Other Mutual Fund Accounts

CWAM's focus is on its mutual funds. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn funds. One such institutional account is significant in size and has been under CWAM's management for over 33 years. Furthermore, CWAM performs sub-advisory services for mutual funds managed by Ameriprise affiliates, CWAM's parent organization, at rates that are lower than those paid by the parallel Acorn funds, though sub-advisory services usually differ from those necessary for the full support of a mutual fund.

D.  Administrative Services

The Acorn and WAT funds' administrative fees are within the range of fees charged by competitors, but these rankings suffer from a lack of uniformity in the scope of services encompassed by the fee. CWAM provides excellent administrative support for all the Funds.

E.  Costs and Benefits to CWAM and its Affiliates

CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organization, however, are significant and have varied considerably over the years. CWAM's affiliates report operating losses and although the allocations leading to these losses may bear closer scrutiny, Ameriprise affiliates do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Funds. CWAM continues, however, to enjoy substantial benefits from the use of "soft dollar" payments for research.

F.  Profitability

CWAM's profit margins may be in the upper range of its competitors, but peer profitability is difficult to assess given differences in products, operations and other factors. Furthermore, there is limited public information available with regard to the profitability of investment advisers.

G.  Economies of Scale

Economies of scale do exist at CWAM, and the Board has instituted breakpoints that reduce fess as assets increase. Though asset levels have recovered from recent lows, sustained asset growth will be required to trigger additional fee reductions under the current schedule.

H.  Nature and Quality of Service

This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn and WAT funds. Several areas merit comment: (1) CWAM has maintained its investment management capacity and an experienced staff; and (2) CWAM has a reasonably designed compliance program that protects shareholders.

I.  Process

In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. The Board's Contract Committee has sought and obtained extensive data bearing on the reasonableness of the management fees proposed by CWAM. The Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendation

According to Morningstar, Acorn USA and Wanger USA have delivered performance below peer medians for the past one and five years, while imposing management fees that exceed them. Management has fashioned various initiatives to improve performance, and the Trustees should continue to monitor both Funds closely to assess the impact of those initiatives.

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Wanger Select 2011 Semiannual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("CWAM") under which CWAM manages the Wanger Funds (the "Funds"). More than 75% of the trustees of the Trust (the "Trustees") are comprised of persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the Board (the "Committee"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM's portfolio managers and receives monthly reports from CWAM on the performance of the Funds.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and Ameriprise Financial, Inc. ("Ameriprise"), in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on five separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from CWAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Funds and presented its findings to the Board and the Committee throughout the year. The Compliance Committee also provided information to the Committee with respect to relevant matters.

The Trustees reviewed the Advisory Agreement, as well as certain information obtained through CWAM's, Columbia Management's and Ameriprise's responses to independent legal counsel's questionnaires. In addition, the Trustees reviewed the Management Fee Evaluation dated May 2011 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among former affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of each Fund and of independently selected peer groups of funds and of the Funds' performance benchmarks over various time periods, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to CWAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The Trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategy, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Funds' brokerage, and the use of "soft" commission dollars to pay for research products and services, and (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 8, 2011, upon recommendations of the Committee, the Board of Trustees unanimously approved the continuation of the Advisory Agreement.

In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Funds under the Advisory Agreement, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. The Trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund under the Advisory Agreement were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. In addition, they took note of the quality of CWAM's compliance record.

Performance of the Funds. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Funds over various time periods, including over the one-, three- and five-year periods ending December 31, 2010. The Trustees also considered peer performance rankings based on a rolling five-year period.

The Trustees noted that the international Funds have delivered excellent results over the past five years, and have done so while exposing investors to less risk than competing funds, according to Morningstar. They considered that the domestic Funds have had mixed results. Wanger Select had better than average results measured against its peers over the five-year period but underperformed over the one- and three-year periods ending December 31, 2010. Wanger Select outperformed its benchmark for the five-year period but underperformed over the three-year period and equaled its benchmark for the one-year period ending December 31, 2010. Wanger USA outperformed its peer group medians over the three-year period but underperformed its peer group medians over the one- and five-year periods ending December 31, 2010 and also underperformed its benchmark over the same one-, three- and five-year periods. The Trustees noted that the Investment Performance Analysis Committee of the Board concluded that Fund performance was generally satisfactory, except that Wanger USA's performance had slipped below the Lipper and Morningstar medians during the past year. The Trustees considered that CWAM had taken and was taking a number of corrective steps with respect to Wanger USA's underperformance and that the Investment Performance Analysis Committee of the Board was monitoring the Fund's performance.

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Wanger Select 2011 Semiannual Report

Board Approval of the Advisory Agreement

The Trustees concluded that, although past performance is not necessarily indicative of future results, the strong overall longer-term performance record of the Funds was an important factor in their evaluation of the quality of services provided by CWAM under the Advisory Agreement for each Fund.

Costs of Services and Profits Realized by CWAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of each Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees reviewed data from Lipper and Morningstar and noted that all Funds other than Wanger International Select had lower total net operating expenses than their respective Lipper peer group medians and only Wanger USA had total net operating expenses above its Morningstar peer group median. As noted in the Fee Evaluation, the actual advisory fees paid by Wanger Select and Wanger USA were higher than the median advisory fee of the Funds' Morningstar peer groups and the actual advisory fee paid by each Fund was higher than the median advisory fee of each Fund's Lipper peer group. The Trustees reviewed the observations in the Fee Evaluation and noted that the Funds are assessed by Morningstar and Lipper in relation to peers selected only from the variable annuity universe.

The Trustees also considered that Ameriprise represented and agreed that advisory fees would not be raised for the two years following the close of its acquisition of CWAM (May 1, 2010) pursuant to Section 15(f) of the 1940 Act.

The Trustees also reviewed the advisory fee rates charged by CWAM for managing other investment companies (including the Columbia Acorn Funds), sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. The Trustees noted that the Funds' advisory fees were generally comparable to the Columbia Acorn Funds' advisory fees at the same asset levels. The Trustees also examined CWAM's institutional separate account fees for various investment strategies; in some cases those fees were higher than the advisory fees charged to the Funds, and in a few instances the fees were lower. The Trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its non-fund clients.

The Trustees concluded that the rates of advisory fees payable to CWAM were reasonable in relation to the nature and quality of the services to be provided. The Trustees also concluded that the Funds' overall expense ratios were reasonable, considering the quality of the services provided by CWAM and its affiliates and the investment performance of the Funds.

The Trustees reviewed the analysis of the historic profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in their relationships with each Fund. The Committee and Trustees met on several occasions with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and fund-by-fund basis. The Trustees also considered the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper and Strategic Insight, which compared CWAM's profitability to other similar investment advisers in the mutual fund industry. The Trustees concluded that CWAM's and its affiliates' profits were within a reasonable range of those of competitors with similar business models. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which CWAM realizes economies of scale in connection with an increase in Fund assets. The Trustees also discussed the potential for Fund sales growth. The Trustees noted that the advisory fee schedule for each Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of each Fund was reflective of a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The Trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that the Funds' transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Funds for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc. ("CMID"), serves as the Funds' distributor under a distribution agreement and receives no fees for its services. In addition, Columbia Management provides sub-administration services to the Funds. The Committee received information regarding the profitability of each Fund agreement with CWAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Funds and CWAM may potentially benefit from their relationship with each other. For example, the Trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of CWAM. The Committee reviewed CWAM's annual "soft dollar" report and met with representatives from CWAM to review CWAM's soft dollar spending. The Committee also considered that the Compliance Committee of the Board regularly reviewed third-party prepared reports that evaluated the quality of CWAM's execution of the Funds' portfolio transactions. The Trustees determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Advisory Agreement was in the best interest of each Fund. On June 8, 2011, the Trustees approved continuation of the Advisory Agreement through July 31, 2012.

24

Wanger Select 2011 Semiannual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
Allan B. Muchin
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

P. Zachary Egan
Vice President

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and
General Counsel

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 days after each month-end.

25

Columbia Wanger Funds

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1452 C (8/11) 122622

Wanger USA

2011 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger USA

  2011 Semiannual Report

2	Understanding Your Expenses

3	Shale Gas Returns, Transforming the Energy Outlook

6	Performance Review

8	Statement of Investments

16	Statement of Assets and Liabilities

16	Statement of Operations

17	Statement of Changes in Net Assets

18	Financial Highlights

19	Notes to Financial Statements

22	Management Fee Evaluation of the Senior Officer

26	Board Approval of the Advisory Agreement

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of June 30, 2011, CWAM managed $35.8 billion in assets, and is the investment adviser to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser or insurance company or contact 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies and qualified pension or retirement plans.

The views expressed in "Shale Gas Returns, Transforming the Energy Outlook" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger USA 2011 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity product. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2011 – June 30, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger USA	1,000.00	1,000.00	1,111.10	1,019.98	5.08	4.86	0.97

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment adviser not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

2

Wanger USA 2011 Semiannual Report

Shale Gas Returns, Transforming the Energy Outlook

Just five to seven years ago, it was widely believed that North American natural gas resources were being rapidly depleted. Today, the outlook appears to be very much improved thanks to the ingenuity of a few individuals and a process that should provide natural gas for decades to come.

In 1825, some 34 years before Colonel Edwin Drake1 drilled the first oil well in Titusville, Pennsylvania, William Aaron Hart drilled the first natural gas well, in shale located in Fredonia, New York. By August of that year, five structures in the village were illuminated by natural gas and by November there were 36 gas lights in the village. In 1857, Preston Barmore, the superintendent of the Fredonia Natural Gas Co., was not satisfied with the production from a 122 foot well so he exploded crevices of rock in the well, increasing the supply of gas. Within a few years, the village had 150 gas lights.2

Plenty of natural gas was subsequently found in sandstone formations under impermeable rock, in similar formations as oil, or accompanied by oil. Extracting this natural gas was less costly than drilling for gas in shale, so shale exploration all but ended. Millions of miles of gas pipelines were built, and demand for natural gas grew.3 U.S.-marketed production rose to 1 trillion cubic feet (TCF) of natural gas by 1923, and has ranged from 16.9 to 22.6 TCF since 1973.4 Natural gas is used for heating and manufacturing, and is a feedstock for fertilizers, plastics and chemicals.

Recent Natural Gas Shortages

In 2004, Julian Darley wrote High Noon for Natural Gas, The New Energy Crisis. He reviewed Hubbert's Peak, a theory named after the geologist who researched oil finding and production curves and then correctly predicted that U.S. oil production would peak around 1970. Darley applied Hubbert's Peak to natural gas data and concluded that North American gas production had also peaked and was likely to plunge.

Darley wrote, "The United States and Canada are entering a natural gas crisis ...North American supply is simply no longer able to meet desired consumption."5 He added, "...the worst immediate problem confronting the United States (and Canada) is not oil, but natural gas. It is a natural gas shortage that could seriously interrupt the U.S. economy..."6 Darley noted that the U.S. Energy Information Administration (EIA) made enormous upward revisions for production of natural gas from shale, tight sands and coal beds, but he believed such gains would fail to occur. Instead, importing of liquefied natural gas (LNG) would have to be an interim solution. But LNG, Darley stated, had safety and security risks. Geopolitically, relying on imported LNG would also be problematic, as Russia and Iran had the largest reserves of natural gas.

Darley believed that the 300-plus new natural gas-fired electric generating stations, built between 1980 and 2003 at a cost of $100 billion, were huge mistakes. The power companies had apparently reviewed a 1999 National Petroleum Council report that stated North American natural gas supplies would grow. Darley labeled that report as an "example of the kind of cornucopian delusion that characterizes many in government and most in industry, who believe in nothing but economics and the miracle of capitalism with its unlimited ability to find substitutes for everything."7

Darley thought that with worldwide Peak Oil imminent and North American natural gas production plunging, energy was to become scarce, and the industrial revolution would unwind. He advocated that people should be able to obtain their daily needs within walking distance from where they lived. His long-term solution was to depopulate the earth, such that mankind no longer mined the planet and consumed only the energy that the sun regularly provides. At one child per woman, the population of the earth would be back to one billion in about one hundred years.

Domestic natural gas production fell between 2001 and 2005 and prices increased between 2002 and 2008.8 Most major oil companies and analysts agreed that natural gas production in North America was peaking, and that the U.S. would need substantial imports of LNG. I remember going to an energy conference in early 2006 where this view was widespread. Darley's nightmare scenario seemed to be coming true.

Back in the Gas Fields

George Mitchell has been called the Father of the Barnett Natural Gas Field, located in and around Fort Worth, Texas. Over an 18-year period beginning in 1981, his company, Mitchell Energy and Development, experimented with fracturing gas-bearing shale that is located between 6,000 and 14,000 feet below the surface. Geologists knew that shale had lots of pores and the ability to store natural gas, but since pores in shale are rarely interconnected, gas flows poorly through shale. Initial attempts to extract this gas were costly, and production was not economical. Eventually, the company developed a "light sand frac" method that was effective and used less fluid. The combination of reduced costs and rising natural gas prices made such drilling profitable. Mitchell drilled many wells at the Barnett field, producing far more natural gas than most people expected.9

Mitchell needed more funding and sold his company to Devon Energy, a larger, independent producer. Devon had expertise in an additional technology, horizontal drilling, which tilted drill holes at angles or sideways once they hit pay dirt. More gas-bearing shale was consequently exposed to the well. With this added technology, the company drilled 55 wells in the Barnett field in 2003 and the shale gas boom began.10 Some 13,500 gas wells have been drilled in the Barnett field since 199711 and the Barnett field accounted for 6% of total natural gas production in the United States in 2010.12

Drilling at other shale gas formations has also jumped. U.S. shale gas production increased

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Wanger USA 2011 Semiannual Report

12-fold in the last decade and currently accounts for about 25% of U.S. natural gas production.13 With greater production, natural gas wellhead prices halved from 2008 to 2010. In its yearly forecast in 2010, the EIA doubled its estimate of U.S. shale gas production for 2035 and predicts shale gas production will hit 46% of U.S. consumption that year.14 Imports will drop from 11% of natural gas consumption in 2009 to 1%.15 With "economics and the miracle of capitalism"16 we won't need to revert to Darley's dark ages any time soon. The EIA also believes shale gas totaling at least six-times U.S. reserves is recoverable in at least 32 other countries.17

Energy Mix

In 2009, Robert Hefner published The Grand Energy Transition. The book provides perspectives on past and future sources and uses of energy. Hefner believes that energy usage naturally transitions from solids (wood and coal) to liquids (oil) and then to gasses (natural gas, wind and hopefully nuclear fusion). He sees newer fuels as superior to older ones, with each new fuel facilitating new technologies, improvements in the environment and higher living standards.

The transition to coal from wood powered the industrial revolution and allowed millions of acres of forests to regrow. Coal then fell from 80% of the world energy market in 1900 to about 28% currently. Oil ascended to 48% of the world's energy by 1973, displacing much dirty coal and revolutionizing transportation via the introduction of automobiles and airplanes. Oil subsequently dropped to about 36% of world energy consumption. Natural gas has risen from 10% of the world's energy in 1950 to 24% currently.18

Believing in global warming, Hefner notes that the transition from wood to coal to oil to natural gas slashed carbon content and increased hydrogen content of fuels with each transition. Since burning carbon creates carbon dioxide (CO2), the primary greenhouse gas, and burning hydrogen creates water, the natural transitions from solids to liquids to gasses slow global warming. Burning natural gas creates 44% less CO2 than burning coal and 29% less than burning oil. Burning natural gas also emits about 80% less nitrogen oxides, over 90% lower particulates and over 99% less sulfur dioxide than coal or oil.19

Under an earlier belief that the U.S. was running out of natural gas, the Natural Gas Policy Act (NPGA) and the Fuel Use Act were passed in 1978. The NGPA immediately deregulated prices for gas produced from deep wells and phased out other price controls.20 The Fuel Use Act mandated the phase out of natural gas for electric generation and restricted its industrial uses. Prices for deep gas jumped, but so did drilling. Production grew, and with demand depressed by the Fuel Use Act, prices then collapsed. There was an excess supply of natural gas, known as the "gas bubble," until the year 2000.

Hefner believes the 1978 laws slowed the natural transition from coal and oil to natural gas. As a result of the Fuel Use Act, some 100,000 megawatts of coal-fired electric generating capacity was built in the United States through 1989 that has emitted 15 billion metric tons of CO2 into the atmosphere.21 Hefner believes that the construction of the coal burning plants, not the natural gas burning plants, was the big mistake.

Hefner subscribes to Peak Oil occurring soon, but sees many decades of abundant and relatively cheap natural gas. Hence, he predicts the grand energy transition to natural gas will continue, and he believes natural gas will be a bridge fuel to renewable energy and possibly nuclear fusion. Natural gas complements wind energy quite well, as gas-burning electric plants can quickly power up when the wind slows.

Some 12 million vehicles worldwide are powered by natural gas. Of that number, there are estimated to be 110,000 natural gas-powered vehicles in the United States,22 including thousands of trucks serving the ports of Long Beach and Los Angeles,23 more than 11,000 buses24 and approximately 12,000 Honda Civic GX cars.25 These vehicles burn natural gas currently priced at one-third of the energy equivalent price of oil. Hefner believes that half the autos in the United States should be powered by natural gas, and the dirtiest, coal-burning electric plants should be replaced by natural gas plants. Yearly gas consumption would rise by 13 TCF, but could be met by increased shale gas production.26

Investment Implications

We believe that innovations in producing gas from shale have indeed transformed the U.S. energy outlook. We profitably invested in some of the pioneers of shale gas though, with the current glut of natural gas, the stocks now look less attractive. Supplies of gas may remain high in the short term as some unprofitable drilling persists in order to keep lease rights. Over time, the low prices will likely result in reduced drilling and more constrained supplies. When this happens, natural gas prices should rise to a level where drilling and production are moderately profitable. We continue to look for suppliers and service companies participating in shale gas production. Some shale oil fields are now being developed, including the Bakken field in North Dakota and Canada and the Eagle Ford field in Texas. At this point, we don't think there will be enough shale oil production to revolutionize the oil market, but we do believe we have found some attractive stocks participating in those developments.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

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Wanger USA 2011 Semiannual Report

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Columbia Wanger Funds Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Colonel Edwin Drake was an American oil driller, credited with being the first to drill for oil in the United States.

2  Lash, Eileen and Gary, "The Early History of Natural Gas, Kicking Down the Well," The SUNY Fredonia Shale Research Institute, June 3, 2011, http://www.fredonia.edu/shaleinstitute/history.asp.

3  U.S. Energy Information Administration (EIA), http://www.eia.gov/pub/oil_gas/natural_gas/analysis_publications/ngpipeline/index.html.

4  EIA data, including imports primarily from Canada, states the U.S. has been using about 23 trillion cubic feet (TCF) of gas a year, including about 6.6 TCF for industrial purposes. www.eia.gov.

5  Darley, Julian, High Noon for Natural Gas, The New Energy Crisis, (White River Junction, Vermont, Chelsea Green Publishing Company 2004) p. 13.

6  Ibid., p. 2.

7  Ibid., p. 79-80.

8  According to EIA data, domestic natural gas production fell from 20.6 TCF in 2001 to 18.9 TCF in 2005. Average annual wellhead prices rose from $3 to $5 in 2002-2003 to $6 to $8 from 2006-2008. www.eia.gov.

9  Airhart, Marc, "The Father of the Barnett Natural Gas Field," http://geology.com/research/barnett-shale-father.html.

10  Yergin, Daniel, "Stepping on the Gas," Wall Street Journal, April 2, 2011.

11  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

12  U.S. Department of Energy, Office of Fossil Energy and National Energy Technology Laboratory, "Modern Shale Gas, Development in the United States: A Primer," April 2009, p. ES-1, http://fossil.energy.gov/programs/oilgas/publications/naturalgas_general/Shale_Gas_Primer_2009.pdf

13  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

14  Lomax, Simon, "Shale-Gas Output May Double by 2035, Reducing Energy Imports, U.S. Says," Bloomberg, December 16, 2010, http://www.bloomberg.com/news/2010-12-16/natural-gas-production-from-shale-may-double-by-35-u-s-agency-forecasts.html.

15  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

16  Darley, Julian, op. cit., p. 79-80.

17  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

18  Hefner III, Robert A., "The Grand Energy Transition," (Hoboken, New Jersey, John Wiley & Sons, Inc. 2009) p. 27.

19  U.S. Department of Energy, Office of Fossil Energy and National Energy Technology Laboratory, "Modern Shale Gas, Development in the United States: A Primer," April 2009, p. 5, http://fossil.energy.gov/programs/oilgas/publications/naturalgas_general/Shale_Gas_Primer_2009.pdf

20  Hefner III, Robert A., op. cit., p. 120-121. Having been an independent explorer for natural gas, Hefner was well aware that gas existed in locations independently of oil. (He has been called the "Father of Deep Natural Gas" as his company drilled very deep wells finding only natural gas at very high pressure.) In the 1970s when geologists for major oil companies testified to Congress that the U.S. was running out of natural gas, Hefner dissented, believing that the shortage was caused by price controls in place since 1954. Price controls cause shortages of valuable commodities by boosting demand and restraining supplies.

21  Ibid., p. 122.

22  Natural Gas Vehicles of America, http://www.ngvc.org/mktplace/index.html. Accessed July 20, 2011.

23  Hefner III, Robert A., op. cit., p. 201.

24  Natural Gas Vehicles of America, http://www.ngvc.org/mktplace/index.html. Accessed July 20, 2011.

25  Oberman, Mira, "The Greenest Car You've (Likely) Never Heard Of," Agence France-Presse, April 11, 2011.

26  Hefner III, Robert A., op. cit., p. 203.

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Wanger USA 2011 Semiannual Report

Performance Review Wanger USA

Robert A. Mohn
Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for performance updates for the most recent month-end.

Wanger USA gained 11.11% for the half year ended June 30, 2011, strongly outperforming its primary benchmark, the Russell 2000 Index, which was up 6.21%.

Winners for the half year came from a variety of sectors. IPG Photonics, a fiber laser manufacturer, dominates its market niche and nearly doubled sales versus the prior year. Its stock was up 130% for the first six-months of 2011. Active apparel retailer lululemon athletica also had strong revenue growth on ever-increasing awareness of the brand in the United States. Its stock was up 63% for the half year. Polycom, a provider of video conferencing equipment, finished the period with a 65% return. The company's business benefited from increased corporate adoption of video conferencing as well as recent stumbles by a close competitor.

Diamond Foods, a provider of nuts and snack foods, announced an agreement to purchase the Pringles brand from Procter & Gamble, a move that will transform Diamond into the second largest snack company in the world, behind Pepsi. The stock rose on the news and was up 44% for the half year.

On the downside, two names in the optical network equipment business fell due to revenue shortfalls. Finisar, a provider of optical sub-systems and components, was a big winner for the Fund last year but orders have slowed in 2011, leaving Finisar customers with excess inventory. Its stock was off 39% for the six months. Ixia sells telecom test equipment for optical networks and also suffered from a drop in orders. The company's stock fell 24% for the half year.

Other laggards included Gaylord Entertainment, an owner of convention hotels. Gaylord's performance was hurt by a drop in the occupancy rate at its Washington DC hotel, which sent the stock down 17% for the half year. Women's specialty retailer Talbots was down 61% on declining sales. Micromet, a next-generation antibody technology firm, fell 30%. TriQuint Semiconductor, a manufacturer of radio frequency semiconductors for mobile phones and other wireless devices, disappointed as some handset manufacturers deferred new product launches, sending the company's stock down 15% for the half year.

These days, many investors are obsessing over a seeming epidemic of ominous macroeconomic troubles and their potential solutions. Scary stuff like national debt crises, Mediterranean defaults, stubbornly high unemployment, and double-dipping housing prices dominate the news. But we believe that these issues are not as relevant to our philosophy of investing. We don't subscribe to the current fetish of investing based on macroeconomic factors (commonly referred to as "risk-on, risk-off" trading). Even in volatile, uncertain times like today, plenty of individual smaller cap companies are growing faster than their peers and possess bright long-term prospects. We spend our time and effort seeking out these kinds of businesses for your Fund. We'll leave the macro-dancing to the other guys.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/11

lululemon athletica	3.3%
IPG Photonics	3.1
Polycom	1.5
Gaylord Entertainment	1.4
Diamond Foods	1.0
Finisar	0.5
Micromet	0.3
TriQuint Semiconductor	0.2
Ixia	0.2
Talbots	0.1

6

Wanger USA 2011 Semiannual Report

Growth of a $10,000 Investment in Wanger USA

May 3, 1995 (inception date) through June 30, 2011

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger USA on May 3, 1995 (the date the Fund began operations) through June 30, 2011, to the Russell 2000 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/11

1. Informatica Enterprise Data Integration Software	3.3%
2. lululemon athletica Premium Active Apparel Retailer	3.3
3. IPG Photonics Fiber Lasers	3.1
4. FMC Technologies Oil & Gas Wellhead Manufacturer	3.0
5. Ametek Aerospace/Industrial Instruments	3.0
6. Nordson Dispensing Systems for Adhesives & Coatings	2.8
7. Atwood Oceanics Offshore Drilling Contractor	2.2
8. Mettler Toledo Laboratory Equipment	2.2
9. Micros Systems Information Systems for Hotels, Restaurants & Retailers	2.2
10. tw telecom Fiber Optic Telephone/Data Services	2.1

Top 5 Sectors

As a percentage of net assets, as of 6/30/11

Information	33.0%
Consumer Goods & Services	17.7
Industrial Goods & Services	14.3
Finance	11.1
Energy & Minerals	9.5

Results as of June 30, 2011

	2nd quarter	Year to date	1 year	5 years	10 years
Wanger USA	2.38%	11.11%	46.11%	5.56%	7.31%
Russell 2000 Index*	-1.61	6.21	37.41	4.08	6.27
Lipper Small-Cap Growth Funds Variable Underlying Index	0.28	10.07	43.38	5.58	5.71

NAV as of 6/30/11: $34.31

* The Fund's primary benchmark.

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 0.97%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Lipper Small-Cap Growth Funds Variable Underlying Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Small-Cap Growth Funds Variable Underlying Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

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Wanger USA 2011 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value
	Equities – 99.6%
	Information – 33.0%
	Business Software – 9.7%
533,000	Informatica (a) Enterprise Data Integration Software	$31,143,190
413,000	Micros Systems (a) Information Systems for Hotels, Restaurants & Retailers	20,530,230
221,000	ANSYS (a) Simulation Software for Engineers & Designers	12,082,070
106,000	Concur Technologies (a) Web Enabled Cost & Expense Management Software	5,307,420
170,000	Blackbaud Software & Services for Non-profits	4,712,400
132,000	Ariba (a) Cost Management Software	4,550,040
35,000	Quality Systems IT Systems for Medical Groups & Ambulatory Care Centers	3,055,500
163,000	SPS Commerce (a) Supply Chain Management Software Delivered via the Web	2,899,770
59,000	Blackboard (a) Education Software	2,560,010
64,000	NetSuite (a) End to End IT Systems Solutions Delivered Over the Web	2,508,800
64,000	Advent Software (a) Asset Management & Trading Systems	1,802,880
		91,152,310
	Instrumentation – 5.3%
394,000	IPG Photonics (a) Fiber Lasers	28,647,740
122,000	Mettler Toledo (a) Laboratory Equipment	20,577,740
		49,225,480
	Semiconductors & Related Equipment – 4.7%
1,111,000	Atmel (a) Microcontrollers, Radio Frequency & Memory Semiconductors	15,631,770
488,000	Microsemi (a) Analog/Mixed-signal Semiconductors	10,004,000
520,000	ON Semiconductor (a) Mixed-signal & Power Management Semiconductors	5,444,400
445,000	Entegris (a) Semiconductor Materials Management Products	4,503,400
226,000	Monolithic Power Systems (a) High Performance Analog & Mixed-signal Integrated Circuits (ICs)	3,484,920

Number of Shares		Value
203,000	TriQuint Semiconductor (a) Radio Frequency Semiconductors	$2,068,570
205,000	Pericom Semiconductor (a) Interface Integrated Circuits (ICs) & Frequency Control Products	1,832,700
157,000	Applied Micro Circuits (a) Communications Semiconductors	1,391,020
		44,360,780
	Telephone and Data Services – 3.4%
970,000	tw telecom (a) Fiber Optic Telephone/Data Services	19,914,100
89,200	AboveNet Metropolitan Fiber Communications Services	6,285,032
1,120,000	PAETEC Holding (a) Telephone/Data Services for Business	5,364,800
		31,563,932
	Computer Hardware & Related Equipment – 2.7%
358,000	II-VI (a) Laser Optics & Specialty Materials	9,164,800
106,000	Amphenol Electronic Connectors	5,722,940
110,000	Netgear (a) Networking Products for Small Business & Home	4,809,200
100,000	Zebra Technologies (a) Bar Code Printers	4,217,000
48,000	Nice Systems – ADR (Israel) (a) Audio & Video Recording Solutions	1,745,280
		25,659,220
	Telecommunications Equipment – 2.2%
214,000	Polycom (a) Video Conferencing Equipment	13,760,200
237,800	Finisar (a) Optical Sub-systems & Components	4,287,534
133,000	Ixia (a) Telecom Network Test Equipment	1,702,400
135,000	Infinera (a) Optical Networking Equipment	932,850
		20,682,984

See accompanying notes to financial statements.
8

Wanger USA 2011 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value
	Computer Services – 1.4%
333,000	ExlService Holdings (a) BPO (Business Process Outsourcing)	$7,692,300
450,000	RCM Technologies (a) Technology & Engineering Services	2,407,500
375,500	Hackett Group (a) IT Integration & Best Practice Research	1,911,295
92,000	Acxiom (a) Database Marketing Services	1,206,120
		13,217,215
	Gaming Equipment & Services – 1.3%
264,000	Bally Technologies (a) Slot Machines & Software	10,739,520
42,000	WMS Industries (a) Slot Machine Provider	1,290,240
		12,029,760
	Contract Manufacturing – 0.7%
135,000	Plexus (a) Electronic Manufacturing Services	4,699,350
165,000	Sanmina-SCI (a) Electronic Manufacturing Services	1,704,450
		6,403,800
	Financial Processors – 0.5%
91,000	Global Payments Credit Card Processor	4,641,000
	Mobile Communications – 0.3%
82,000	SBA Communications (a) Communications Towers	3,131,580
	Business Information & Marketing Services – 0.3%
291,200	Navigant Consulting (a) Financial Consulting Firm	3,054,688
	Internet Related – 0.3%
575,000	TheStreet.com Financial Information Websites	1,765,250
142,363	US Auto Parts Network (a) Auto Part Online Retailer	1,090,500
		2,855,750

Number of Shares		Value
	Radio – 0.1%
333,900	Salem Communications Radio Stations for Religious Programming	$1,198,701
30,900	Spanish Broadcasting System (a) Spanish Language Radio Stations	21,630
		1,220,331
	TV Broadcasting – 0.1%
522,000	Entravision Communications (a) Spanish Language TV & Radio Stations	965,700
	Total Information	310,164,530
	Consumer Goods & Services – 17.7%
	Retail – 7.6%
275,000	lululemon athletica (a) Premium Active Apparel Retailer	30,750,500
256,000	Abercrombie & Fitch Teen Apparel Retailer	17,131,520
129,000	Shutterfly (a) Internet Photo-centric Retailer	7,407,180
476,000	Saks (a) Luxury Department Store Retailer	5,316,920
382,000	Pier 1 Imports (a) Home Furnishing Retailer	4,419,740
264,000	Chico's FAS Women's Specialty Retailer	4,020,720
315,000	Talbots (a)(b) Women's Specialty Retailer	1,052,100
116,229	Gaiam Healthy Living Catalogs & E-Commerce	577,658
6,000	The Fresh Market (a) Specialty Food Retailer	232,080
		70,908,418
	Travel – 3.4%
449,700	Gaylord Entertainment (a) Convention Hotels	13,491,000
659,500	Avis Budget Group (a) Second Largest Car Rental Company	11,270,855
400,000	Hertz (a) Largest U.S. Rental Car Operator	6,352,000
12,000	HomeAway (a) Vacation Rental Online Marketplace	464,400
		31,578,255

See accompanying notes to financial statements.
9

Wanger USA 2011 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value
	Furniture & Textiles – 1.7%
590,000	Knoll Office Furniture	$11,841,300
166,000	Herman Miller Office Furniture	4,518,520
		16,359,820
	Casinos & Gaming – 1.0%
328,000	Pinnacle Entertainment (a) Regional Casino Operator	4,887,200
115,000	Penn National Gaming (a) Regional Casino Operator	4,639,100
		9,526,300
	Apparel – 1.0%
93,500	Warnaco Group (a) Global Branded Apparel Manufacturer	4,885,375
153,945	True Religion Apparel (a) Premium Denim	4,476,721
		9,362,096
	Food & Beverage – 1.0%
117,000	Diamond Foods (b) Snack Foods & Culinary Ingredients	8,931,780
	Consumer Goods Distribution – 0.7%
232,000	Pool Distributor of Swimming Pool Supplies & Equipment	6,915,920
	Other Consumer Services – 0.7%
163,000	Lifetime Fitness (a) Sport & Fitness Club Operator	6,505,330
	Other Durable Goods – 0.3%
85,000	Jarden Branded Household Products	2,933,350
	Leisure Products – 0.3%
83,000	Thor Industries RV & Bus Manufacturer	2,393,720
	Restaurants – 0.0%
17,700	Bravo Brio Restaurant Group (a) Upscale Casual Italian Restaurants	432,411
	Total Consumer Goods & Services	165,847,400

Number of Shares		Value
	Industrial Goods & Services – 14.3%
	Machinery – 11.5%
631,500	Ametek Aerospace/Industrial Instruments	$28,354,350
480,200	Nordson Dispensing Systems for Adhesives & Coatings	26,338,970
290,000	Donaldson Industrial Air Filtration	17,597,200
319,000	Pentair Pumps & Water Treatment	12,874,840
297,300	ESCO Technologies Automatic Electric Meter Readers	10,940,640
128,000	MOOG (a) Motion Control Products for Aerospace, Defense & Industrial Markets	5,570,560
111,000	Oshkosh (a) Specialty Truck Manufacturer	3,212,340
57,000	Kennametal Consumable Cutting Tools	2,405,970
13,078	HEICO FAA Approved Aircraft Replacement Parts	519,981
		107,814,851
	Industrial Materials & Specialty Chemicals – 1.4%
71,000	Albemarle Refinery Catalysts & Other Specialty Chemicals	4,913,200
187,000	Drew Industries RV & Manufactured Home Components	4,622,640
150,000	Albany International Paper Machine Clothing & Advanced Textiles	3,958,500
		13,494,340
	Steel – 0.7%
320,400	GrafTech International (a) Industrial Graphite Materials Producer	6,494,508
	Electrical Components – 0.6%
104,000	Acuity Brands Commercial Lighting Fixtures	5,801,120
	Water – 0.1%
121,000	Mueller Water Products Fire Hydrants, Valves & Ductile Iron Pipes	481,580
	Total Industrial Goods & Services	134,086,399

See accompanying notes to financial statements.
10

Wanger USA 2011 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value
	Finance – 11.1%
	Banks – 5.2%
610,000	Valley National Bancorp New Jersey/New York Bank	$8,302,100
107,000	SVB Financial Group (a) Bank to Venture Capitalists	6,388,970
253,000	Lakeland Financial Indiana Bank	5,631,780
284,000	MB Financial Chicago Bank	5,464,160
368,000	TCF Financial Great Lakes Bank	5,078,400
161,194	Hancock Holding Gulf Coast Bank	4,993,790
271,000	Associated Banc-Corp Midwest Bank	3,766,900
666,200	First Busey Illinois Bank	3,524,198
300,260	Pacific Continental Pacific Northwest Bank	2,747,379
97,700	Sandy Spring Bancorp Baltimore/D.C. Bank	1,757,623
504,451	Guaranty Bancorp (a) Colorado Bank	675,964
119,582	Green Bankshares (a) Tennessee Bank	313,305
		48,644,569
	Finance Companies – 2.5%
138,000	World Acceptance (a) Personal Loans	9,048,660
207,000	McGrath Rentcorp Temporary Space & IT Rentals	5,812,560
151,000	CAI International (a) International Container Leasing	3,119,660
160,000	H&E Equipment Services (a) Heavy Equipment Leasing	2,238,400
71,000	Aaron's Rent to Own	2,006,460
30,000	Textainer Group Holdings Top International Container Leasor	922,200
		23,147,940

Number of Shares		Value
	Brokerage & Money Management – 1.3%
206,000	SEI Investments Mutual Fund Administration & Investment Management	$4,637,060
444,000	MF Global (a) Futures Broker	3,436,560
85,000	Eaton Vance Specialty Mutual Funds	2,569,550
90,900	Investment Technology Group (a) Electronic Trading	1,274,418
		11,917,588
	Insurance – 1.1%
200,000	Leucadia National Insurance Holding Company	6,820,000
19,000	Enstar Group (a) Insurance/Reinsurance & Related Services	1,985,310
69,000	Tower Group Commercial & Personal Lines Insurance	1,643,580
		10,448,890
	Savings & Loans – 1.0%
447,000	ViewPoint Financial Texas Thrift	6,168,600
142,000	Berkshire Hills Bancorp Northeast Thrift	3,179,380
52,011	Kaiser Federal Financial Group Los Angeles Savings & Loan	640,776
		9,988,756
	Total Finance	104,147,743
	Energy & Minerals – 9.5%
	Oil Services – 6.1%
638,000	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	28,576,020
474,100	Atwood Oceanics (a) Offshore Drilling Contractor	20,922,033
95,000	Bristow Largest Provider of Helicopter Services to Offshore Oil & Gas Producers	4,846,900
116,000	Hornbeck Offshore (a) Supply Vessel Operator in U.S. Gulf of Mexico	3,190,000
		57,534,953

See accompanying notes to financial statements.
11

Wanger USA 2011 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value
	Oil & Gas Producers – 2.6%
92,000	SM Energy Oil & Gas Producer	$6,760,160
81,000	Rosetta Resources (a) Oil & Gas Producer Exploring in South Texas & Montana	4,174,740
215,000	Houston American Energy (b) Oil & Gas Exploration & Production in Colombia	3,897,950
145,000	Northern Oil & Gas (a)(b) Small E&P Company in North Dakota Bakken	3,211,750
83,000	Swift Energy (a) Oil & Gas Exploration & Production Company	3,093,410
174,000	Quicksilver Resources (a) Natural Gas & Coal Steam Gas Producer	2,568,240
19,800	Oasis Petroleum (a) Oil Producer in North Dakota	587,664
		24,293,914
	Mining 0.8%
66,000	Core Laboratories (Netherlands) Oil & Gas Reservoir Consulting	7,361,640
100,000	Augusta Resource (a) U.S. Copper/Molybdenum Mine	463,000
		7,824,640
	Total Energy & Minerals	89,653,507
	Health Care – 8.7%
	Biotechnology & Drug Delivery – 4.8%
254,000	BioMarin Pharmaceutical (a) Biotech Focused on Orphan Diseases	6,911,340
318,200	Seattle Genetics (a) Antibody-based Therapies for Cancer	6,529,464
126,000	Onyx Pharmaceuticals (a) Commercial-stage Biotech Focused on Cancer	4,447,800
462,000	Isis Pharmaceuticals (a) Biotech Pioneer in Anti-sense Drugs	4,231,920
104,000	InterMune (a) Drugs for Pulmonary Fibrosis & Hepatitis C	3,728,400
384,000	NPS Pharmaceuticals (a) Orphan Drugs & Healthy Royalties	3,628,800
162,000	Auxilium Pharmaceuticals (a) Biotech Focused on Niche Disease Areas	3,175,200
450,000	Micromet (a) Next-generation Antibody Technology	2,583,000

Number of Shares		Value
455,000	Chelsea Therapeutics (a) Biotech Focused on Rare Diseases	$2,320,500
42,000	United Therapeutics (a) Biotech Focused on Rare Diseases	2,314,200
255,000	Nabi Biopharmaceuticals (a) Biotech Focused on Vaccines	1,371,900
243,000	Idenix Pharmaceuticals (a) Developer of Drugs for Infectious Diseases	1,215,000
128,000	Anthera Pharmaceuticals (a) Biotech Focused on Cardiovascular, Cancer & Immunology	1,045,760
130,000	Savient Pharmaceuticals (a) (b) Biotech Focused on Severe Gout	973,700
242,000	Array Biopharma (a) Drugs for Cancer & Inflammatory Diseases	542,080
738,060	Medicure – Warrants (a) (c) Cardiovascular Biotech Company	22
25,000	Locus Pharmaceuticals, Series A-1, Pfd. (a)(c)(d)	—
12,886	Locus Pharmaceuticals, Series B-1, Pfd. (a)(c)(d) High Throughput Rational Drug Design	—
		45,019,086
	Medical Equipment & Devices – 2.7%
218,000	Alexion Pharmaceuticals (a) Biotech Focused on Orphan Diseases	10,252,540
123,000	Sirona Dental Systems (a) Manufacturer of Dental Equipment	6,531,300
70,000	Gen-Probe (a) Molecular In-vitro Diagnostics	4,840,500
34,000	Idexx Laboratories (a) Diagnostic Equipment & Services for Veterinarians	2,637,040
76,000	Pacific Biosciences of California (a) Genome Sequencing	889,200
		25,150,580
	Medical Supplies – 0.7%
164,600	Cepheid (a) Molecular Diagnostics	5,701,744
29,000	Neogen (a) Food & Animal Safety Products	1,311,090
		7,012,834

See accompanying notes to financial statements.
12

Wanger USA 2011 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value
	Pharmaceuticals – 0.4%
400,000	Akorn (a) Develops, Manufactures & Sells Specialty Generic Drugs	$2,800,000
103,400	Alimera Sciences (a) Ophthalmogy-focused Pharmaceutical Company	842,710
		3,642,710
	Health Care Services – 0.1%
100,000	Health Management Associates (a) Non-urban Hospitals	1,078,000
	Total Health Care	81,903,210
	Other Industries – 5.3%
	Real Estate – 4.4%
503,000	Extra Space Storage Self Storage Facilities	10,728,990
469,600	BioMed Realty Trust Life Science-focused Office Buildings	9,035,104
935,000	Kite Realty Group Community Shopping Centers	4,656,300
102,000	Kilroy Realty West Coast Office & Industrial Properties	4,027,980
100,000	Corporate Office Properties Office Buildings	3,111,000
122,200	Dupont Fabros Technology Technology-focused Office Buildings	3,079,440
264,000	Education Realty Trust Student Housing	2,262,480
119,000	Associated Estates Realty Multi-family Properties	1,933,750
341,000	DCT Industrial Trust Industrial Properties	1,783,430
60,000	Summit Hotel Properties Owner of Select Service Hotels	681,000
		41,299,474
	Transportation – 0.9%
100,500	World Fuel Services Global Fuel Broker	3,610,965
134,487	Rush Enterprises, Class A (a) Truck Sales & Services	2,559,288

Number of Shares or Principal Amount		Value
140,000	Heartland Express Regional Trucker	$2,318,400
		8,488,653
	Total Other Industries	49,788,127
Total Equities (Cost: $535,116,263) – 99.6%		935,590,916
Securities Lending Collateral – 0.5%
4,382,297	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.00%)	4,382,297
Total Securities Lending Collateral (Cost: $4,382,297)		4,382,297
Short-Term Obligation – 0.4%
	Repurchase Agreement – 0.4%
$3,614,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/11, due 7/01/11 at 0.01%, collateralized by a U.S. Government Agency obligation maturing 8/18/17, market value $3,689,478 (repurchase proceeds $3,614,001)	$3,614,000
Total Short-Term Obligation (Cost: $3,614,000)		3,614,000
Total Investments (Cost: $543,112,560) – 100.5% (f)		943,587,213
Obligation to Return Collateral for Securities Loaned – (0.5)%		(4,382,297)
Cash and Other Assets Less Liabilities – (0.0)%		(14,632)
Total Net Assets – 100.0%		$939,190,284

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2011. The total market value of Fund securities on loan at June 30, 2011 was $4,197,156.

See accompanying notes to financial statements.
13

Wanger USA 2011 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2011

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2011, the market value of these securities amounted to $22 which represented less than 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Medicure – Warrants	12/22/06	738,060	$—	$22
Locus Pharmaceuticals, Series A-1, Pfd.	9/05/01	25,000	1,000,000	—
Locus Pharmaceuticals, Series B-1, Pfd.	2/08/07	12,886	37,369	—
			$1,037,369	$22

(d)  Security has no value.

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At June 30, 2011, for federal income tax purposes, the cost of investments was $543,112,560 and net unrealized appreciation was $400,474,653 consisting of gross unrealized appreciation of $440,334,953 and gross unrealized depreciation of $39,860,300.

  ADR = American Depositary Receipts

  At June 30, 2011, the Fund held investments in the following sectors:

Sector	Percentage of Net Assets
Information	33.0
Consumer Goods & Services	17.7
Industrial Goods & Services	14.3
Finance	11.1
Energy & Minerals	9.5
Health Care	8.7
Other Industries	5.3
	99.6
Securities Lending Collateral	0.5
Short-Term Obligation	0.4
Obligation to Return Collateral for Securities Loaned	(0.5)
Cash and Other Assets less Liabilities	(0.0	)*
	100.0

*  Rounds to less than 0.01%.

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Valuation Committee that relies on significant unobservable inputs.

  The following table summarizes the inputs used, as of June 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$310,164,530	$—	$—	$310,164,530
Consumer Goods & Services	165,847,400	—	—	165,847,400
Industrial Goods & Services	134,086,399	—	—	134,086,399
Finance	104,147,743	—	—	104,147,743
Energy & Minerals	89,653,507	—	—	89,653,507
Health Care	81,903,188	22	—	81,903,210
Other Industries	49,788,127	—	—	49,788,127
Total Equities	935,590,894	22	—	935,590,916
Total Securities Lending Collateral	4,382,297	—	—	4,382,297
Total Short-Term Obligation	—	3,614,000	—	3,614,000
Total Investments	$939,973,191	$3,614,022	$—	$943,587,213

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model based on Black Scholes.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.
14

Wanger USA 2011 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2011

The following table reconciles asset balances for the six months ending June 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2011
Equities Health Care	$1,137	$—	$(1,137)	$—	$—	$—	$—	$—

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $(1,137). This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

See accompanying notes to financial statements.
15

Wanger USA 2011 Semiannual Report

Statement of Assets and Liabilities
June 30, 2011 (Unaudited)

Assets:
Investments, at cost	$543,112,560
Investments, at value (including securities on loan of $4,197,156)	$943,587,213
Cash	299
Receivable for:
Investments sold	2,048,574
Fund shares sold	347,023
Securities lending income	6,047
Dividends	346,959
Expense reimbursement due from investment adviser	6,990
Trustees' deferred compensation plan	96,932
Other assets	3,595
Total Assets	946,443,632
Liabilities:
Collateral on securities loaned	4,382,297
Payable for:
Investments purchased	340,886
Fund shares repurchased	1,326,105
Investment advisory fee	635,448
Administration fee	36,968
Transfer agent fee	63
Trustees' fees	681
Professional fees	40,672
Custody fee	10,151
Reports to shareholders	376,148
Chief compliance officer expenses	3,269
Trustees' deferred compensation plan	96,932
Other liabilities	3,728
Total Liabilities	7,253,348
Net Assets	$939,190,284
Composition of Net Assets:
Paid-in capital	$522,227,839
Accumulated net investment loss	(2,511,859)
Accumulated net realized gain	18,999,651
Net unrealized appreciation on investments	400,474,653
Net Assets	$939,190,284
Fund Shares Outstanding	27,371,116
Net asset value, offering price and redemption price per share	$34.31

Statement of Operations
For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends (net foreign taxes withheld of $4,950)	$2,076,336
Securities lending income, net	34,538
Interest income	710
Total Investment Income	2,111,584
Expenses:
Investment advisory fee	3,967,628
Administration fee	231,001
Transfer agent fee	353
Trustees' fees	26,783
Custody fee	24,797
Professional fees	56,906
Chief compliance officer expenses (See Note 4)	18,230
Other expenses (See Note 5)	216,769
Total Expenses	4,542,467
Advisory fee waiver (See Note 4)	(40,610)
Custody earnings credit	(2)
Net Expenses	4,501,855
Net Investment Loss	(2,390,271)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	23,108,635
Net change in unrealized appreciation (depreciation) on investments	77,149,504
Net Gain	100,258,139
Net Increase in Net Assets from Operations	$97,867,868

See accompanying notes to financial statements.
16

Wanger USA 2011 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended June 30, 2011	Year Ended December 31, 2010
Operations:
Net investment loss	$(2,390,271)	$(3,576,723)
Net realized gain (loss) on:
Unaffiliated investments	23,108,635	146,415,741
Affiliated investments (See Note 4)	—	(1,462,746)
Reimbursement from transaction costs (See Note 4)	—	19,197
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	77,149,504	50,758,257
Affiliated investments (See Note 4)	—	(2,077,908)
Net Increase in Net Assets from Operations	97,867,868	190,075,818
Distributions to Shareholders:
From net realized gains	(78,451,985)	—
Share Transactions:
Subscriptions	18,660,857	40,189,516
Distributions reinvested	78,451,985	—
Redemptions (See Note 4)	(88,762,216)	(595,995,083)
Net Increase (Decrease) from Fund Share Transactions	8,350,626	(555,805,567)
Total Increase (Decrease) in Net Assets	27,766,509	(365,729,749)
Net Assets:
Beginning of period	911,423,775	1,277,153,524
End of period	$939,190,284	$911,423,775
Accumulated net investment loss at end of period	$(2,511,859)	$(121,588)

See accompanying notes to financial statements.
17

Wanger USA 2011 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2011		2010		2009	2008	2007		2006
Net Asset Value, Beginning of Period	$33.86		$27.45		$19.30	$36.26	$36.36		$34.90
Income from Investment Operations:
Net investment loss (a)	(0.09)		(0.10)		(0.06)	(0.07)	(0.05	)(b)	(0.02)
Net realized and unrealized gain (loss) on investments	3.65		6.51		8.21	(13.16)	1.91		2.71
Total from Investment Operations	3.56		6.41		8.15	(13.23)	1.86		2.69
Less Distributions to Shareholders:
From net investment income	—		—		—	—	—		(0.08)
From net realized gains	(3.11)		—		—	(3.73)	(1.96)		(1.15)
Total Distributions to Shareholders	(3.11)		—		—	(3.73)	(1.96)		(1.23)
Net Asset Value, End of Period	$34.31		$33.86		$27.45	$19.30	$36.26		$36.36
Total Return (c)	11.11	%(d)(e)	23.35	%(e)	42.23%	(39.68)%	5.39%		7.87%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.97	%(g)	0.97%		0.98%	0.96%	0.95%		0.95%
Interest expense	—		0.00	%(h)	—	—	—		0.00	%(h)
Interest expense waiver	—		0.00	%(h)	—	—	—		—
Net expenses (f)	0.97	%(g)	0.97%		0.98%	0.96%	0.95%		0.95%
Net investment loss (f)	(0.52	)%(g)	(0.35)%		(0.29)%	(0.26)%	(0.15)%		(0.07)%
Waiver/Reimbursement	0.01	%(g)	0.01%		—	—	—		—
Portfolio turnover rate	4	%(d)	27%		30%	22%	27%		19%
Net assets, end of period (000s)	$939,190		$911,424		$1,277,154	$952,249	$1,688,040		$1,608,340

(a)  Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Net investment loss per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Had the investment adviser and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.
18

Wanger USA 2011 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger USA (the Fund), is a series of Wanger Advisors Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. The Fund's adviser, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned by the Fund as of June 30, 2011, is included in the Statement of Operations.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis. Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains. The Fund estimates the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

19

Wanger USA 2011 Semiannual Report

Notes to Financial Statements (Unaudited)

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

December 31, 2010
Distributions paid from:
Ordinary Income*	$—
Long-Term Capital Gains	—

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Capital loss carryforwards that were utilized for the Fund during the year ended December 31, 2010 were $64,124,065.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.   Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%

For the six months ended June 30, 2011, the annualized effective investment advisory fee rate net of fee waivers, was 0.85% of the Fund's average daily net assets. Effective April 30, 2010, CWAM has contractually agreed to reimburse the Fund to the extent that investment advisory fees exceed an annual percentage of 0.85% of average daily net assets on an annualized basis, through April 30, 2012. The reimbursement to the Fund for the six months ended June 30, 2011 was $40,610.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates.

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 million	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2011, the annualized effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, provides shareholder services to the Fund and contracted with Boston Financial Data Services (BFDS) to serve as subtransfer agent. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses. The arrangement with BFDS has been continued by CMIS.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

During the six months ended June 30, 2011, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $117,440 and $-, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.125% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the six months ended June 30, 2011. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2012.

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Wanger USA 2011 Semiannual Report

Notes to Financial Statements (Unaudited)

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	(Unaudited) Six months ended June 30, 2011	Year ended December 31, 2010
Shares sold	520,576	1,377,861
Shares issued in reinvestment of dividend distributions	2,434,130	—
Less shares redeemed	(2,500,701)	(20,982,637)
Net increase (decrease) in shares outstanding	454,005	(19,604,776)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2011 were $33,171,326 and $106,378,904, respectively.

8.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eight Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Wanger USA 2011 Semiannual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2011

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Wanger USA 2011 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc., ("CMDI") in February 2005, allows CMA to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. Among these responsibilities is "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn funds," "WAT funds" or collectively, the "Funds") are overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in fund shares; (4) custodial expenses incurred to hold the securities purchased by the funds; and (5) distribution expenses, including commissions paid to brokers that sell the fund shares to investors. "Management fees" consist of (1) and (2), but not the other services.

Columbia Wanger Asset Management, LLC ("CWAM"), is the adviser to the Funds, and at present is wholly owned by Ameriprise Financial, Inc. ("Ameriprise"). The name Columbia Management or Columbia, is used to refer to the group of entities that manage or provide services to funds bearing the brand name "Columbia." These entities include Columbia Management Investment Advisers, ("CMIA"), the successor entity to CMA, Columbia Management Investment Services, Inc. ("CMIS") and Columbia Management Investment Distributors, Inc. ("CMID"), the successor entity to CMDI. The Columbia asset management business, formerly owned by Bank of America Corporation ("Bank of America"), is now owned by Ameriprise.

The Change of Ownership

On September 29, 2009, Bank of America entered into a Purchase Agreement with Ameriprise providing for, among other things, the sale of CWAM to Ameriprise and the acquisition by Ameriprise of certain assets of Columbia. The sale closed on May 1, 2010. A new advisory agreement is required under these circumstances. In advance of that closing, Columbia and Ameriprise proposed that the Trusts continue, in substance, the then existing advisory agreement governing portfolio management, and the administration services agreement governing certain administration and clerical services. They proposed no material changes to these agreements, no change in services and no changes in fee levels, only those changes necessary to effect the change of ownership. The Board of Trustees approved the new advisory agreements, and on May 27, 2010, shareholders voted to approve them too. The investment management team responsible for the Funds remained with CWAM following the Ameriprise acquisition.

The Investment Company Act of 1940 ("1940 Act") effectively bars an increase in management fees for two years following a change in ownership of a fund's advisor (other than for bona fide additional investment advisory services); the purpose of this prohibition is to preclude management from financing the purchase through increased advisory fees. Ameriprise has represented to the Board that it intends to comply with these restrictions, and does not seek increased management fees at this time. Rather, Ameriprise seeks only to renew the advisory and related agreements on their existing terms.

Requirements of the Order

The Order applies to any successor to substantially all the assets of CMDI and CMA. Thus, it applies to CMIA and CMID as successors to CMA and CMDI. Under the Order, a fee evaluation must precede the execution of new or the extension of existing advisory and administration services agreements. The existing agreements continue in effect until July 31, 2011.

In conformity with the terms of the Order and past evaluations, this Evaluation addresses only the advisory and administration contracts, and does not extend to the Funds' underwriting and transfer agency agreements.

According to the Order, the Senior Officer's evaluation must consider a number of factors. These factors parallel the standard set forth in the Gartenberg case. They are following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administration fee contracts with CWAM in conformity with the requirements of the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel. The Board has asked that I prepare this Evaluation.

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Wanger USA 2011 Semiannual Report

Scope of this Evaluation

This Evaluation is qualified in two respects. First, assessing such factors as cost of service, profitability, projected economies of scale, and expected quality of service, involves, at present, a significant element of uncertainty. Ameriprise and Columbia hope to effect cost savings by virtue of the increased scale of their operations. The integration of the two organizations is not, however, complete at this time, so the anticipated benefits are impossible to quantify now and hence cannot effectively be weighed in assessing the reasonableness of the proposed management fee. Profitability data is, to some extent, based on pro forma financial statements. At the same time, Ameriprise and Columbia have assured the Board that the Funds will not suffer diminished services as a result of the combination, nor do they propose to change the fee levels set forth in the existing advisory and administration services agreements. The upshot is that the Fund shareholders will, if the advisory agreements are renewed and asset levels do not decrease, pay no more than they do now, but it is too early to determine whether the change in ownership will result in material changes in the calculus of assessing the fairness of the management fee. Of necessity this must be left to future evaluations.

A second consideration concerns the new funds recently approved by the Board of Trustees. Earlier this year, CWAM and Ameriprise proposed two new Acorn funds: Columbia Acorn Emerging Markets Fund ("Acorn Emerging Markets"), and Columbia Acorn European Fund ("Acorn European"). I issued a fee evaluation in February 2011 addressing the management fees proposed for those new funds. In March 2011, the Board approved amendments to the advisory and other agreements necessary to launch the new funds. They have not yet, however, been offered. Consequently, there is nothing to add here to the evaluation done in February, so this Evaluation does not address those funds.

Process and Independence

The objectives of the Order are to ensure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from Ameriprise and Columbia a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Trustees, acting through their Contract Committee evaluated this information thoroughly, and met often to discuss it. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and prepared in conformity with the methodologies employed by those organizations. Counsel for the Funds and the Independent Trustees considered, as did I, the terms and conditions of the proposed contracts.

My evaluation of the advisory contracts was shaped, as it has been in the past, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, Ameriprise or its affiliates. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, Columbia agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees could not be increased before November 30, 2009, and, in fact, have not been increased since. As a result of the Ameriprise acquisition, the Investment Company Act precludes any increases in management fees before May 2012 (other than for bona fide additional investment advisory services). Therefore, CWAM and Ameriprise propose the continuation of the contracts and management fees as they now exist; no increases in these fees are sought, and no reductions offered.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

A.  Fund Performance

The Domestic Funds: The Acorn Fund has achieved good performance over the past five years, and excellent results over longer periods. Acorn Select and Wanger Select have enjoyed better than average investment returns over the past five years, but have suffered reversals in more recent periods. Both funds expose investors to greater relative risk than the other domestic Funds. Acorn USA and its parallel, Wanger USA are the weakest performers, falling behind their benchmark and peer medians over one and five years. Thermostat is unique and therefore difficult to assess, but has outperformed its benchmark and now enjoys strong rankings from Morningstar.

The International Funds: The international Funds have delivered excellent results over the past five years, and done so while exposing investors to less risk than competing funds. They have also outperformed their benchmarks during this period, but recent results have been more restrained. The international Funds enjoy positive "alpha," confirming the value of their portfolio managers.

B.  Management Fees Relative to Peers

There is significant variance in management fee rankings across the Funds. Acorn International is the only fund that was ranked in the top quartile by both Morningstar and Lipper. The other Acorn funds tend to fall around the medians identified by one or the other service. The WAT funds are uniformly more expensive than their peers.

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Wanger USA 2011 Semiannual Report

C.  Management Fees Relative to Institutional Account and Other Mutual Fund Accounts

CWAM's focus is on its mutual funds. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn funds. One such institutional account is significant in size and has been under CWAM's management for over 33 years. Furthermore, CWAM performs sub-advisory services for mutual funds managed by Ameriprise affiliates, CWAM's parent organization, at rates that are lower than those paid by the parallel Acorn funds, though sub-advisory services usually differ from those necessary for the full support of a mutual fund.

D.  Administrative Services

The Acorn and WAT funds' administrative fees are within the range of fees charged by competitors, but these rankings suffer from a lack of uniformity in the scope of services encompassed by the fee. CWAM provides excellent administrative support for all the Funds.

E.  Costs and Benefits to CWAM and its Affiliates

CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organization, however, are significant and have varied considerably over the years. CWAM's affiliates report operating losses and although the allocations leading to these losses may bear closer scrutiny, Ameriprise affiliates do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Funds. CWAM continues, however, to enjoy substantial benefits from the use of "soft dollar" payments for research.

F.  Profitability

CWAM's profit margins may be in the upper range of its competitors, but peer profitability is difficult to assess given differences in products, operations and other factors. Furthermore, there is limited public information available with regard to the profitability of investment advisers.

G.  Economies of Scale

Economies of scale do exist at CWAM, and the Board has instituted breakpoints that reduce fess as assets increase. Though asset levels have recovered from recent lows, sustained asset growth will be required to trigger additional fee reductions under the current schedule.

H.  Nature and Quality of Service

This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn and WAT funds. Several areas merit comment: (1) CWAM has maintained its investment management capacity and an experienced staff; and (2) CWAM has a reasonably designed compliance program that protects shareholders.

I.  Process

In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. The Board's Contract Committee has sought and obtained extensive data bearing on the reasonableness of the management fees proposed by CWAM. The Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendation

According to Morningstar, Acorn USA and Wanger USA have delivered performance below peer medians for the past one and five years, while imposing management fees that exceed them. Management has fashioned various initiatives to improve performance, and the Trustees should continue to monitor both Funds closely to assess the impact of those initiatives.

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Wanger USA 2011 Semiannual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("CWAM") under which CWAM manages the Wanger Funds (the "Funds"). More than 75% of the trustees of the Trust (the "Trustees") are comprised of persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the Board (the "Committee"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM's portfolio managers and receives monthly reports from CWAM on the performance of the Funds.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and Ameriprise Financial, Inc. ("Ameriprise"), in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on five separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from CWAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Funds and presented its findings to the Board and the Committee throughout the year. The Compliance Committee also provided information to the Committee with respect to relevant matters.

The Trustees reviewed the Advisory Agreement, as well as certain information obtained through CWAM's, Columbia Management's and Ameriprise's responses to independent legal counsel's questionnaires. In addition, the Trustees reviewed the Management Fee Evaluation dated May 2011 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among former affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of each Fund and of independently selected peer groups of funds and of the Funds' performance benchmarks over various time periods, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to CWAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The Trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategy, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Funds' brokerage, and the use of "soft" commission dollars to pay for research products and services, and (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 8, 2011, upon recommendations of the Committee, the Board of Trustees unanimously approved the continuation of the Advisory Agreement.

In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Funds under the Advisory Agreement, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. The Trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund under the Advisory Agreement were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. In addition, they took note of the quality of CWAM's compliance record.

Performance of the Funds. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Funds over various time periods, including over the one-, three- and five-year periods ending December 31, 2010. The Trustees also considered peer performance rankings based on a rolling five-year period.

The Trustees noted that the international Funds have delivered excellent results over the past five years, and have done so while exposing investors to less risk than competing funds, according to Morningstar. They considered that the domestic Funds have had mixed results. Wanger Select had better than average results measured against its peers over the five-year period but underperformed over the one- and three-year periods ending December 31, 2010. Wanger Select outperformed its benchmark for the five-year period but underperformed over the three-year period and equaled its benchmark for the one-year period ending December 31, 2010. Wanger USA outperformed its peer group medians over the three-year period but underperformed its peer group medians over the one- and five-year periods ending December 31, 2010 and also underperformed its benchmark over the same one-, three- and five-year periods. The Trustees noted that the Investment Performance Analysis Committee of the Board concluded that Fund performance was generally satisfactory, except that Wanger USA's performance had slipped below the Lipper and Morningstar medians during the past year. The Trustees considered that CWAM had taken and was taking a number of corrective steps with respect to Wanger USA's underperformance and that the Investment Performance Analysis Committee of the Board was monitoring the Fund's performance.

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Wanger USA 2011 Semiannual Report

Board Approval of the Advisory Agreement

The Trustees concluded that, although past performance is not necessarily indicative of future results, the strong overall longer-term performance record of the Funds was an important factor in their evaluation of the quality of services provided by CWAM under the Advisory Agreement for each Fund.

Costs of Services and Profits Realized by CWAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of each Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees reviewed data from Lipper and Morningstar and noted that all Funds other than Wanger International Select had lower total net operating expenses than their respective Lipper peer group medians and only Wanger USA had total net operating expenses above its Morningstar peer group median. As noted in the Fee Evaluation, the actual advisory fees paid by Wanger Select and Wanger USA were higher than the median advisory fee of the Funds' Morningstar peer groups and the actual advisory fee paid by each Fund was higher than the median advisory fee of each Fund's Lipper peer group. The Trustees reviewed the observations in the Fee Evaluation and noted that the Funds are assessed by Morningstar and Lipper in relation to peers selected only from the variable annuity universe.

The Trustees also considered that Ameriprise represented and agreed that advisory fees would not be raised for the two years following the close of its acquisition of CWAM (May 1, 2010) pursuant to Section 15(f) of the 1940 Act.

The Trustees also reviewed the advisory fee rates charged by CWAM for managing other investment companies (including the Columbia Acorn Funds), sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. The Trustees noted that the Funds' advisory fees were generally comparable to the Columbia Acorn Funds' advisory fees at the same asset levels. The Trustees also examined CWAM's institutional separate account fees for various investment strategies; in some cases those fees were higher than the advisory fees charged to the Funds, and in a few instances the fees were lower. The Trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its non-fund clients.

The Trustees concluded that the rates of advisory fees payable to CWAM were reasonable in relation to the nature and quality of the services to be provided. The Trustees also concluded that the Funds' overall expense ratios were reasonable, considering the quality of the services provided by CWAM and its affiliates and the investment performance of the Funds.

The Trustees reviewed the analysis of the historic profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in their relationships with each Fund. The Committee and Trustees met on several occasions with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and fund-by-fund basis. The Trustees also considered the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper and Strategic Insight, which compared CWAM's profitability to other similar investment advisers in the mutual fund industry. The Trustees concluded that CWAM's and its affiliates' profits were within a reasonable range of those of competitors with similar business models. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which CWAM realizes economies of scale in connection with an increase in Fund assets. The Trustees also discussed the potential for Fund sales growth. The Trustees noted that the advisory fee schedule for each Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of each Fund was reflective of a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The Trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that the Funds' transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Funds for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc. ("CMID"), serves as the Funds' distributor under a distribution agreement and receives no fees for its services. In addition, Columbia Management provides sub-administration services to the Funds. The Committee received information regarding the profitability of each Fund agreement with CWAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Funds and CWAM may potentially benefit from their relationship with each other. For example, the Trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of CWAM. The Committee reviewed CWAM's annual "soft dollar" report and met with representatives from CWAM to review CWAM's soft dollar spending. The Committee also considered that the Compliance Committee of the Board regularly reviewed third-party prepared reports that evaluated the quality of CWAM's execution of the Funds' portfolio transactions. The Trustees determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Advisory Agreement was in the best interest of each Fund. On June 8, 2011, the Trustees approved continuation of the Advisory Agreement through July 31, 2012.

27

Wanger USA 2011 Semiannual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
Allan B. Muchin
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

P. Zachary Egan
Vice President

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and
General Counsel

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 days after each month-end.

28

Columbia Wanger Funds

© 2011 Columbia Management Investments Advisers, LLC. All rights reserved.

C-1452 C (8/11) 122623

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 19, 2011

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	August 19, 2011